This is filed pursuant to Rule 497(c).  File Nos. 33-18647 and
811-5398.

                             ALLIANCE VARIABLE PRODUCTS
                             SERIES FUND, INC.

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c/o Alliance Fund Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
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               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2001
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    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2001 for Alliance Variable Products Series Fund, Inc. (the "Fund") that offers Class A shares. A separate Prospectus and Statement of Additional Information relates to the Fund's Class B shares. Financial statements for Alliance Variable Products Series Fund, Inc. for the year ended December 31, 2000 are included in the annual report to shareholders and are incorporated into this Statement of Additional Information by reference. Copies of the Prospectuses and annual reports of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

    Introduction...........................................
    Investment Policies and Restrictions...................
         Money Market Portfolio............................
         Premier Growth Portfolio..........................
         Growth and Income Portfolio.......................
         U.S. Government/High Grade
           Securities Portfolio............................
         High-Yield Portfolio..............................
         Total Return Portfolio............................
         International Portfolio...........................
         Global Bond Portfolio.............................
         North American Government Income
           Portfolio.......................................
         Global Dollar Government Portfolio................
         AllianceBernstein Utility Income Portfolio........
         Growth Portfolio..................................
         Worldwide Privatization Portfolio.................
         Technology Portfolio..............................
         Quasar Portfolio..................................

         AllianceBernstein Real Estate Investment
           Portfolio.......................................
         Other Investment Policies.........................
    Management of the Fund.................................
    Purchase and Redemption of Shares......................
    Net Asset Value........................................
    Portfolio Transactions.................................
    Dividends, Distributions and Taxes.....................
    General Information....................................
    Financial Statements and Report of Independent
         Auditors..........................................
    Appendix A - Description of Obligations Issued
         or Guaranteed by U.S. Government Agencies
         or Instrumentalities..............................   A-1
    Appendix B - Futures Contracts and Options on
         Futures Contracts and Foreign Currencies..........   B-1
    Appendix C - Options...................................   C-1
    Appendix D - Additional Information About
         the United Kingdom, Japan, Canada, Mexico
         and Argentina.....................................   D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

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                          INTRODUCTION
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         Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios, all of which are described in this Statement of Additional Information.
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              INVESTMENT POLICIES AND RESTRICTIONS
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         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

MONEY MARKET PORTFOLIO

         GENERAL. The objectives of the Money Market Portfolio are in the following order of priority: safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives in this Portfolio by maintaining the Portfolio's assets in high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days). Accordingly, the Portfolio may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality;

         2. Certificates of deposit, bankers acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less;

         3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Prospectus. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts; and

         4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

         For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase
Agreements" below.

         REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Money Market Portfolio's commitments in reverse repurchase agreements.

         LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") that are determined by Alliance Capital Management L.P. (the "Adviser") to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the Commission) adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Acts registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

             (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

           (iii) the number of other potential purchasers of the security;

            (iv) the number of dealers undertaking to make a market in the security;

             (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi)   any applicable Securities and Exchange
                   Commission interpretation or position with respect to such types of securities.

         Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

         MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         The Money Market Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule.
Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

         Currently, pursuant to Rule 2a-7, the Money Market Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Prospectus.

         Under Rule 2a-7, the Money Market Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government Securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Money Market Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

         9. Make investments for the purpose of exercising control;

         10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         11. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

         12. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

         13. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

PREMIER GROWTH PORTFOLIO

         GENERAL. The objective of the Premier Growth Portfolio is capital growth rather than current income. Since investments are made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. The Portfolio will seek to achieve its objective through aggressive investment policies and, therefore, is not intended for investors whose principal objective is assured income or conservation of capital. Ordinarily, the annual portfolio turnover rate may be in excess of 100%.

         In seeking its investment goal, the Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40-60 companies are represented in the Portfolio's investment portfolio with the most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

         The Adviser's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (that is the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index), a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions which reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Investments are made based upon their potential for capital appreciation. Current income will be incidental to that objective. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met.

         The Adviser expects that, under normal circumstances, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of American companies (except when in a temporary defensive position). The Portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

         SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Premier Growth Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), or a permitted in connection with short sales of securities "against the box" by the Portfolio, as described above;

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8.   Write put options;

         9. Make investments for the purpose of exercising control;

         10. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         11. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

         12. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

GROWTH AND INCOME PORTFOLIO

         GENERAL. The Growth and Income Portfolio's objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. It may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio may also write covered call options listed on domestic securities exchanges. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

         The Portfolio may invest in foreign securities. Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

         It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

         OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "Premier Growth Portfolio - Options" above.

         The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option which it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Growth and Income
Portfolio, supplement those set forth above and may not be changed without shareholder approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase the securities of any other investment company except in a regular transaction on the open market;

         9. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

         10. Invest in the securities of any company for the purpose of exercising control of management.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

         The investment objective of the U.S. Government/High Grade Securities Portfolio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities) and repurchase agreements pertaining to U.S. Government Securities and (ii) other high grade debt securities rated AAA, AA or A by S&P or Fitch IBCA, Inc. ("Fitch") or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.
The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of any options transactions which may be entered into by the Portfolio. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

         The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration
(VA). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

         FHLMC SECURITIES.  The Federal Home Loan Mortgage
Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage-related pass-through securities (FHLMC Certificates), mortgage participation certificates (PCs) and guaranteed mortgage securities (GMCs).
PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

         Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the staffs interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

         1. Debt securities which are rated AAA, AA, or A by S&P or Fitch or Aaa, Aa or A by Moody's;

         2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

         3.   Commercial paper rated A-1+, A-1, A-2 or A-3 by
S&P, F1, F2 or F3 by Fitch or Prime-1, Prime-2 or Prime-3 by
Moody's; and

         4. Bankers acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

         INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

         SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

         OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 35% of its total assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations),
(ii) certificates of deposit, bankers acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A to the Prospectus for a description of corporate debt ratings.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Acts limitation on acquiring interests in other investment companies. In order to be able to rely on the staffs interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         INVESTMENT PRACTICES.

         OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government

Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

         The Portfolio intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

         In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

              For additional information on the use, risks and costs of options, see Appendix C.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instrumentalities and usually depends on the Advisers ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

         A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

         The Portfolio enters into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

         The Portfolio's ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         It is the policy of the Portfolio that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix B.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a when, as and if issued security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

         When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the U.S. Government/High Grade Securities Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information" below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Participate on a joint or joint and several basis in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes or loans of portfolio securities;

         11. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         12. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

         13. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

         14. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of;

              (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

              (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P; and

              (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

         15. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

         16.  Purchase or sell commodities or commodity contracts
(except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

         17. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

HIGH-YIELD PORTFOLIO

         GENERAL. As discussed in the Prospectus, the Portfolio invests principally in lower-rated fixed-income securities. The ratings of fixed-income securities by Moody's, S&P, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. For a description of credit ratings see Appendix A to the Prospectus.

         Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser attempts to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

         While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser evaluates those factors it considers relevant and makes portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio.

         PUBLIC UTILITIES. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

         MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the High-Yield Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include

FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, "U.S. Government/High Grade
Securities Portfolio -- U.S. Government Securities, FHLMC
Securities and FNMA Securities."

         Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         DIRECT INVESTMENT IN MORTGAGES. The High-Yield Portfolio may invest up to 5% of its total assets directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The High-Yield Portfolio may purchase securities offered on a when-issued basis and may purchase or sell securities on a forward commitment basis. For a general description of when-issued securities and forward commitments, see above, "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

         The High-Yield Portfolio may purchase securities on a when, as and if issued basis as described above in "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES. The High-Yield Portfolio may invest in financial futures contracts (futures contracts) and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see U.S. Government/High Grade Securities Portfolio-Investment Practices-Futures Contracts and Options on Futures Contracts above and Appendix B.

         Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, Government National Mortgage Association ("GNMA") certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

         Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         PUT AND CALL OPTIONS. The High-Yield Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, U.S. Government/High Grade Securities Portfolio-Investment Practices-Options on U.S. and Foreign Government Securities. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

         FOREIGN SECURITIES. The portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "U.S. Government/High Grade Securities Portfolio--High Grade Debt Securities--Foreign Securities".

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the High-Yield Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's investment portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

         The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have a flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

         The Fund's custodian bank places liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Portfolio's dealing in forward foreign currency exchange contracts is limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "U.S. Government/High Grade Securities Portfolio Restricted Securities and Other Investment
Policies --Illiquid Securities". If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in United States Government securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio requires that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio follows the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the High-Yield Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities; (illiquid securities purchased by the Portfolio may include
(a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, originated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions);

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

         9. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio
(i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectus and above;

         10. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         11. Invest in companies for the purpose of exercising control of management;

         12.  Issue any senior securities as defined in the 1940
Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments, or loans of portfolio securities may be considered senior securities);

         13. Participate on a joint, or on a joint and several, basis in any trading account in securities;

         14.  Effect a short sale of any security;

         15. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

         16. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

TOTAL RETURN PORTFOLIO

         The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund"; this fundamental policy cannot be changed without Shareholder Approval. The percentage of the Portfolio's assets invested in each type of security at any time is in accordance with the judgment of the Adviser. The Portfolio's assets are invested in U.S. Government and agency obligations, bonds whether convertible or non-convertible and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

         Subject to market conditions the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "High Yield Portfolio -- Put and Call Options" above. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

         Although the Portfolio may invest in foreign securities, it has no present intention to do so.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Total Return Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase the securities of any other investment company except in a regular transaction in the open market;

         9. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

         10. Invest in other companies for the purchase of exercising control of management;

         11   Purchase securities on margin, borrow money, or
sell securities short, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets);

         12.  Underwrite securities issued by other persons;

         13. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

         14   Purchase or sell commodities or commodity
contracts; or

         15   Issue any securities senior to the capital stock
offered hereby.

INTERNATIONAL PORTFOLIO

         GENERAL. The objective of the International Portfolio is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g. incorporated outside the United States), companies participating in foreign economies with prospects for growth and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance, of course, that the Portfolio will achieve its objective. Ordinarily, the annual portfolio turnover rate will not exceed 100%.

         In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established non-United States companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

         Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

         The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. For a description of Japan and the United Kingdom, see Appendix D.

         The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

         It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

         SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio has the right to call a loan to obtain the securities loaned at any time on five days notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Portfolio will receive the income earned on investment of the collateral. The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

         WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

         Although the Portfolio values its assets daily in terms of U.S. Dollars, its does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the International Portfolio, see "High Yield Portfolio -- Foreign Currency Transactions," above.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the International Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of a Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the

Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

         9. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

         10. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

         11. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

         12.  Effect short sales of securities;

         13. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities
Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

         14. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

         15. Invest in companies for the purpose of exercising management or control; or

         16. Issue senior securities except as permitted by the 1940 Act.

GLOBAL BOND PORTFOLIO

         GENERAL.       The investment objective of the Global
Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

         INVESTMENT POLICIES. The following investment policies, should be read in conjunction with the information set forth in the Prospectus under "Other Investment Policies and Techniques." The investment policies are not designated fundamental policies within the meaning of the 1940 Act and may be changed by the Fund's Board of Directors without Shareholder Approval as defined under the caption "General Information," below. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         U.S. GOVERNMENT SECURITIES. See Appendix A hereto for a description of obligations issued or guaranteed by U.S.
Government agencies or instrumentalities.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Portfolio having a value equal to the aggregate amount of, the Portfolio's commitments in futures and options on futures contracts.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         INVESTMENT RESTRICTIONS. The following restrictions supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General
Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         5. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         6. Participate on a joint or joint and several basis in any securities trading account;

         7. Invest in companies for the purpose of exercising control;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         10. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

         The objective of the North American Government Income Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities (Government Securities). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). The Portfolio utilizes certain other investment techniques, including options and futures.

         The Portfolio may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by S&P, or Fitch or at least Baa by Moody's) or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser. Securities rated BBB by S&P, or Fitch or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. The

Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by the Portfolio's Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

         The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Portfolio's Adviser actively manages the Portfolio's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and adjusts the Portfolio's investments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective of seeking the highest level of current income, consistent with what the Portfolio's Adviser considers to be prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency varies in accordance with the assessment of the Portfolio's Adviser of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

         The Portfolio invests at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio does not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in Argentine Government Securities.

         INVESTMENT POLICIES.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix B.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "U.S. Government/High Grade Securities Portfolio -- U.S. Government Guaranteed Mortgage-Related Securities -- General," above.

         GNMA CERTIFICATES.  For information regarding GNMA
Certificates, see "U.S. Government/High Grade Securities
Portfolio -- GNMA Certificates," above.

         FHLMC SECURITIES.  For information regarding FHLMC
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FHLMC Securities," above.

         FNMA SECURITIES.  For information regarding FNMA
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FNMA Securities," above.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staffs interpretation, but will not treat such securities as U.S. Government Securities until final resolution of the issue.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

         CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the NHA MBS Program) established under the National Housing Act of Canada
(NHA). Certificates issued pursuant to the NHA MBS Program (NHA Mortgage-Related Securities) benefit from the guarantee of the Canada Mortgage and Housing Corporation (CMHC), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

         NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

         The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the NHA MBS Certificates). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

         In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

         While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

         ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The North American Government Income Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others,
(a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale; (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter; and (c) repurchase agreements not terminable within seven days.

         See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Portfolio's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. Dollar price of the security (transaction hedge). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount (position hedge). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (cross-hedge). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix C.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreement," below.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the North American Government Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

         2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         8. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

         For additional information about Canada, Mexico and Argentina, See Appendix D.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

         GENERAL. The primary objective of the Global Dollar Government Portfolio is to seek a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in fixed-income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments (Sovereign Debt Obligations). The Portfolio's investments in Sovereign Debt Obligations emphasize obligations of a type customarily referred to as Brady Bonds, that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest up to 35% of its total assets in U.S. corporate fixed-income securities and non-U.S. corporate fixed-income securities. The Portfolio limits its investments in Sovereign Debt Obligations, U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar denominated securities.

         The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any other single foreign country. At present, each of the above-named countries is an emerging market country.

         In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Advisers opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

         Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers.

         Substantially all of the Portfolio's assets are invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

         INVESTMENT POLICIES

         BRADY BONDS. As noted above, a significant portion of the Portfolio's investment portfolio consists of debt obligations customarily referred to as Brady Bonds which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totaling more than $120 billion have been implemented to date in Argentina, Bolivia, Brazil, Costa Rica, the Dominican Republic, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Brazil, Mexico and Venezuela.

         Most Argentine, Brazilian, Dominican (Republic) and Mexican Brady Bonds and a significant portion of the Venezuelan Brady Bonds issued to date are Collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued Collateralized Brady Bonds. Thus, at the present time Argentina, Bolivia, Brazil, the Dominican Republic, Mexico, Nigeria, the

Philippines, Uruguay and Venezuela are the only countries which have issued Collateralized Brady Bonds.

         STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (Structured Securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

         Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans (Loans) arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions (Lenders).
The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of all or a portion of Loans (Assignments) from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lenders insolvency, the Lenders servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only the Lender interpositioned between the Portfolio and the borrower in a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P, or Fitch).

         When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

         U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

         INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interests payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "-- Other Investment Policies and Techniques -- Interest Rate Transactions".

         FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities in the Fund's Prospectus".

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Warrants. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its investment portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

         REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

         For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

CERTAIN RISK CONSIDERATIONS

         RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available abut certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio invests and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Portfolio focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

         Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

         SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         By investing in Sovereign Debt Obligations, the Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.

         Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuers balance of payments, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

         The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

         U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Global Dollar Government Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information", below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

         2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Invest in companies for the purpose of exercising control;

         6. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         7. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

         GENERAL. The objective of the AllianceBernstein Utility Income Portfolio is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers of any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the utilities industry. At least 65% of the Portfolio's total assets are to be invested in income-producing securities.

         The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. Many of these companies have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

         The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Advisers evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

         INVESTMENT POLICIES

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

         RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         OPTIONS. For additional information on the use, risks and costs of options, see Appendix C.

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "North American Government Income Portfolio -- Futures Contracts" and "Options on Futures Contracts", above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts (forward contracts). For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio" -- "Forward Foreign Currency Exchange Contracts," above.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities", below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         CERTAIN RISK CONSIDERATIONS

         UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

         Declines in the prices of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services.

In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities are also considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         INVESTMENT RESTRICTIONS. The following restrictions which are applicable to the Utility Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

         2. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

         3. Purchase more than 10% of any class of the voting securities of any one issuer;

         4. Borrow money except from banks or temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies;

         6. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         7. Participate on a joint or joint and several basis in any securities trading account;

         8. Invest in companies for the purpose of exercising control;

         9. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options or loans of portfolio securities;

         10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         11.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts);
(c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

GROWTH PORTFOLIO

         For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the sellers bankruptcy or otherwise. In such event, the Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolios may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security;

(b) possible reduced levels of income and lack of access to income during this period; and (c) possible inability to enforce rights. The Portfolio has established standards for the creditworthiness of parties with which it may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

         NON-PUBLICLY TRADED SECURITIES. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors.
Pursuant to these guidelines, the Adviser will monitor the liquidity of the Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES. The Portfolio, may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Portfolio generally will not invest more than 30% of its total assets in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

         DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
         IN WHICH THE PORTFOLIO MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amounts master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, or Fitch.

         The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         A description of Moody's, S&Ps, and Fitch short-term note ratings is included as Appendix A to the Prospectus.

         LENDING OF SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of the Portfolio's total assets.

         FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. Agreements for such purchases might be entered into, for example, when the Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

         The Portfolio enters into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although the Portfolio does not intend to make such purchases for speculative purposes and the Portfolio intends to adhere to the provisions of policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

         OPTIONS. As noted in the Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Portfolio is considered covered with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, the Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         The Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         The Portfolio may also write combinations of put and call options on the same security, known as straddles, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES.  The Portfolio may write
(sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by the Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         The Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, the Portfolio seeks to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

         The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio also bears the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES AND RELATED OPTIONS. The Growth Portfolio may enter into stock futures contracts, and may enter into foreign currency futures contracts. (Unless otherwise specified, stock index futures contracts and foreign currency futures contracts are collectively referred to as Futures Contracts.) Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. The Portfolio and the Growth Portfolio generally intends to purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio's current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio sustains losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Portfolio may also engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such cross hedging is subject to the same risk as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         The Portfolio may purchase and write options on stock index futures contracts. The Portfolio may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as Options on Futures Contracts.)

         The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolio may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts (Forward Contracts) to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency.
Conversely, the Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolio may engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

         The Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through Forward Contracts. Accordingly, the Portfolio will segregate liquid assets in an amount least equal to the Portfolio's obligations under any Forward Contract.

         OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may write options on foreign currencies for the same types of hedging purposes or to increase return.
For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolio's abilities effectively to hedge all or a portion of its portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies-depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's portfolios or securities the Portfolio intends to purchase. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying index or obligation.

         For example, if the Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         If the Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, the Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Portfolio writes a call option on a stock index, the securities used as cover may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's portfolio securities.

         The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Portfolio's portfolio. When the Portfolio writes an option, it will receive premium income in return for the holders purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolio enters into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by daily price fluctuation limits, established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolio will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (primary dealers). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is in-the-money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectus. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

         Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolio's purchase or sell Futures Contracts and Options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When the Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

         The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolio.

         The amount of risk the Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures

Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United Sates or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the

Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that the Portfolio not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and Options on Futures Contracts already entered into by the Portfolio, limit the Portfolio's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Portfolio to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Portfolio's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when the Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, the Portfolio maintains with its custodian a segregated liquid assets account which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases. In addition, the Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets.

         The Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

         When the Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

         ECONOMIC EFFECTS AND LIMITATIONS. Income earned by the Portfolio from its hedging activities is treated as capital gain and, if not offset by net realized capital losses incurred by the Portfolio, is distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Portfolio's portfolio securities, that gain, to the extent not offset by losses, is distributed in light of certain tax considerations and constitutes a distribution of that portion of the value preserved against decline.

         The Portfolio will not over-hedge, that is, the Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         The Portfolio's ability to employ the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, the Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

         The Portfolio's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolio can hold such contracts and the character of the income earned on such contracts. In addition, differences between the Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Portfolio's book income may be required in order to meet tax requirements.

         FUTURE DEVELOPMENTS. The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

         INVESTMENT RESTRICTIONS. Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of the Portfolio set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following restrictions, which are applicable to the Growth Portfolio, supplement those set for the above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolios will not:

         1. Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction;

         2. Invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government);

         3. Borrow money in excess of 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes;

         4. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

         5. Purchase or retain real estate or interests in real estate, although the Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate;

         6. Make loans to other persons except by the purchase of obligations in which the Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets; or

         7. Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, loans of portfolio securities, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 3 above.)

         It is also a fundamental policy of the Portfolio that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolio but which are not fundamental and are subject to change without shareholder approval.

         The Portfolios will not:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances;

         (b) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies;

         (c) Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that the Portfolio will not make such short sales with respect to securities having a value in excess of 5% of its total assets;

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts;

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

         (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%;

         (g) The Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokers commission; or (B) where no commission or profit to a sponsor or dealer results from such purchase; or
(C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act;

         (h) Make investments for the purpose of exercising control or management;

         (i) Participate on a joint or joint and several basis in any trading account in securities;

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs;

         (k) Purchase warrants, if, as a result, the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange;

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Portfolio from entering into securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with the Portfolio's investment objective and policies; and

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid;

         Whenever any investment restriction-states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

WORLDWIDE PRIVATIZATION PORTFOLIO

         Worldwide Privatization Portfolio seeks long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes securities of companies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

         The Portfolio is designed for individual investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

         A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuers successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         The following investment policies and restrictions supplement, and should be read in conjunction with the information set forth in the Prospectus of the Portfolio under the heading Description of the Portfolio. Except as otherwise noted, the Portfolio's investment policies described below are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Portfolio without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         INVESTMENT POLICIES

         DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P, or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations" below.

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Portfolio's Prospectus.

         FUTURES AND RELATED OPTIONS. For a discussion regarding futures contracts and options on futures contracts, see "North
American Government Income Portfolio -- Futures Contracts and
Options on Futures Contracts," above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward
Foreign Currency Exchange Contracts," above.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.

         SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities which include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Advisers most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuers securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the U.S. Securities Act of 1933 (the 1933 Act) requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934 (the "1934 Act").

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements", below.

SPECIAL RISK CONSIDERATIONS

         Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

         Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

         CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.
The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

         CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities.

         Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         TRANSACTION COSTS. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         U.S. AND FOREIGN TAXES. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

         ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

         NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes- -General." To so qualify, among other requirements, the Portfolio limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer; and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P, and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuers capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P, and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuers ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, or Fitch (i.e., rated C by Moody's or CCC and lower by S&P, or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Ratings of fixed-income securities by Moody's, S&P, or Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. the rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A in the Prospectus for a description of Moody's, S&P, and Fitch bond and commercial paper ratings.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Worldwide Privatization Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination;

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any investments are made;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Issue any senior security within the meaning of the Act except that the Portfolio may make loans of portfolio securities and write put and call options;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         9.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs;
(d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

TECHNOLOGY PORTFOLIO

         GENERAL. The primary investment objective of the Portfolio is to emphasize growth of capital, and investments will be made based upon their potential for capital appreciation. Therefore, current income is incidental to the objective of capital growth. However, subject to the limitations referred to under Options below, the Portfolio may seek to earn income through the writing of listed call options. In seeking to achieve its objective, the Portfolio invests primarily in securities of companies which are expected to benefit from technological advances and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes). The Portfolio has at least 80% of its assets invested in the securities of such companies except when the Portfolio assumes a temporary defensive position. There obviously can be no assurance that the Portfolio's investment objective will be achieved, and the nature of the Portfolio's investment objective and policies may involve a somewhat greater degree of risk than would be present in a more conservative investment approach.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, as well as the Portfolio's 80% investment policy described above, may not be changed without shareholder approval.

         The Portfolio expects under normal circumstances to have substantially all of its assets invested in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, the Portfolio may take a defensive position and invest without limit in investment grade debt securities or preferred stocks or hold its assets in cash. The Portfolio at times may also invest in debt securities and preferred stocks offering an opportunity for price appreciation (e.g., convertible debt securities).

         Critical factors which are considered in the selection of securities included the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as
(i) actual or potential deterioration of the issuers earning power which the Portfolio believes may adversely affect the price of its securities; (ii) increases in the price level of the security or of securities generally which the Portfolio believes are not fully warranted by the issuers earning power; and
(iii) changes in the relative opportunities offered by various securities.

         Companies in which the Portfolio invests include those whose processes, products or services are anticipated by the Adviser to be significantly benefited by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

         The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhances the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

         INVESTMENT POLICIES

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options, therefore, involves a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio are ordinarily sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and in such case are endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.

The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         OPTIONS ON MARKET INDICES. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         RIGHTS AND WARRANTS. The Portfolio may invest up to 10% of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolio's total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio invests require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale; (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter; and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of

1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio has the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Technology Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items;
(b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities; or
(c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets; or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Concentrate its investments in any one industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

         4. Invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

         5. Make short sales of securities or maintain a short position or write put options;

         6. Mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
(xiv) listed below;

         7. Purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

         8. Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

         9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

         10. Participate on a joint or joint and several basis in any securities trading account;

         11. Invest in companies for the purpose of exercising control;

         12. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

         13. Make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

         14. Borrow money except for the short-term credits from banks referred to in paragraph (xii) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

         15. Act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities); or

         16. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Investment Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

QUASAR PORTFOLIO

         GENERAL. The investment objective of the Portfolio is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, may not be changed without shareholder approval.

         Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance, such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement.
If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth above.

         GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital.
No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

         SHORT SALES. The Portfolio may only make short sales of securities against the box. A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.


         PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities; or (b) an offsetting call option on the same securities.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to Quasar Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

         2. Invest more than 25% of the value of its total assets in any particular industry;

         3. Borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

         4.   Purchase or sell real estate;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         8. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed debt securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted securities and except for the lending of portfolio securities;

         9. Except as permitted in connection with short sales of securities or writing of call options, described under the headings Short Sales and Puts and Calls above, pledge, mortgage or hypothecate any of its assets;

         10. Except as permitted in connection with short sales of securities against the box described under the heading
Additional Investment Policies and Practices above, make short sales of securities; or

         11. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         It is a non-fundamental policy of the Fund that (i) the Fund utilize futures and options thereon only for hedging purposes; (ii) the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets; (iii) the Fund will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures; and (iv) the Fund will not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposit on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

         GENERAL. The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective may not be changed without shareholder approval.

         Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities of real estate investment trusts (REITs) and other real estate industry companies. A real estate industry company is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio invests for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (Real Estate Equity Securities).

         The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property (Mortgage-Backed Securities), such as mortgage pass-through certificates, real estate mortgage investment conduit (REMIC) certificates and collateralized mortgage obligations (CMOs); and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Factors Associated with the Real Estate Industry" below for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of the Adviser will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

         The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred
directly by the Portfolio.   The Portfolio may invest up to 5% of
its total assets in Real Estate Equity Securities of non-U.S.
issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         To the extent not described in the Portfolio's Prospectus, set forth below is additional information regarding the Portfolio's investment policies and practices. Except as otherwise noted, the Portfolio's investment policies are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those rating.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian maintains, in a segregated account of the Fund, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with its custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyers money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendors bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

         SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein cash or securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Fund's Board of Directors, monitors the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser considers, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security;
(4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of security.

         DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities (U.S. Government Securities), bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P, or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

         RISK FACTORS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

         REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

         MORTGAGED-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Further, the yield characteristics of Mortgage-Backed Securities, such as those in the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

         The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S.
governmental or private lenders and guaranteed by the U.S.
Government or one of its agencies or instrumentalities, including
Ginnie Mae.

         GENERAL. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity

Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

         In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Real Estate Investment Portfolio, supplement the set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items; (b)
U.S. Government securities; or (c) securities of any one issuer
(other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets; or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

         4. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity
Securities;

         5. Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

         6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         7. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         8. Participate on a joint or joint and several basis in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue any senior security within the meaning of the 1940 Act except that the Portfolio may lend portfolio securities in accordance with applicable law;

         11. Make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time; or

         12. (a) Purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs;
(c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

OTHER INVESTMENT POLICIES

         REPURCHASE AGREEMENTS. Each Portfolio, except the Total Return Portfolio and the Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyers money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

         ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

         A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio, AllianceBernstein Utility Income Portfolio, Technology Portfolio, Quasar Portfolio and the AllianceBernstein Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale; (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter; and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

         FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolio's Custodian will maintain, in the separate account of the Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves.

         UNRATED SECURITIES. Unrated securities will also be considered by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

         The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio which may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

         In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 56, is the President, Chief Operating
Officer and a Director of Alliance Capital Management Corporation
(ACMC),** with which he has been associated since prior to 1996.

         RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance
Society of the United States.  She is a Director of Ecolab
Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is 75 Briar Woods Trail, Stamford,
Connecticut 06903.

         DAVID H. DIEVLER, 71, is an independent consultant. He was formerly a Senior Vice President of ACMC until 1994. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 59, has been the President of Historic Hudson Valley (historic preservation) since prior to 1996. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

___________________________
*   An interested person of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor general partner of the Adviser, and the predecessor general partner of the same name.

         WILLIAM H. FOULK, JR., 68, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         CLIFFORD L. MICHEL, 61, is a partner of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York 10005.

         DONALD J. ROBINSON, 66, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN and PRESIDENT, see biography above.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 41, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 63, is a Vice
Chairman of ACMC, with which he has been associated since prior to 1996.

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 56, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 59, is an
Executive Vice President of ACMC, with which he has been associated with since prior to 1996.

         RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 45, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         ANDREW M. ARAN, SENIOR VICE PRESIDENT, 43, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         PETER ANASTOS, SENIOR VICE PRESIDENT, 58, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         BRUCE ARONOW, VICE PRESIDENT, 34, Vice President of ACMC, with which he has been associated since 1999. Prior thereto, he was a Vice President as INVESCO since 1998, a Vice President at LGT Capital Management since 1996 and a Vice President at Chancellor Capital Management prior to 1996.

         EDWARD BAKER, VICE PRESIDENT, 50, is a Senior Vice
President and Chief Investment Officer - Emerging Markets of
ACMC, with which he has been associated since prior to 1996.

         THOMAS BARDONG, VICE PRESIDENT, 56, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         SANDRA YEAGER, VICE PRESIDENT, 36, is a Senior Vice
President of ACMC, with which she has been associated since prior to 1996.

         MATTHEW BLOOM, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MARK H. BREEDON, SENIOR VICE PRESIDENT, 48, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1996.

         RUSSEL BRODY, VICE PRESIDENT, 33, is a Vice President of
ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard
Odier et Cie since prior to 1996.

         NICHOLAS D.P. CARN, VICE PRESIDENT, 43, is a Senior Vice
President of ACMC, with which he has been associated since 1997.
Prior thereto, he was a Chief Investment Officer and Portfolio
Manager at Draycott Partners.

         PAUL J. DENOON, VICE PRESIDENT, 39, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DAVID EDGERLY, VICE PRESIDENT, 58, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has associated since prior to 1996.

         VICKI FULLER, VICE PRESIDENT, 44, has been a Senior Vice
President of ACMC since 1994.  Previously she was Managing

Director of High Yield of Equitable Capital Management
Corporation since prior to 1996.

         GERALD T. MALONE, VICE PRESIDENT, 47, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MICHAEL MON, VICE PRESIDENT, 31, is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto he was a Portfolio Manager at Brundage, Stroy and Rose since 1998. Previously, he was employed as an Assistant Vice President at Mitchell Hutchin Asset Management since prior to 1996.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 35, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DANIEL G. PINE, SENIOR VICE PRESIDENT, 49, has been associated with the Adviser since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to
1996.

         PAUL RISSMAN, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         TYLER SMITH, VICE PRESIDENT, 62, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         JEAN VAN DE WALLE, VICE PRESIDENT, 42, has been Vice
President of ACMC since prior to 1996.

         EDMUND P. BERGAN, JR., SECRETARY, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. (AFD) and Alliance Fund Services Inc. ("AFS"), with which he has been associated since prior to 1996.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
50, is a Senior Vice President of AFS, with which he has been associated since prior to 1996.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 46, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 39, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         THOMAS R. MANLEY, CONTROLLER, 47, is a Vice President of
ACMC, with which he has been associated since prior to 1996.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2000 and the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the Alliance Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                              TOTAL NUMBER
                                              OF REGISTERED
                                              INVESTMENT    TOTAL NUMBER
                                              COMPANIES IN  OF INVESTMENT
                                              THE ALLIANCE  PORTFOLIOS
                                TOTAL         FUND COMPLEX, IN THE,
                                COMPENSATION  INCLUDING THE ALLIANCE FUND
                                FROM THE      FUND, AS TO   COMPLEX, INCLUDING
                                ALLIANCE FUND WHICH THE     THE FUND, AS TO
                  AGGREGATE     COMPLEX,      DIRECTOR IS   WHICH THE DIRECTOR
                  COMPENSATION  INCLUDING     A DIRECTOR    IS A DIRECTOR
NAME OF DIRECTOR  FROM THE FUND THE FUND      OR TRUSTEE    OR TRUSTEE

John D. Carifa        $-0-        $0               45              103
Ruth Block            $3,848      $155,738         34              80
David H. Dievler      $3,954      $223,025         40              86
John H. Dobkin        $3,954      $187,175         37              83
William H. Foulk, Jr. $3,952      $220,738         41              99
Clifford L. Michel    $3,764      $171,138         35              83
Donald J. Robinson    $3,952      $160,777         37              93


         As of April 6, 2001 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         The Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented the assets of investment companies). As of December 31, 2000, the Advisers managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nations' FORTUNE 100 companies), for public employees retirement funds in 41 states, for investment companies worldwide. The 50 registered investment companies managed by the Adviser, comprising 139 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.* Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.




_____________________________________
     *Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Utility Income Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Investment Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Investment Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the Technology Portfolio.
The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Investment Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the Quasar Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Investment Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Real Estate Investment Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996. The Investment Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the High-Yield Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The Adviser voluntarily waives fees with respect to and or reimburses expenses of the High Yield Portfolio, International Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Worldwide Privatization Portfolio, Quasar Portfolio and AllianceBernstein Real Estate Investment Portfolio.

         Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         Money Market Portfolio              .500%
         Premier Growth Portfolio           1.000%
         Growth and Income Portfolio         .625%
         U.S. Government/High-Grade
           Securities Portfolio              .600%
         High-Yield Portfolio                .750%
         Total Return Portfolio              .625%
         International Portfolio            1.000%
         Global Bond Portfolio               .650%
         North American Government
           Income Portfolio                  .650%
         Global Dollar Government
           Portfolio                         .750%
         AllianceBernstein Utility
           Income Portfolio                  .750%
         Growth Portfolio                    .750%
         Worldwide Privatization
           Portfolio                        1.000%
         Technology Portfolio               1.000%
         Quasar Portfolio                   1.000%
         AllianceBernstein Real Estate
           Investment Portfolio              .900%


         The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                               FISCAL YEAR END      AMOUNT
           PORTFOLIO             DECEMBER 31       RECEIVED

Money Market Portfolio              1998           $471,768
                                    1999           $702,447
                                    2000           $657,891

Premier Growth Portfolio            1998          $7,624,041
                                    1999          $17,175,879
                                    2000          $26,492,001

Growth and Income Portfolio         1998          $1,937,421
                                    1999          $2,838,962
                                    2000          $3,685,941

U.S. Government/High Grade
  Securities Portfolio              1998           $267,850
                                    1999           $362,797
                                    2000           $350,210

High Yield Portfolio                1998            $48,893
                                    1999           $125,529
                                    2000           $130,347

Total Return Portfolio              1998           $314,393
                                    1999           $420,619
                                    2000           $498,853

International Portfolio             1998           $435,891
                                    1999           $445,531
                                    2000           $600,398

Global Bond Portfolio               1998           $164,523
                                    1999           $285,555
                                    2000           $355,749

North American Government Income
  Portfolio                         1998           $173,271
                                    1999           $181,634
                                    2000           $177,702

Global Dollar Government Portfolio  1998            $53,253
                                    1999            $10,998
                                    2000              $0

AllianceBernstein Utility
  Income Portfolio                  1998           $150,683
                                    1999           $284,169
                                    2000           $394,043

Growth Portfolio                    1998          $2,045,409
                                    1999          $2,765,805
                                    2000          $3,432,836

Worldwide Privatization Portfolio   1998           $173,224
                                    1999           $294,451
                                    2000           $399,700

Technology Portfolio                1998           $724,006
                                    1999          $1,715,631
                                    2000          $5,426,292

Quasar Portfolio                    1998           $549,330
                                    1999           $971,830
                                    2000          $1,610,910

AllianceBernstein Real Estate
  Investment Portfolio              1998            $72,111
                                    1999            $86,856
                                    2000           $106,542

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for the period ending December 31, 2001 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Special Meeting held on October 17, 2000.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Fund, Inc., The Alliance Portfolios, Sanford C. Bernstein Fund, Inc. and The Hudson River Trust, all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund,

Inc., Alliance World Dollar Government Fund II, Inc., The Austria
Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa
Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

         In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of CB Richard Ellis, Inc. ("CBRE"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, CBRE provides to Alliance, at Alliances expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

         CBRE is a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractive of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

         Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

         Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

         An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

         The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         A. With respect to the Premier Growth Portfolio and the AllianceBernstein Real Estate Investment Portfolio, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter but excluding securities traded on The Nasdaq Stock Market, Inc., are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the New York Stock Exchange ("the Exchange") is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         B. With respect to the Growth & Income Portfolio, International Portfolio, AllianceBernstein Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Technology Portfolio and Quasar Portfolio the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors.

The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         C. With respect to the U.S. Government/High Grade Securities Portfolio and the Total Return Portfolio, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer, unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Portfolio securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, and debt securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked prices obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days

(unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         D. With respect to the High-Yield Portfolio, Global Bond Portfolio, North American Government Income Portfolio and Global Dollar Government Portfolio, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         E. The Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a net asset value per share of the Portfolio by using available market quotations or equivalents. The net asset value of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

         The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisers own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the U.S. Government/High-Grade Securities Portfolio and the Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC (SCB), an affiliate of the Adviser and the Fund's distributor, for which SCB may receive a portion of the brokerage commission. With respect to orders placed with SCB for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                FISCAL           BROKERAGE
                                YEAR-END         COMMISSION
PORTFOLIO                       DECEMBER 31      PAID ($)

Growth                             1998           390,366
                                   1999           440,888
                                   2000           536,082

Growth & Income                    1998           569,205
                                   1999           713,666
                                   2000         1,278,615

Global Bond                        1998               -0-
                                   1999               -0-
                                   2000               -0-

Global Dollar Gov't                1998               -0-
                                   1999               -0-
                                   2000               -0-

High-Yield                         1998               -0-
                                   1999               -0-
                                   2000               -0-

International                      1998           331,720
                                   1999           313,885
                                   2000           217,504

Money Market                       1998               -0-
                                   1999               -0-
                                   2000               -0-

North American Gov't
Income                             1998               -0-
                                   1999               -0-
                                   2000               -0-

Premier Growth                     1998           669,538
                                   1999         1,235,365
                                   2000         1,974,594

Quasar                             1998           216,969
                                   1999           393,620
                                   2000           662,339

AllianceBernstein Real Estate      1998            37,237
                                   1999            39,280
                                   2000            34,871

Technology                         1998            77,542
                                   1999           172,733
                                   2000           436,814

Total Return                       1998            58,946
                                   1999            58,560
                                   2000           122,312

U.S. Gov't/High-Grade              1998               -0-
                                   1999               -0-
                                   2000               -0-

AllianceBernstein Utility Income   1998            17,833
                                   1999            19,516
                                   2000            35,041

Worldwide Privatization            1998           203,374
                                   1999           147,273
                                   2000           184,152

Brokerage commissions paid to Sanford C. Bernstein & Co., LLC amounted to $29,006, $102,656 and $106,876 during the fiscal years ended December 31, 1998, December 31, 1999 and December 31,
2000, respectively.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the

12b-1 Plan(s) adopted in accordance with Rule 18-1 under the 1940
Act.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         The outstanding voting shares of each outstanding Portfolio of the Fund as of April 6, 2001 consisted of the following numbers of Class A common stock: Money Market Portfolio, 177,142,377; Premier Growth Portfolio, 64,605,362; Growth and Income Portfolio, 23,621,908; U.S. Government/High Grade Securities Portfolio, 5,384,021; International Portfolio, 5,182,597; Total Return Portfolio, 7,460,012; Global Bond Portfolio, 4,403,060; North American Government Income Portfolio, 2,992,603; Global Dollar Government Portfolio, 954,975; AllianceBernstein Utility Income Portfolio, 2,935,769; Growth Portfolio, 13,388,509; Worldwide Privatization Portfolio, 3,402,798; Technology Portfolio, 12,826,092; Quasar Portfolio, 19,526,041; AllianceBernstein Real Estate Investment Portfolio, 2,759,736; and High-Yield Portfolio, 3,162,852. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares of the Fund's Portfolios as of April 6, 2001.

                                                    NUMBER OF    % OF
                                                    CLASS A      CLASS A
PORTFOLIO          NAME AND ADDRESS                 SHARES       SHARES


Money Market        AIG Life Insurance            126,829,128      71%
                    Company ("AIG")
                    One ALICO Plaza
                    600 N. King Street
                    Wilmington, DE 19801

                    American International         19,749,120      11%
                    Life Assurance Company
                    of New York ("American")
                    80 Pine Street
                    New York, NY  10005

                    Fortis Benefits                26,566,652      15%
                    ("Fortis")
                    P.O. Box 64284
                    St. Paul, MN 55164

Premier Growth      AIG                            16,244,352      25%

                    Keyport Life                    4,571,720       7%
                    Insurance Co.
                    ("Keyport")
                    125 High Street
                    Boston, MA 02110

                    Merrill Lynch                  32,796,686      51%
                    Insurance Group, Inc.
                    ("Merrill Lynch")
                    Administrative Offices
                    800 Scudder Mill Road
                    Plainsboro, NJ 08536

Growth and Income   AIG                            17,643,610      75%

                    American                        2,907,450      12%

U.S. Government/    AIG                             4,725,148      88%
High Grade
                    American                          646,813      12%

Total Return        AIG                             6,229,254      83%

                    American                        1,117,772      15%

International       AIG                             4,171,903      84%

                    American                          613,958      12%

Global Bond         AIG                               664,717      15%

                    National Union Fire               809,297      18%
                      Insurance Co.
                    c/o American
                    Attn:  Bill Tucker
                    80 Pine Street
                    New York, NY 10005

                    Keyport                         2,534,317      58%

                    Keyport Benefit Life              228,889       5%
                    ATTN: James Joseph
                    125 Hight St.
                    Boston, MA 02110-2704

North American      AIG                             2,292,967      77%
Government Income
                    American                          677,276      23%

Global Dollar       AIG                               760,916      80%
Government
                    American                          194,777      20%

AllianceBernstein
Utility Income      AIG                             2,503,146      85%

                    American                          435,999      15%

Growth              AIG                            11,447,905      86%

                    American                        1,826,339      14%

Worldwide           AIG                             2,861,248      84%
Privatization
                    American                          535,731      16%

Technology          AIG                            10,866,802      85%

                    American                        1,791,924      14%

Quasar              AIG                             5,465,011      28%

                    American                          885,973       5%

                    Merrill Lynch                  12,779,477      65%

AllianceBernstein
Real Estate         AIG                             1,504,038      55%

                    American                          233,337       8%

                    COVA Financial Services
                    Life Insurance Company            907,316      33%
                    P.O. Box 295
                    Des Moines, IA  50301-0295

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, serves as the Fund's
Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young, LLP, New York, New York, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term Shareholder Approval as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its yield, and total return. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

         The Money Market Portfolio's yield on its Class A shares for the seven days ended December 31, 2000 was 5.70%. The U.S. Government/High Grade Securities Portfolio's yield on its Class A shares for the month ended December 31, 2000 was 5.03%. The Global Bond Portfolio's yield on its Class A shares for the month ended December 31, 2000 was 3.23%. The North American Government Income Portfolio's yield on its Class A shares for the month ended December 31, 2000 was 8.00%. The Global Dollar Government Portfolio's yield on its Class A shares for the month ended December 31, 2000 was 10.60%. The High-Yield Portfolio's yield on its Class A shares for the month ended December 31, 2000 was 9.35%.

         The average annual total return based on net asset value for each Portfolio's Class A shares for the one-, five-, and ten-year periods ended December 31, 2000 (or since inception through that date, as noted) was as follows:


                                    12 MONTHS
                                      ENDED     5 YEARS ENDED 10 YEARS ENDED
                                    12/31/00       12/31/00      12/31/00

Money Market Portfolio                  5.91%        5.09%         4.62%
Premier Growth Portfolio              (16.58)%      21.82%       20.31%*
Growth and Income Portfolio            13.89%       19.63%       15.30%*
U.S. Government/High Grade
  Securities Portfolio                 11.08%        5.50%        5.95%*
High-Yield Portfolio                   (5.15)%      (2.6)%*          N/A
Total Return Portfolio                 12.52%       14.36%        12.42*
International Portfolio               (19.86)%       7.08%        9.08%*
Global Bond Portfolio                   1.17%        2.99%        6.24%*
North American Government
  Income Portfolio                     12.39%       10.63%        9.10%*
Global Dollar
  Government Portfolio                 14.06%        9.75%       10.33%*
AllianceBernstein
  Utility Income Portfolio             11.45%       17.46%       16.14%*
Growth Portfolio                      (17.51)%      18.99%       21.42%*
Worldwide Privatization Portfolio     (23.00)%      12.21%       11.60%*
Technology Portfolio                  (21.52)%      21.71%*          N/A
Quasar Portfolio                       (6.09)%       6.59%           N/A
AllianceBernstein
  Real Estate Investment Portfolio     26.69%        4.70%*          N/A

*  Inception Dates

Money Market Portfolio                 December 30, 1992
Premier Growth Portfolio               June 26, 1992
Growth and Income Portfolio            January 14, 1991
U.S. Government/High Grade
  Securities Portfolio                 September 17, 1992
High-Yield Portfolio                   October 27, 1997
Total Return Portfolio                 December 28, 1992
International Portfolio                December 28, 1992
Global Bond Portfolio                  July 15, 1991
North American Government
  Income Portfolio                     May 3, 1994
Global Dollar Government Portfolio     May 2, 1994
AllianceBernstein Utility
  Income Portfolio                     May 10, 1994
Growth Portfolio                       September 15, 1994
Worldwide Privatization Portfolio      September 23, 1994
Technology Portfolio                   January 11, 1996

Quasar Portfolio                       August 5, 1996
AllianceBernstein Real Estate
  Investment Portfolio                 January 9, 1997

_________________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
_________________________________________________________________

         The financial statements and the report of Ernst & Young LLP of Alliance Variable Products Series Fund, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated December 31, 2000 and was filed on February 28, 2001. It is available without charge upon request by calling Alliance Fund Services, Inc. at
(800) 227-4618. The Fund's financial statements include the financial statement of each of the Fund's Portfolios.

                           APPENDIX A


         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
        BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES


         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B


            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contracts face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

                           APPENDIX C

                             OPTIONS


         Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectus under the heading Other Investment Policies and Techniques -- Options.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writers position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the- money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy- and-write transactions.

         A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

________________________________________________________________

            APPENDIX D:  ADDITIONAL INFORMATION ABOUT
     THE UNITED KINGDOM, JAPAN, CANADA, MEXICO AND ARGENTINA
________________________________________________________________

         The information in this section is based on material obtained by the Fund from various United Kingdom, Japanese, Canadian, Mexican and Argentine governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of the United Kingdom, Japan, Canada, Mexico or Argentina, their economies or the consequences of investing in United Kingdom or Japanese securities, or Canadian Government, Mexican Government or Argentine Government Securities.

_______________________________________________________________

         ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
_______________________________________________________________

         The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean.
Its population is approximately 59 million.

GOVERNMENT

         The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The future role and composition of the House of Lords is the subject of a December 1999 report of the Royal Commission on the Reform of the House of Lords, whose recommendations are to be considered by a joint committee of the House of Commons and the House of Lords. An initial step in the reform effort was taken in November 1999, when hereditary peers lost their right to sit and vote in the House of Lords. No further steps have been taken in this regard. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

         Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

         Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992.
By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party now holds 417 of the 659 seats in the House of Commons. The next general election is required by law to occur no later than May 2002.

ECONOMY

         The United Kingdom's economy is the fifth largest in the Organization for Economic Cooperation and Development, behind the United States, Japan, Germany and France. Its economy maintained an average annual growth rate of 3.6% in real growth domestic product ("GDP") terms from 1982 through 1988; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 2.6% in 1996, 3.5% in 1997, 2.6% in 1998 and 2.1% in 1999. In the first two quarters of 2000, the United Kingdom's real GDP growth rate was 3.0% and 3.2%, respectively, compared to the first and second quarters of 1999. The government has forecast a GDP growth rate of 2.75% to 3.25% for 2000 and 2.25% to 2.75% for 2001.

         Since the early 1990s, the United Kingdom's economy has had moderate inflation, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments). The inflation rate during 1999 was 2.3%. During November 2000, the inflation rate was 2.2%.

         The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 19.9% of GDP in 1999 compared with 36.5% in 1960. As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

         Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to an average of 6.2% in 1999.

         Foreign trade remains an important part of the United Kingdom's economy. In 1999, exports of goods and services represented 25.7% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. Machinery and transport equipment accounted for 46.0% of imports in 1999 compared to 20.4% in 1975 and for 47.5% of exports in 1999 compared to 42.3% in 1975. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 1999, the other members of the European Union accounted for 58.7% of all exports and 53.8% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 1999, the United Kingdom's largest trading partners with respect to exports and imports were the United States and Germany, respectively.

         Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which continued through 1999, with the exception of 1997, when the balance of payments moved into surplus.

         With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement (PSNCR), previously known as the public sector borrowing requirement ("PSBR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, show a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom has met the EMU's eligibility criteria, the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum is held after the next general election. Nonetheless, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for joining the EMU at a later date in the event it decides to do so. The issue of the United Kingdom's membership in the EMU has become very contentious and faces growing public opposition.

MONETARY AND BANKING SYSTEM

         The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

         The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that

United Kingdom insurers handle approximately 20% of the general insurance business placed in the international market. Financial services currently form approximately 20% of the country's GDP.

         The currency unit of the United Kingdom is the Pound Sterling. In June 1972, the Pound was allowed to float against other currencies. The general trend since then has been a depreciation against most major currencies, including the U.S. Dollar, Japanese Yen, German Deutsche Mark ("DM"), French Franc and the European Currency Unit ("ECU"). On October 8, 1990, Pound Sterling became part of the Exchange Rate Mechanism ("ERM") of the European Monetary System at a central rate of L1:DM2.95. Membership in the ERM requires that each currency remain within a certain fluctuation range against other currencies. If this range is not maintained, the currency must be revalued. Initially, the Pound remained competitive within the DM range of
2.80 to 2.98, but the pressures exerted by ERM membership made it increasingly difficult for the United Kingdom to allow the Pound to remain in the ERM. While the government continued to defend the relative value of the Pound by raising interest rates, it became clear that the Pound was not competitive against the Deutsche Mark. On September 16, 1992, the Pound's membership in the ERM was suspended. The value of the Pound continued to fall rapidly after the exit from the ERM, reaching a low of DM2.335 at the end of February 1993. It has since recovered against the Deutsche Mark and other currencies. In addition to the United Kingdom's former membership in the ERM, the growing importance of trade with the European Union has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate. From 1988 through 1993, the Pound declined at an average annual rate of approximately 15% against the U.S. Dollar and approximately 20% against the Deutsche Mark. Since 1993, the exchange rate between the Pound and the U.S. Dollar has remained fairly constant, while the exchange rate between the Pound and the Deutsche Mark has risen significantly, by over 35% between January 1996 and July 1997. In 1996, the average annual exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.59 and DM2.41, respectively. In 1997, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.64 and DM2.84, respectively. In 1998, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.66 and DM2.91, respectively. In 1999, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.62 and DM2.97, respectively. In the first seven months of 2000, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.56 and DM3.19, respectively.

         On January 1, 1999 eleven member countries of the European Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these eleven countries (e.g., the Deutsche Mark and the French Franc) will be subdivisions of the Euro. After January 1, 2002, it is anticipated that the national currencies will no longer be valid, except to exchange old banknotes. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

THE LONDON STOCK EXCHANGE

         The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. As of December 31, 2000, foreign equities constituted approximately 67% and United Kingdom equities constituted approximately 33% of the market value of all LSE listed and quoted equity securities. At the end of 1999, the LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest.

         The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 2000, 524 companies with an aggregate
market value of 14.9 billion Pounds were traded on AIM.   As of
December 31, 2000, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE. Another new market, known as techMARK, was launched by the LSE on November 4, 1999 for innovative technology companies. As of December 31, 2000, 246 companies with an aggregate market value of 581.6 billion Pounds were traded on techMARK.

         The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

         Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

         On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

         On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still faced numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading. In September 2000, just prior to a vote of shareholders and amid growing concerns about regulatory matters and national and cultural differences, opposition from retail traders and a hostile bid by a rival exchange, the planned merger was called off. It is unclear whether there will be efforts in the future to establish a pan-European equity market.

         On November 23, 1999 the LSE, together with the Bank of England and CREST (the paperless share settlement system through which trades executed on the LSE's markets can be settled), announced proposals for the United Kingdom's equity and corporate debt markets to move from T+5 to T+3 settlement starting in February 2001.

         Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 2000, the five largest industry sectors by turnover among domestic securities were telecommunications with 21.0%, banks with 10.9%, oil and gas with 8.1%, media/photography with 7.0% and pharmaceuticals with 7.0%. In 2000, the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 14.9% of the aggregate market value of listed and SEAQ

International quoted securities, Germany with 13.7%, The
Netherlands with 12.2%, the USA with 9.7% and Japan with 9.6%.

         Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 2000, 472.7 billion domestic shares and 1,038.5 billion foreign shares were traded as compared with 155.4 billion and
34.8 billion, respectively in 1991. At the end of 2000, the market value of listed domestic companies and foreign companies increased to 1,895.5 billion Pounds and 3,519.7 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

         Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6663.8 on May 4, 1999. On December 31, 1999, the FT-SE 100 closed at 6930.2 and on December 29, 2000, the FT-SE 100 closed at 6222.5.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

         The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through
the Treasury.   A system of self regulating organizations
("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

         On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan is to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan calls for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on
June 1, 1998.   The Financial Services and Markets Act,
legislation implementing the proposed consolidation of the SROs into the FSA, which is more complex and more controversial, was introduced in the House of Commons on June 17, 1999 and was enacted on June 14, 2000. On July 18, 2000, the Economic Secretary announced that the Act would be fully implemented in about a year's time. Among other things, new FSA rules and systems, secondary legislation and industry preparations will be required.

         The European Union's Investment Services Directive ("ISD") will, with the various banking directives, provide the framework for a single market in financial services in Europe. Authorized firms will be able to operate on the basis of one authorization throughout Europe. Member states were given until January 1, 1996 to implement the ISD. As of September 2000, all member states, including the United Kingdom, had implemented the ISD, with the exception of Luxembourg.

         Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

         The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

________________________________________________________________

               ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 House of Representatives election. Although the LDP was 12 seats short of winning a majority in that election, it was able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993. Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. Subsequent to the 1996 elections, the LDP established and has continued to maintain a majority in the House of Representatives as individual members have joined the ruling party. By 1998, however, the popularity of the LDP had declined, due to dissatisfaction with Mr. Hashimoto's leadership, and in the July 12, 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, on July 13, 1998, Mr. Hashimoto announced his resignation as Prime Minister and was replaced by Keizo Obuchi on July 24, 1998. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the Diet, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. A new three-party coalition government was formed on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the Diet. The coalition now holds 272 of 480 seats in the House of Representatives and 141 of 252 seats in the House of Councillors. The opposition is dominated by the new Minshuto (Democratic Party of Japan), which was established in April 1998 by various opposition groups and parties. On April 5, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi on April 2, 2000, the Parliament elected Yoshiro Mori to replace Mr. Obuchi as Prime Minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. Thereafter, confidence in the leadership of both the LDP and Mr. Mori declined further. Although Mr. Mori survived a motion of no confidence submitted by the Parliament in November 2000, the margin was narrow. Shortly thereafter, Mr. Mori replaced his cabinet in preparation for the reorganization of government ministries and agencies, which became effective January 2001.
The next general election (House of Councillors) is required by law to occur no later than July 2001.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 5.2%, respectively. In 1997 and 1998, Japan's real GDP growth rate fell to 1.6% and -2.5%, respectively. In 1999 real GDP growth rate was 0.3%. In the first three quarters of 2000, real GDP growth rate was 0.7%, 0.8% and 1.4%, respectively, compared to the first three quarters of 1999. Inflation has remained low, 0.1% in 1996, 1.7% in 1997, 0.7% in 1998, -0.3% in 1999 and -0.7% in 2000
(estimated). Although private consumer demand showed a modest increase in the first quarter of 1999, after slowing down for several years due to uncertainty about the economy and higher consumer taxes that went into effect in April 1997, consumer demand dropped again in the third quarter of 1999. Consumer demand showed modest signs of improvement in the first half of 2000, but became stagnant in the third quarter. Unemployment is at its highest level since the end of World War II, rising to 4.7% in October 2000, and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. During 1998, the overall trade surplus increased approximately 20% from 1997. Exports decreased to a total of $374.0 billion, down 8.6% from 1997, and imports decreased to $251.7 billion, down 18.2% from 1997. During 1999, the overall trade surplus was almost unchanged from 1998, with exports showing an increase of 7.9% and imports showing an increase of 11.1%. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws made $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors'' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. Since then, four additional banks have been nationalized. It is unclear whether these laws will achieve their intended effect. While the risk of collapse among Japan's largest banks has diminished as a result of the infusion of public funds, concerns remain about the asset quality and core profitability of the major banks and there remains a high level of bad debt throughout Japan's banks (estimated at $188 billion at the largest banks as of March
2000). In this regard, the government established the Resolution and Collection Bank to purchase bad loans from insolvent and solvent banks and also has established a legal framework for the securitization of bad loans. The government also announced a delay from April 2001 to April 2002 in the implementation of a plan announced in 1996 to scale back the amount of deposit insurance available to depositors from its current unlimited amount to $97,700 per depositor. The delay is designed to give smaller institutions more time to get back on their feet before the protection of unlimited deposit insurance is removed. In addition to bad domestic loans, Japanese banks also had significant exposure to the recent financial turmoil in other Asian markets. Furthermore, the Japanese banking system continues to be buffeted by factors beyond its control, including a new wave of bankruptcies and falling stock prices. Falling stock prices are expected to become an even greater factor in April 2001, when new mark-to-market accounting regulations go into effect. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, allowing banks to sell mutual funds and to issue bonds, the elimination of restrictions on the range of activities permitted for securities subsidiaries and trust banking subsidiaries and the elimination of fixed brokerage commissions on all stock trades. The remaining reform measures, which include the entry of banks and trust banks into the insurance business through subsidiaries, are expected to be implemented by March 2001. While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

         In the mid 1990s, a growing budget deficit and the threat of a budget crisis resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan called for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. In November 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which included tax cuts and public spending. Thereafter, in April 1998, Japan announced its then largest ever package of public spending and tax cuts. In November 1999, Japan announced its ninth major economic stimulus plan of the 1990s, calling for $171.4 billion in public spending.

Another fiscal stimulus package was announced in October 2000, calling for an additional $101.8 billion in public spending.
None of these spending programs have been successful thus far in stimulating Japan's economy. Furthermore, they have further undermined Japan's fiscal condition, as evidenced by the government's balance sheet made public by the Ministry of Finance on October 10, 2000 (the first time a balance sheet has been made public). If all of Japan's future pension liabilities are taken into account, the balance sheet reflects a total public debt of $7.3 trillion.

         After becoming Prime Minister in July 1998 Mr. Obuchi established several advisory bodies to devise a plan to improve Japan's economy. One of these, the Economic Strategy Council, which was comprised mostly of private experts, issued a report in February 1999 that contained 234 recommendations. Less than 40 of these recommendations, those least likely to produce fundamental changes, were accepted by Japan's various government ministries. Subsequently, Mr. Obuchi formed another advisory group, the Competitiveness Commission, which resulted in the passage of the "industrial revitalization law," which became effective in October 1999. The objective of this law is to encourage new enterprises and technologies and to write off excess capacity in the industrial sector.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. After its peak of April 19, 1995, the Yen generally decreased in value against the U.S. Dollar YD until mid-1998, when the Japanese Yen began to appreciate again against the U.S. Dollar, reaching a 43-month high against the U.S. Dollar in September 1999. This precipitated a series of interventions in the currency market by the Bank of Japan that have slowed the appreciation of the Japanese Yen against the U.S. Dollar. The average Yen-Dollar exchange rates in 1996, 1997, 1998, 1999 and 2000 were 108.8,
121.0, 130.99, 113.73 and 107.8, respectively.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.8% of the share trading volume and for about 99.9% of the overall trading value of all shares traded on Japanese stock exchanges during 1999. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 2000 (November). Trading volume and the value of foreign stocks are not included.


            ALL EXCHANGES         TOKYO                     OSAKA                  NAGOYA
         VOLUME    VALUE        VOLUME   VALUE          VOLUME   VALUE        VOLUME     VALUE




2000*    180,421   272,302      159,798  232,785        16,157   32,830       4,377       6,674

1999     175,445   210,236      155,163  185,541        14,972   22,105       4,934       2,371

1998     139,757   124,102      123,198   97,392        12,836   20,532       3,367       5,986

1997     130,657   151,445      107,566  108,500        15,407   27,024       6,098      12,758

1996     126,496   136,170      101,170  101,893        20,783   27,280       4,104       5,391

1995     120,149   115,840       92,034   83,564        21,094   24,719       5,060       5,462

1994     105,937   114,622       84,514   87,356        14,904   19,349       4,720       5,780

1993     101,173   106,123       86,935   86,889        10,440   14,635       2,780       3,459

1992      82,563    80,456       66,408   60,110        12,069   15,575       3,300       3,876

1991     107,844   134,160       93,606  110,897        10,998   18,723       2,479       3,586

1990     145,837   231,837      123,099  186,667        17,187   35,813       4,323       7,301

1989     256,296   386,395      222,599  332,617        25,096   41,679       7,263      10,395



* Through November.



Source:  The Tokyo Stock Exchange Fact Books (1994-1999); monthly data sheets (2000).


THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. During the first eleven months of 2000, the TSE accounted for 98.8% of the market value and 88.6% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 42 (out of 2,028 total companies listed on the TSE) non-Japanese companies at the end of November 2000. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second
Section is for smaller companies and newly listed issuers.

         The TSE has recently undertaken several new initiatives. In November 1999, for example, the TSE established MOTHERS (Market for the High-Growth and Emerging Stocks), a new market designed to foster the growth of emerging companies. In addition, on October 17, 2000, the TSE announced plans to form an alliance with the Chicago Mercantile Exchange, the TSE's most concrete global alliance to date. Although the TSE has entered into agreements with other exchanges, they are for the most part limited to information sharing arrangements.

         SECTOR ANALYSIS OF THE FIRST SECTION. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of November 2000, the three largest industry sectors, based on market value, listed on the first section of the TSE were electric appliances, with 147 companies representing 18.82% of all domestic stocks so listed; communications, with 6 companies representing 10.44% of all domestic stocks listed on the TSE; and banking with 92 companies representing 9.81% of all domestic stocks so listed.

         MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394,297 million Yen and aggregate year-end market value decreased to 275,181 billion Yen. In 1999, the average daily trading value was 757,313 million Yen and aggregate year-end market value in 1999 was 456,840 billion Yen.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On December 29, 2000 the TOPIX closed at 1283.67, down approximately 25% from the end of 1999.

JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

         Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open bank accounts abroad and companies are now permitted to trade foreign currencies without prior government approval. Additionally, the foreign exchange bank system, which required that all foreign exchange transactions be conducted through specially designated institutions, has been eliminated.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association

(the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

         Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

  ____________________________________________________________

               ADDITIONAL INFORMATION ABOUT CANADA
____________________________________________________________

Territory and Population

         Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 30 million.

Government

         Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

         Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

         Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats.

         Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

         The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. It is unclear whether Mr. Bouchard will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement was dealt a setback in January 2001, when Mr. Bouchard announced his resignation from the PQ.

Monetary and Banking System

         The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

         Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, an agreement was signed by the leaders of 34 governments across the Americas (including Canada) to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). Another Summit of the Americas is scheduled to take place in April 2001.

         The trade sector is an important factor in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. Following two years of a shrinking trade surplus as imports grew more rapidly than exports, the trade surplus grew in 1999 and 2000.

Economic Information Regarding Canada

         Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

         RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. On September 23, 1999, the government announced a C$2.9 billion budget surplus for the 1998-99 fiscal year; and on September 20, 2000, the government announced a C$12.3 billion budget surplus for the 1999-00 fiscal year, the first time in 50 years that the government has recorded a surplus for three straight years. In 1999, the government forecast a cumulative budget surplus of C$95.5 billion over the subsequent five years, including a cumulative C$30 billion in the contingency reserve.

         In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. Currently, only one province, British Columbia, has reported a significant budget deficit for fiscal year 1999-2000.

         Canada's real GDP growth rate slipped to 2.6% in 1995 and 1.2% in 1996 from 4.7% in 1994. In 1997 and 1998, real GDP grew 4.4% and 3.3%, respectively. That growth was sustained in 1999, when Canada's real GDP grew at an annual rate of 4.5%, and in 2000, when Canada's real GDP grew at an estimated annual rate of 4.9%. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.

         During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 1998, 1999 and 2000, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .674, .673 and .673, respectively. On February 1, 2001, the Canadian Dollar was .669 against the U.S. Dollar. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on August 27, 1998, when it was raised one full percentage point from 5% to 6%. The Bank Rate was subsequently lowered to 5.75% on September 29, 1998, to 5.5% on October 16, 1998, to 5.25% on November 18, 1998, to 5.00% on
March 31, 1999 and to 4.75% on May 4, 1999. With the economy picking up speed in the second half of 1999, the Bank of Canada shifted its monetary policy to a tighter stance, raising the Bank Rate on November 17, 1999 to 5.00%, on February 3, 2000, to 5.25%, on March 22, 2000, to 5.50% and on May 17, 2000, to 6.00%.
Citing the anticipated impact of a slowing U.S. economy on Canada, the Bank of Canada lowered the Bank Rate to 5.75% on January 23, 2001.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

         The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                           BUYING RATE IN
                                           U.S. DOLLARS

         1989                                  0.84
         1990                                  0.86
         1991                                  0.87
         1992                                  0.83
         1993                                  0.78
         1994                                  0.73
         1995                                  0.73
         1996                                  0.73
         1997                                  0.72
         1998                                  0.67
         1999                                  0.67
         2000                                  0.67

Source:  Federal Reserve Statistical Releases.


         INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The government announced on February 24, 1998 that the 1991 targets would be extended to the end of 2001. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1989 through 2000:

                                    NATIONAL CONSUMER
                                       PRICE INDEX

      1989 . . . . . . . . . . . . . . .  5.0
         1990 . . . . . . . . . . . . . . .  4.8
         1991 . . . . . . . . . . . . . . .  5.6
         1992 . . . . . . . . . . . . . . .  1.5
         1993 . . . . . . . . . . . . . . .  1.8
         1994 . . . . . . . . . . . . . . .  0.2
         1995 . . . . . . . . . . . . . . .  2.2
         1996 . . . . . . . . . . . . . . .  1.6
         1997 . . . . . . . . . . . . . . .  1.6
         1998 . . . . . . . . . . . . . . .  0.9
         1999 . . . . . . . . . . . . . . .  1.7
         2000 . . . . . . . . . . . . . . .  2.7

Source:   STATISTICS CANADA; BANK OF CANADA REVIEW Autumn 2000.


         CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1989 through 1999 and annualized GDP for the first quarter of 2000, at current and constant prices:

                             GROSS DOMESTIC   CHANGE FROM
             GROSS DOMESTIC  PRODUCT AT       PRIOR YEAR AT
             PRODUCT         CONSTANT 1992    CONSTANT PRICES
                             PRICES
             (millions of Canadian Dollars)        (%)

1989            656,190         703,577            2.5
1990            678,135         705,464           (0.3)
1991            683,239         692,247           (1.9)
1992            698,544         698,544            0.9
1993            724,960         714,583            2.3
1994            767,506         748,350            4.7
1995            806,778         767,913            2.6
1996            828,997         777,167            1.2
1997            866,252         806,737            4.4
1998            888,390         830,828            3.3
1999            957,911         880,254            4.5
2000
    1st Quarter   N/A             N/A             4.9
    2nd Quarter   N/A             N/A             4.9


Source:  BANK OF CANADA REVIEW Winter 1998-1999, Summer 2000;
STATISTICS CANADA.

         YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS.
The following table sets forth the yields on 3-month and 6-month
Government of Canada Treasury bills and 5-year and 10-year Canada
Benchmark Bonds from January 1996 through January 2001:

                   TREASURY BILLS          BENCHMARK BONDS
1996            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           5.12       5.20         6.33       7.01
February          5.21       5.38         6.87       7.53
March             5.02       5.25         7.02       7.64
April             4.78       4.97         7.09       7.76
May               4.68       4.88         7.01       7.72
June              4.70       4.94         7.05       7.77
July              4.39       4.75         6.96       7.62
August            4.02       4.32         6.60       7.34
September         3.86       4.13         6.28       7.16
October           3.17       3.33         5.59       6.47
November          2.73       2.89         5.10       6.05
December          2.85       3.24         5.44       6.37

                   TREASURY BILLS          BENCHMARK BONDS
1997            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           2.87       3.21         5.67       6.65
February          2.91       3.17         5.44       6.38
March             3.14       3.45         5.75       6.59
April             3.14       3.55         5.92       6.68
May               2.99       3.39         5.86       6.65
June              2.86       3.19         5.32       6.14
July              3.29       3.62         5.18       5.80
August            3.11       3.68         5.36       6.06
September         2.86       3.49         5.17       5.70
October           3.59       3.82         4.99       5.49
November          3.67       4.11         5.17       5.56
December          3.99       4.56         5.34       5.61

                   TREASURY BILLS          BENCHMARK BONDS
1998            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           4.10       4.42         5.09       5.41
February          4.57       4.84         5.26       5.47
March             4.59       4.70         5.11       5.34
April             4.85       4.97         5.32       5.49
May               4.75       4.97         5.21       5.34
June              4.87       5.04         5.28       5.35
July              4.94       5.13         5.42       5.47
August            4.91       5.25         5.62       5.67
September         4.91       5.03         4.78       4.95
October           4.74       4.79         4.69       5.00
November          4.82       4.93         5.03       5.18
December          4.70       4.76         4.76       4.89

                   TREASURY BILLS          BENCHMARK BONDS
1999            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           4.66       4.77         4.76       4.89
February          4.84       4.93         5.22       5.26
March             4.75       4.86         4.95       5.05
April             4.60       4.67         4.98       5.14
May               4.42       4.60         5.34       5.42
June              4.62       4.88         5.35       5.46
July              4.64       4.81         5.53       5.62
August            4.83       5.08         5.51       5.55
September         4.69       4.87         5.67       5.77
October           4.85       5.20         6.20       6.26
November          4.82       5.10         5.98       6.02
December          4.93       5.29         6.11       6.18

                TREASURY BILLS          BENCHMARK BONDS
2000            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           5.08       5.39         6.38       6.44
February          5.05       5.42         6.29       6.19
March             5.28       5.56         6.13       6.03
April             5.45       5.74         6.17       6.10
May               5.75       6.01         6.17       6.00
June              5.55       5.84         6.04       5.93
July              5.63       5.82         6.00       5.86
August            5.62       5.77         5.92       5.77
September         5.56       5.72         5.76       5.75
October           5.62       5.74         5.75       5.72
November          5.74       5.88         5.59       5.54
December          5.56       5.58         5.30       5.35


                TREASURY BILLS          BENCHMARK BONDS
2001            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           5.14       5.05         5.14       5.39


Source:  BANK OF CANADA.

_________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
_________________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 99.6 million in mid-2000, as reported by the Consejo Nacional de Poblacion (Conapo).

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.6% in the late 1990s.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 175 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened in recent years. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

         On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The Alianza por el Cambio, which comprises the PAN and a smaller party, now has 223 seats in the 500-member Chamber of Deputies and 51 seats in the 128-member Senate; the PRI now has 209 seats in the Chamber of Deputies and 60 seats in the Senate; and the Alianza por Mexico, which comprises the PRD and four smaller parties, now has 68 seats in the Chamber of Deputies and 17 seats in the Senate. The next general elections are scheduled to occur in July 2003 (congressional).

         The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

         At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Following the defeat of the PRI in both the July 2000 presidential elections and the August 2000 gubernatorial elections in Chiapas, there has been renewed hope that the negotiations can be resumed. President Vicente Fox has indicated that the resumption of negotiations will be a top priority. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would amend the constitution to provide indigenous people more autonomy in their government. Although this is viewed by the insurgents as a positive first step toward the resumption of negotiations, it is too early to predict whether negotiations will resume and, if they do, whether they will be successful.

         In addition to the civil unrest in Chiapas, other developments have contributed to disillusionment among the electorate with the institutions of government. These events include the 1994 assassinations of Luis Donaldo Colosio and Jose Francisco Ruiz Massieu, both high-ranking PRI officials. Links between Mexico's drug cartels and high government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         Shortly after President Fox's electoral victory on July 2, 2000, he announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox is planning other initiatives to reform the government's law enforcement and judicial functions.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

         Since Mexico's commercial banks were privatized in the early 1990s, the banking industry has experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs have included subsidies to certain debtors and taking over bad debts. At the end of 1999, the liabilities absorbed by the government under Fobaproa, the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. Nonetheless, the government has had to intervene and take control of a number of institutions for eventual sale, most recently in November 1999, when the government took control of BanCrecer, Mexico's fifth largest bank, at an estimated cost of $10 billion. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government has also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of

Mexico's banks. Additionally, deposit insurance will gradually be reduced beginning in 2005. By the beginning of 2000 only one of the 18 banks privatized in the early 1990s remained in the hands of its original owners, and eight banks were still under the supervision of the National Banking and Securities Commission. The government has begun the process of selling off these institutions, most notably Banca Serfin in 2000.

Trade

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area.
Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. Negotiations to reach free-trade agreements with the group formed by Guatemala, Honduras and El Salvador are continuing. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico and the European Union signed an agreement in March 2000 that will end all tariffs on their bilateral trade in industrial goods by 2007. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with Japan and other Pacific Rim countries. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.
In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992.
From October 1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

         Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The Mexican Peso/U.S. Dollar exchange rate fell to a low for the year of 8.14 Mexican Pesos to the U.S. Dollar on November 13, 1995.

         In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. government and the Canadian government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in

October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in Mexican Pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 26, 1996, the government announced the establishment of another accord among the government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment; (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors; and (iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On December 31, 1997, the ACE expired. On February 24, 1998, the government and representatives of the labor, agriculture and business sectors signed the Acuerdo de Cooperacion y Consulta (Cooperation and Consultation Accord or "ACC"). In the ACC, the government and the three economic sectors agreed to increase productivity and competitiveness to prepare Mexico for the globalization of the world economy. The accord is based on the following commitments: (i) a pledge by the government and the three economic sectors to periodically examine the development of the Mexican economy and to create subcommissions or working groups to analyze specific economic problems; (ii) to allow the unimpeded negotiation of collective bargaining agreements and to foster a cooperative environment to achieve productivity and competitiveness goals, as well as the equitable distribution of any resulting benefits; (iii) to set as a priority workforce education and job training to increase productivity and to facilitate worker transition to changing production technology; and (iv) to catalyze capital investment, infrastructure development and labor retraining in rural areas, in order to increase productivity, competitiveness and the standards of living in such areas.

         On June 3, 1997, the government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year; (ii) generate more than one million jobs per year; (iii) increase real wages and salaries; (iv) strengthen the capacity of the government to respond to social needs; and
(v) avoid economic crises of the types suffered by Mexico during the past 20 years.

         The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. In 1998, Mexico registered a $7.9 billion deficit in its trade balance and in 1999, Mexico registered a $5.4 billion deficit in its trade balance. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.448 billion, respectively, as compared with a deficit of $1.576 billion in 1995. In 1998 and 1999, Mexico's current account balance registered a deficit of $15.723 billion and $14.013 billion, respectively. During the first three quarters of 2000, the current account balance registered deficits of $4.3 billion, $3.7 billion and $4.0 billion, respectively, compared to deficits of $3.3 billion, $3.0 billion and $3.4 billion for the same periods in 1999.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 2000, Mexico's international reserves amounted to $33.6 billion, as compared to $30.7 billion at December 31, 1999, $30.1 billion on December 31, 1998, $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995 and $6.1 billion at December 31, 1994.

         During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.2% for 1996, 6.8% for 1997, 4.8% for 1998, 3.7% for 1999 and an estimated 6.9%
for 2000. Although the Mexican economy has stabilized since 1994, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1989 to 2000:

                    FREE MARKET RATE   CONTROLLED RATE

                    END OF             END OF
                    PERIOD    AVERAGE  PERIOD        AVERAGE

1989. . . . . . .   2.681     2.483    2.637         2.453
1990. . . . . . .   2.943     2.838    2.939         2.807
1991. . . . . . .   3.075     3.016    3.065*        3.007*
1992. . . . . . .   3.119     3.094      --            --
1993. . . . . . .   3.192     3.155      --            --
1994. . . . . . .   5.325     3.375      --            --
1995. . . . . . .   7.643     6.419      --            --
1996. . . . . . .   7.851     7.599      --            --

1997. . . . . . .   8.083     7.918      --            --
1998. . . . . . .   9.865     9.136      --            --
1999                9.514     9.556      --            --
2000. . . . . . .   9.572     9.456

* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% in 1987 to 7.1% in 1994.

         Over the medium term, the government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the government's response to that event and related developments caused a significant increase in inflation, as well a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation during 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. In 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% in 1999.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1989 through 2000:

                                            CHANGES IN
                                            NATIONAL CONSUMER
                                            PRICE INDEX,
                                            INCREASE OVER
                                            PREVIOUS PERIOD

         1989.............................     19.7
         1990.............................     29.9
         1991.............................     18.8
         1992.............................     11.9
         1993.............................      8.0
         1994.............................      7.1
         1995.............................     52.0
         1996.............................     27.7
         1997.............................     15.7
         1998.............................     18.6
         1999.............................     12.3
         2000.............................      9.0


Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1991 through 1999 and for the first three quarters of 2000 at current and constant prices:

                       GROSS       GROSS              CHANGE
                       DOMESTIC    DOMESTIC           FROM PRIOR
                       PRODUCT     PRODUCT AT         YEAR AT
                       AT CURRENT  CONSTANT           CONSTANT
                       PRICES      1993 PRICES(1)     PRICES
                       (millions of Mexican Pesos)    (percent)

         1991. . . .     949,148      1,189,017           4.2
         1992. . . .   1,125,334      1,232,162           3.6
         1993. . . .   1,256,196      1,256,196           2.0
         1994. . . .   1,423,364      1,312,200           4.5
         1995. . . .   1,840,431      1,230,608          (6.2)
         1996. . . .   2,508,147      1,293,859           5.2
         1997. . . .   3,178,953      1,381,352           6.8
         1998. . . .   3,791,191      1,447,945           4.8
         1999. . . .   4,622,789(2)   1,501,008(2)        3.7
         2000. . . .   N/A            N/A                 6.9(2)


(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.
(2)  Preliminary.

Source:  Mexico's National Statistics, Geography and Informatics
Institute (INEGI).

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below:

                   AVERAGE CETES AND INTEREST RATES

                      28-DAY  91-DAY
                      CETES   CETES  CPP     TIIP       TIIE


1990:
         Jan.-June    41.2    40.7   43.2%   _____      _____
         July-Dec.    28.3    29.4   31.0    _____      _____
1991:
         Jan.-June    21.2    21.7   24.3    _____      _____
         July-Dec.    17.3    18.0   20.8    _____      _____
1992:
         Jan.-June    13.8    13.8   16.9    _____      _____
         July-Dec.    17.4    18.0   20.7    _____      _____
1993:
         Jan.-June    16.4    17.3   20.9    20.4(1)    _____
         July-Dec.    13.5    13.6   16.2    16.1       _____

1994:
         Jan.-June    13.0    13.5   14.2    15.3       _____
         July-Dec.    15.2    15.7   16.8    20.4       _____
1995:
         Jan.-June    55.0    54.3   49.6    63.6       71.2(2)
         July-Dec.    41.9    42.2   40.7    44.5       44.5
1996:
         Jan.-June    35.4    37.2   34.5    37.3       37.2
         July-Dec.    27.4    28.6   26.9    30.2       30.1
1997:
         Jan.-June    20.8    22.2   20.8    23.2       23.2
         July-Dec.    18.8    20.3   17.4    20.5       20.6
1998:
         Jan.-June    18.8    19.9   17.2    20.6       20.7
         July-Dec.    30.7    32.5   24.9    32.9       33.1

1999:
         Jan.-June    24.3    24.7   22.3    27.2       27.3
         July-Dec.    18.5    19.9   17.2    20.8       20.8

2000:
         Jan.-June    14.8    15.6   13.8    16.8       16.8


(1) February-June average.
(2) Average for the last two weeks of March.

Source: Banco de Mexico.

________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
________________________________________________________________

Territory and Population

         The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately
32.6 million. Official projections have estimated that Argentina's population reached 37 million in 2000.

         The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban.

Government

         The Argentine federal constitution (the "Constitution"), first adopted in 1853, provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote. Presidential elections were last held on October 24, 1999.

         The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats, which are allocated according to each province's population. Deputies are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

         The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). Pursuant to amendments to the Constitution adopted in 1994, the President must select lower federal court judges from a list of nominees selected by an independent body comprised of lawyers and academics. In 1998 and 1999, steps were taken to implement this system, which was designed to minimize political influence in the selection and dismissal of judges.

         Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

         The three largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890, and the Frente del Pais Solidario or Front for a Country in Solidarity ("Frepaso"), founded in 1994 by former members of the PJ and a small socialist party. In 1997, members of the UCR and the Frepaso formed a coalition called Alianza ("Alliance"), which has a platform focused on remedying social problems. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for the PJ, the UCR and the Alliance is broadly based, with the Frepaso receiving most of its support from the federal district of Buenos Aires. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 24, 1999 Congressional elections, the Alliance held 125 seats in the Chamber of Deputies and the PJ held 101 seats. The next elections (Congressional) are required by law to be held no later than October 2001.

         Since 1983, which was the last year of military rule, Argentina has had three successive elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The next president, Carlos Menem, a member of the PJ, won two successive elections in May 1989 and May 1995. In October 1999, Fernando de la Rua, representing the Alliance, was elected President. President de la Rua took office on December 10, 1999.

         Former President Menem was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, Mr. Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. Mr. Menem won reelection in May 1995, but his popularity declined as the government faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. The Alliance has not given any indication that it will seek an alternative economic model. Rather, President de la Rua's campaign emphasized the themes of maintaining stability, improving social conditions and reducing the economy's vulnerability to external shocks. President de la Rua has had a reputation for honesty and accountability, which contributed to his electoral success in

1999. However, since allegations erupted in mid-2000 about officials in his administration engaging in bribery with members of the legislature in connection with his labor reform initiatives, there has been growing concern about President de la Rua's ability to successfully pursue the measures necessary to
maintain economic stability in Argentina.   President de la Rua
has failed to distance himself from his officials involved in the scandal, resulting in the surprise resignation of Argentina's vice-president in October 2000.

         Argentina has diplomatic relations with 139 countries. It is a charter member of the United Nations and currently serves as a member of its Security Council. Argentina is a founding member of the Organization of American States and is also a member of the International Monetary Fund ("IMF") and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT). In October 1997, the United States designated Argentina as a non-NATO ally.

Monetary and Banking System

         The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Argentine Peso. Under the government's medium-term program with the IMF, the government has agreed to maintain the present fixed exchange rate
of one Argentine Peso per U.S. Dollar.   Due to the ease of
convertibility between the Argentine Peso and the U.S. Dollar as a result of the government's exchange rate policies, changes in U.S. interest rates constitute a significant factor in determining Argentine Peso-U.S. Dollar capital flows.

Economic Information Regarding Argentina

         The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth. Although the GDP declined by 2.8% in 1995, it increased during the following three years: 5.5% in 1996, 8.1% in 1997 and 3.9% in 1998. In 1999 the GDP contracted by 3.1%, but GDP grew by an estimated 0.8% in 2000. The recent slowdown of economic activity has been attributed to external economic conditions, including problems in Brazil, Argentina's main trading partner, as well as political uncertainties.

         DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

         In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

         On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

         In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. As a result, foreign banks have made significant investments in Argentina's financial sector. As of March 1999, eight of the ten largest private sector banks were either foreign-owned or foreign-controlled. The process of deregulation and liberalization is continuing through the privatization process, the reform of the social security system, regional integration and further labor law reforms.

         In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina, attracting interested investors from Asia, Europe, North America and Latin America.

The government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. On August 1, 1997, the postal service was privatized and on January 23, 1998, the government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

         On January 20, 1999, the government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited
to participate.    The only bidder was the Spanish company
Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale were to be channeled to the Provincial Development Trust Fund. The government sold an additional 5.3% stake in YPF to Repsol on June 24, 1999 for $842 million. The government will retain one "golden share" granting it veto power over any strategic decisions.

         On February 2, 1999, the government sold the first tranche of 25% in Banco Hipotecario National, the national
mortgage bank, which raised $307.5 million.    The proceeds were
to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance will be used to capitalize the Regional Infrastructure Fund. The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions.
Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina must maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and is obliged to sell dollars to any person who so requires at a rate of one peso to one dollar.

From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range of exchange rates is not necessarily indicative of future rates. Future rates of exchange cannot be predicted.

         The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated:

                                            FREE RATE

         1990 . . . . . . . . . . . .        .5590
         1991 . . . . . . . . . . . .        .9990
         1992 . . . . . . . . . . . .        .9990
         1993 . . . . . . . . . . . .        .9990
         1994 . . . . . . . . . . . .       1.0
         1995 . . . . . . . . . . . .       1.0
         1996 . . . . . . . . . . . .       1.0
         1997 . . . . . . . . . . . .       1.0
         1998 . . . . . . . . . . . .       1.0
         1999 . . . . . . . . . . . .       1.0
         2000 . . . . . . . . . . . .       1.0

Source:  Banco Central de la Republica Argentina.

         WAGES AND PRICES. Prior to the adoption of the economic plan announced by former Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

         During the 1980s and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

         The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1,000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

         The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. Between December 1989 and December 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

         The Argentine government's current stabilization program is built around the plan announced by Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the

Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that are intended to address underlying structural problems that had distorted fiscal and monetary policy.

         The Convertibility Plan is centered on the two following fundamental principles:

         (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

         (2) the prohibition of financing of fiscal deficits through Central Bank lending and fiscal control to contain expenditures and foster tax revenues.

         The IMF has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately $2.4 billion to a total of approximately $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately $2.8 billion to support the government's medium-term economic reform program for 1998-2000. Among other targets, the agreement required that Argentina not exceed a public fiscal deficit of $3.85 billion for 1998.

         Three times during 1999, due to falling tax revenues and political considerations that made spending cuts difficult, Argentine authorities renegotiated their 1999 fiscal deficit targets with the IMF. The fiscal deficit targets were raised to $5.1 billion pursuant to the most recent agreement with the IMF. Argentina also renewed its commitment to the structural reform programs already a part of its agreement with the IMF. These include the "fiscal convertibility" law to legally establish a declining trend for the fiscal deficit, reform of the revenue-sharing mechanism with the provinces, reform of the Central Bank Charter and the legal framework of Argentina's financial institutions, privatization of Argentina's largest bank, which Congress explicitly prohibited in a law passed in May 1999, and social security and labor reforms. Nonetheless, Argentina's 1999 fiscal deficit was $7.1 billion, excluding privatization proceeds.

         In October 1999 Argentina became the first country to take part in a new World Bank program designed to relieve financial pressure in countries that meet economic and social reform targets. Under the new program, Argentina was able to sell $1.5 billion in bonds backed by a "policy-based guarantee" of the World Bank. The bonds were rated investment grade by Standard & Poor's, which cited the World Bank's backing and Argentina's "unblemished record" in servicing multilateral debt.

         Argentina, like other Latin American countries, has been affected by the recent financial instability in Asia. In October 1998, Argentina negotiated a $4 billion aid package with the World Bank and the Inter-American Development Bank. Argentina also announced the issuance of $11 billion in 29-year Treasury bonds in the domestic market, which were placed in six monthly installments between October 1998 and March 1999. The government also obtained a bridge loan for $700 million with private domestic and international banks. As a result, at the start of the fourth quarter of 1998, the government had raised enough funds to cover its borrowing needs until March 1999. During 1999, Argentina raised $22.4 billion, meeting its funding needs for 1999. The $22.4 billion included $11.3 billion of debt issued in the international market, $1.4 billion in World Bank and IADB financing, $7.4 billion of debt issued on the domestic market, and $2.3 billion from privatizations.

         Upon taking office on December 10, 1999, President de la Rua declared the fiscal deficit to be Argentina's worst enemy and moved quickly to push a budget package through Congress to reduce the deficit with spending cuts and tax increases. The package calls for a $5 billion spending reduction and a $4.5 billion budget deficit target. President de la Rua also submitted several bills to Congress requesting labor reforms and the granting of additional powers to the government in order to facilitate fiscal deficit reduction. Although President de la Rua has faced political resistance in the PJ-controlled Senate, which has thwarted his efforts to adopt many of his proposed structural reforms, his aggressive efforts have shown a measure of success. Due to the new President's aggressive efforts, the IMF and Argentina reached agreement on a three-year US$7.4 billion standby credit facility. The extended credit facility sets a limit of US$4.7 billion on the 2000 deficit, down from US$7.1 billion in 1999. Although President de la Rua's efforts succeeded in meeting fiscal targets at the beginning of 2000, Argentina's fiscal performance in the second quarter of 2000 was disappointing, resulting in a new fiscal adjustment package at the end of May, focusing on public sector wage cuts. Other initiatives include the reform of the social security and health care systems. In January 2000 Argentina successfully completed its first long-term global bond offering since 1997.

         Reducing the fiscal deficit has been made more difficult by Argentina's stagnant economy, resulting in an extension of the target date for achieving fiscal balance from 2003 to 2005. In December 2000, amid growing concerns about the possibility of a debt default in 2001, the IMF and several other international lenders put together a $39.7 billion package of emergency credits that will cover the cost of most government debt payments through 2003.

         The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation has decreased steadily since then, to an annual rate of 0.9% in 1998, (1.2%) in 1999 and (-0.9%) in 2000.

         Although President de la Rua has publicly declared his support of the Convertibility Plan, there is no assurance that in the future, the Convertibility Plan will not be modified or abandoned.

         The international financial crises of 1998 and their impact on the domestic banking sector prompted the authorities to adopt new measures to prevent a run on bank deposits, as well as to improve the strength and performance of Argentina's banks. In September 1998, the Central Bank increased the amount covered by deposit insurance and extended coverage to large deposits, which had previously been uninsured.

         CONSUMER PRICE INDEX. The following table sets forth for 1990-2000 the change in Argentine Consumer Prices for the twelve months ended December 31:

                            INFLATION

                                                 CONSUMER PRICES,
                                                 INCREASE OVER
                                                 PREVIOUS PERIOD

         1990...................................    1,343.9
         1991...................................       84.1
         1992...................................       24.8
         1993...................................       10.6
         1994...................................        4.2
         1995(1)................................        3.4
         1996(1)................................        0.2
         1997...................................        0.5
         1998 ..................................        0.9
         1999 ..................................       (1.2)
         2000(2)................................       (0.9)

         (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

         (2)  Estimated

___________________

Source:  Banco Central de la Republica Argentina; Economist
Intelligence Unit.

         ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1993 through 2000 at current and constant prices:

                                   GROSS              CHANGE
                                   DOMESTIC           FROM PRIOR
                       GROSS       PRODUCT AT         YEAR AT
                       DOMESTIC    CONSTANT           CONSTANT
                       PRODUCT     1993 PRICES        PRICES
                       (millions of Argentine Pesos)  (percent)

         1993           236,500        208,300         N/A
         1994           257,440        250,308           5.8
         1995           258,032        243,186          (2.8)
         1996           272,150        256,626           5.5
         1997           292,859        277,441           8.1
         1998           298,131        288,195           3.9
         1999           283,133        279,215          (3.1)
         2000(1)        285,000        N/A               0.8

_______________
Source: Ministerio de Economia, Obras y Servicios Publicos;
National Bureau of National Accounts.


(1) Estimated

This is filed pursuant to Rule 497(c).  File Nos. 33-18647 and
811-5398.

                                  ALLIANCE VARIABLE PRODUCTS
                                  SERIES FUND, INC.

_________________________________________________________________
c/o Alliance Fund Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2001
_________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2001 for Alliance Variable Products Series Fund, Inc. (the "Fund") that offers Class B shares. A separate Prospectus and Statement of Additional Information relates to the Fund's Class A shares. Financial statements for Alliance Variable Products Series Fund, Inc. for the year ended December 31, 2000 are included in the annual report to shareholders and are incorporated into this Statement of Additional Information by reference. Copies of the Prospectuses and annual reports of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

    Introduction...........................................
    Investment Policies and Restrictions...................
         Money Market Portfolio............................
         Premier Growth Portfolio..........................
         Growth and Income Portfolio.......................
         U.S. Government/High Grade
           Securities Portfolio............................
         High-Yield Portfolio..............................
         Total Return Portfolio............................
         International Portfolio...........................
         Global Bond Portfolio.............................
         North American Government Income
           Portfolio.......................................
         Global Dollar Government Portfolio................
         AllianceBernstein Utility Income Portfolio........
         Growth Portfolio..................................
         Worldwide Privatization Portfolio.................
         Technology Portfolio..............................
         Quasar Portfolio..................................
         AllianceBernstein Real Estate Investment

           Portfolio.......................................
         Other Investment Policies.........................
    Management of the Fund.................................
    Purchase and Redemption of Shares......................
    Net Asset Value........................................
    Portfolio Transactions.................................
    Dividends, Distributions and Taxes.....................
    General Information....................................
    Financial Statements and Report of Independent
         Auditors..........................................
    Appendix A - Description of Obligations Issued
         or Guaranteed by U.S. Government Agencies
         or Instrumentalities..............................   A-1
    Appendix B - Futures Contracts and Options on
         Futures Contracts and Foreign Currencies..........   B-1
    Appendix C - Options...................................   C-1
    Appendix D - Additional Information About
         the United Kingdom, Japan, Canada, Mexico
         and Argentina.....................................   D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                          INTRODUCTION
_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios, all of which are described in this Statement of Additional Information.
_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

MONEY MARKET PORTFOLIO

         GENERAL. The objectives of the Money Market Portfolio are in the following order of priority: safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives in this Portfolio by maintaining the Portfolio's assets in high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days). Accordingly, the Portfolio may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality;

         2. Certificates of deposit, bankers acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less;

         3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation (S&P), Prime-1 by Moody's Investors Service, Inc. (Moody's) or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Prospectus. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts; and

         4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

         For additional information regarding repurchase agreements, see Other Investment Policies -- Repurchase
Agreements, below.

         REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (Government Securities) or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Money Market Portfolio's commitments in reverse repurchase agreements.

         LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the Securities
Act) that are determined by Alliance Capital Management L.P. (the Adviser) to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the Commission) adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Acts registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

             (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

           (iii) the number of other potential purchasers of the security;

            (iv) the number of dealers undertaking to make a market in the security;

             (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi)   any applicable Securities and Exchange
                   Commission interpretation or position with respect to such types of securities.

         Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

         MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         The Money Market Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule.
Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

         Currently, pursuant to Rule 2a-7, the Money Market Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Prospectus.

         Under Rule 2a-7, the Money Market Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities; or (B) five percent of its total assets in second tier securities.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Money Market Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

         9. Make investments for the purpose of exercising control;

         10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         11. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

         12. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

         13. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

PREMIER GROWTH PORTFOLIO

         GENERAL. The objective of the Premier Growth Portfolio is capital growth rather than current income. Since investments are made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. The Portfolio will seek to achieve its objective through aggressive investment policies and, therefore, is not intended for investors whose principal objective is assured income or conservation of capital. Ordinarily, the annual portfolio turnover rate may be in excess of 100%.

         In seeking its investment goal, the Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40-60 companies are represented in the Portfolio's investment portfolio with the most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

         The Adviser's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (that is the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index), a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions which reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Investments are made based upon their potential for capital appreciation. Current income will be incidental to that objective. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met.

         The Adviser expects that, under normal circumstances, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of American companies (except when in a temporary defensive position). The Portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States; and (ii) the equity securities of which are traded principally in the United States securities markets.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

         SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Premier Growth Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption General Information, below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), or as permitted in connection with short sales of securities "against the box" by the Portfolio, as described above;

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8.   Write put options;

         9. Make investments for the purpose of exercising control;

         10. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         11. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

         12. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

GROWTH AND INCOME PORTFOLIO

         GENERAL. The Growth and Income Portfolio's objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. It may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio may also write covered call options listed on domestic securities exchanges. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

         The Portfolio may invest in foreign securities. Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

         It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

         OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "Premier Growth Portfolio - Options" above.

         The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option which it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Growth and Income
Portfolio, supplement those set forth above and may not be changed without shareholder approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase the securities of any other investment company except in a regular transaction on the open market;

         9. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

         10. Invest in the securities of any company for the purpose of exercising control of management.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

         The investment objective of the U.S. Government/High Grade Securities Portfolio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities) and repurchase agreements pertaining to U.S. Government Securities; and (ii) other high grade debt securities rated AAA, AA or A by S&P or Fitch IBCA, Inc. ("Fitch") or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.
The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of any options transactions which may be entered into by the Portfolio. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

         The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration
(VA). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

         FHLMC SECURITIES.  The Federal Home Loan Mortgage
Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage-related pass-through securities (FHLMC Certificates), mortgage participation certificates (PCs) and guaranteed mortgage securities (GMCs).
PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

         Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the staffs interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

         1. Debt securities which are rated AAA, AA, or A by S&P or Fitch or Aaa, Aa or A by Moody's;

         2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

         3.   Commercial paper rated A-1+, A-1, A-2 or A-3 by
S&P, F1, F2 or F3 by Fitch or Prime-1, Prime-2 or Prime-3 by
Moody's; and

         4. Bankers acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

         INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

         The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

         OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 35% of its total assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations);
(ii) certificates of deposit, bankers acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation; and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A to the Prospectus for a description of corporate debt ratings.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Acts limitation on acquiring interests in other investment companies. In order to be able to rely on the staffs interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         INVESTMENT PRACTICES.

         OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

         The Portfolio intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

         In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

         For additional information on the use, risks and costs of options, see Appendix C.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instrumentalities and usually depends on the Advisers ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

         A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

         The Portfolio enters into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

         The Portfolio's ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         It is the policy of the Portfolio that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix B.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a when, as and if issued security would be canceled in the event that the required condition did not occur and the trade was canceled.

         The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

         When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the U.S. Government/High Grade Securities Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption General Information below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of a Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Participate on a joint or joint and several basis in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes or loans of portfolio securities;

         11. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         12. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

         13. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

         14. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

              (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

              (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P; and

              (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

         15. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

         16.  Purchase or sell commodities or commodity contracts
(except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

         17. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

HIGH-YIELD PORTFOLIO

         GENERAL. As discussed in the Prospectus, the Portfolio invests principally in lower-rated fixed-income securities. The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. For a description of credit ratings see Appendix A to the Prospectus.

         Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser attempts to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

         While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser evaluates those factors it considers relevant and makes portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio.

         PUBLIC UTILITIES. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

         MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the High-Yield Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, "U.S. Government/High Grade

Securities Portfolio -- U.S. Government Securities, FHLMC
Securities and FNMA Securities."

         Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         DIRECT INVESTMENT IN MORTGAGES. The High-Yield Portfolio may invest up to 5% of its total assets directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The High-Yield Portfolio may purchase securities offered on a when-issued basis and may purchase or sell securities on a forward commitment basis. For a general description of when-issued securities and forward commitments, see above, "U.S.

Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

         The High-Yield Portfolio may purchase securities on a when, as and if issued basis as described above in "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES. The High-Yield Portfolio may invest in financial futures contracts (futures contracts) and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see U.S. Government/High Grade Securities Portfolio-Investment Practices-Futures Contracts and Options on Futures Contracts above and Appendix B.

         Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, Government National Mortgage Association ("GNMA") certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

         Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         PUT AND CALL OPTIONS. The High-Yield Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, U.S. Government/High Grade Securities Portfolio-Investment Practices-Options on U.S. and Foreign Government Securities. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

         FOREIGN SECURITIES. The portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "U.S. Government/High Grade Securities Portfolio--High Grade Debt Securities--Foreign Securities".

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the High-Yield Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's investment portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

         The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have a flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

         The Fund's custodian bank places liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Portfolio's dealing in forward foreign currency exchange contracts is limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "U.S. Government/High Grade Securities Portfolio Restricted Securities and Other Investment Policies- -Illiquid Securities" below. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in United States Government securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio requires that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio follows the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the High-Yield Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities (illiquid securities purchased by the Portfolio may include: (a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, original by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions);

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

         9. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio (i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; and (ii) may purchase financial futures as described in the Prospectus and above;

         10. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         11. Invest in companies for the purpose of exercising control of management;

         12.  Issue any senior securities as defined in the 1940
Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments, or loans of portfolio securities may be considered senior securities);

         13. Participate on a joint, or on a joint and several, basis in any trading account in securities;

         14.  Effect a short sale of any security;

         15. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

         16. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

TOTAL RETURN PORTFOLIO

         The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund"; this fundamental policy cannot be changed without Shareholder Approval. The percentage of the Portfolio's assets invested in each type of security at any time is in accordance with the judgment of the Adviser. The Portfolio's assets are invested in U.S. Government and agency obligations, bonds whether convertible or non-convertible and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

         Subject to market conditions the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "High Yield Portfolio -- Put and Call Options" above. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

         Although the Portfolio may invest in foreign securities, it has no present intention to do so.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Total Return Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase the securities of any other investment company except in a regular transaction in the open market;

         9. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

         10. Invest in other companies for the purchase of exercising control of management;

         11. Purchase securities on margin or sell securities short;
         12.  Underwrite securities issued by other persons;

         13. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

         14. Purchase or sell commodities or commodity contracts; or

         15. Issue any securities senior to the capital stock offered hereby.

INTERNATIONAL PORTFOLIO

         GENERAL. The objective of the International Portfolio is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g. incorporated outside the United States), companies participating in foreign economies with prospects for growth and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance, of course, that the Portfolio will achieve its objective. Ordinarily, the annual portfolio turnover rate will not exceed 100%.

         In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established non-United States companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

         Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

         The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. For a description of Japan and the United Kingdom, see Appendix D.

         The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

         It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

         SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio has the right to call a loan to obtain the securities loaned at any time on five days notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Portfolio will receive the income earned on investment of the collateral. The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

         WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

         Although the Portfolio values its assets daily in terms of U.S. Dollars, its does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the International Portfolio, see "High Yield Portfolio -- Foreign Currency Transactions," above.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the International Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

         9. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

         10. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

         11. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

         12.  Effect short sales of securities;

         13. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities
Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

         14. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

         15. Invest in companies for the purpose of exercising management or control; or

         16. Issue senior securities except as permitted by the 1940 Act.

GLOBAL BOND PORTFOLIO

         GENERAL. The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

         INVESTMENT POLICIES. The following investment policies, should be read in conjunction with the information set forth in the Prospectus under "Other Investment Policies and Techniques." The investment policies are not designated fundamental policies within the meaning of the 1940 Act and may be changed by the Fund's Board of Directors without Shareholder Approval as defined under the caption "General Information," below. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         U.S. GOVERNMENT SECURITIES. See Appendix A hereto for a description of obligations issued or guaranteed by U.S.
Government agencies or instrumentalities.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments in futures and options on futures contracts.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         INVESTMENT RESTRICTIONS. The following restrictions, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General
Information," below.

         A Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         5. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         6. Participate on a joint or joint and several basis in any securities trading account;

         7. Invest in companies for the purpose of exercising control;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         10. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the

Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

         The objective of the North American Government Income Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities (Government Securities). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). The Portfolio utilizes certain other investment techniques, including options and futures.

         The Portfolio may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by S&P or Fitch or at least Baa by Moody's) or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser. Securities rated BBB by S&P or Fitch or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by the Portfolio's Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

         The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probably future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Portfolio's Adviser actively manages the Portfolio's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and adjusts the Portfolio's investments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective of seeking the highest level of current income, consistent with what the Portfolio's Adviser considers to be prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency varies in accordance with the assessment of the Portfolio's Adviser of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

         The Portfolio invests at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio does not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in Argentine Government Securities.

         INVESTMENT POLICIES.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix B.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "U.S. Government/High Grade Securities Portfolio -- U.S. Government Guaranteed Mortgage-Related Securities -- General," above.

         GNMA CERTIFICATES.  For information regarding GNMA
Certificates, see "U.S. Government/High Grade Securities
Portfolio -- GNMA Certificates," above.

         FHLMC SECURITIES.  For information regarding FHLMC
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FHLMC Securities," above.

         FNMA SECURITIES.  For information regarding FNMA
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FNMA Securities," above.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staffs interpretation, but will not treat such securities as U.S. Government Securities until final resolution of the issue.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

         CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the NHA MBS Program) established under the National Housing Act of Canada
(NHA). Certificates issued pursuant to the NHA MBS Program (NHA Mortgage-Related Securities) benefit from the guarantee of the

Canada Mortgage and Housing Corporation (CMHC), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

         NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

         The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the NHA MBS Certificates). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

         In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

         While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related

Securities may be as short as six months or as long as eighteen years.

         ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The North American Government Income Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others,
(a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Portfolio's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. Dollar price of the security (transaction hedge). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount (position hedge). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (cross-hedge). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix C.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreement," below.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the North American Government Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         2. Borrow money, except the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         8. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

         For additional information about Canada, Mexico and Argentina, see Appendix D.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

         GENERAL. The primary objective of the Global Dollar Government Portfolio is to seek a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in fixed-income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments (Sovereign Debt Obligations). The Portfolio's investments in Sovereign Debt Obligations emphasize obligations of a type customarily referred to as Brady Bonds, that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest up to 35% of its total assets in U.S. corporate fixed-income securities and non-U.S. corporate fixed-income securities. The Portfolio limits its investments in Sovereign Debt Obligations, U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar denominated securities.

         The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any other single foreign country. At present, each of the above-named countries is an emerging market country.

         In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Advisers opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

         Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers.

         Substantially all of the Portfolio's assets are invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

         INVESTMENT POLICIES

         BRADY BONDS. As noted above, a significant portion of the Portfolio's investment portfolio consists of debt obligations customarily referred to as Brady Bonds which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totaling more than $120 billion have been implemented to date in Argentina, Bolivia, Brazil, Costa Rica, the Dominican Republic, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Brazil, Mexico and Venezuela.

         Most Argentine, Brazilian, Dominican (Republic) and Mexican Brady Bonds and a significant portion of the Venezuelan Brady Bonds issued to date are Collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued Collateralized Brady Bonds. Thus, at the present time Argentina, Bolivia, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Uruguay and Venezuela are the only countries which have issued Collateralized Brady Bonds.

         STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (Structured Securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because

Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

         Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans (Loans) arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions (Lenders).
The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of all or a portion of Loans (Assignments) from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the

Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lenders insolvency, the Lenders servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only the Lender interpositioned between the Portfolio and the borrower in a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P or Fitch).

         When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

         U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The

Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probably future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

         INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interests payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under

"-- Other Investment Policies and Techniques -- Interest Rate
Transactions".

         FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities" in the Fund's Prospectus.

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         WARRANTS. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its investment portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

         REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

         For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

CERTAIN RISK CONSIDERATIONS

         RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available abut certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio invests and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Portfolio focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

         Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

         SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         By investing in Sovereign Debt Obligations, the Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.

         Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past.

Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuers balance of payments, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

         The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

         U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Global Dollar Government Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information", below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Invest in companies for the purpose of exercising control;

         6. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         7. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

         GENERAL. The objective of the AllianceBernstein Utility Income Portfolio is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers of any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public; or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the utilities industry. At least 65% of the Portfolio's total assets are to be invested in income-producing securities.

         The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. Many of these companies have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

         The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Advisers evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

         INVESTMENT POLICIES

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

         RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         OPTIONS. For additional information on the use, risks and costs of options, see Appendix C.

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "North American Government Income Portfolio -- Futures Contracts" and "Options on Futures Contracts", above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts (forward contracts). For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward Foreign Currency Exchange Contracts," above.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities", below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         CERTAIN RISK CONSIDERATIONS

         UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effect of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

         Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in

Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities are also considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the AllianceBernstein Utility Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

         2. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

         3. Purchase more than 10% of any class of the voting securities of any one issuer;

         4. Borrow money except from banks or temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies;

         6. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         7. Participate on a joint or joint and several basis in any securities trading account;

         8. Invest in companies for the purpose of exercising control;

         9. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options; or make loans of portfolio securities;

         10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         11.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

GROWTH PORTFOLIO

         For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the sellers bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security; (b) possible reduced levels of income and lack of access to income during this period; and (c) possible inability to enforce rights. The Portfolio has established standards for the creditworthiness of parties with which they may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

         NON-PUBLICLY TRADED SECURITIES. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than

Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors.
Pursuant to these guidelines, the Adviser will monitor the liquidity of the Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES. The Portfolio, may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Portfolio generally will not invest more than 15% of its total assets in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

         DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
         IN WHICH THE PORTFOLIOS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amounts master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P or Fitch

         The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk.
They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probably future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating capacity. A description of Moody's, S&Ps and Fitch short-term note ratings is included as Appendix A to the Prospectus.

         LENDING OF SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of the Portfolio's total assets.

         FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. Agreements for such purchases might be entered into, for example, when the Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

         The Portfolio enters into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although the Portfolio does not intend to make such purchases for speculative purposes and the Portfolio intends to adhere to the provisions of policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

         OPTIONS. As noted in the Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Portfolio is considered covered with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, the Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         The Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         The Portfolio may also write combinations of put and call options on the same security, known as straddles, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES.  The Portfolio may write
(sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by the Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         The Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, the Portfolio seeks to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

         The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio also bears the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES AND RELATED OPTIONS.   The Growth Portfolio may
enter into stock futures contracts, and may enter into foreign currency. (Unless otherwise specified, stock index futures contracts and foreign currency futures contracts are collectively referred to as Futures Contracts.) Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. The Growth Investors Portfolio and the Growth Portfolio generally intends to purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio's current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         The Growth Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Growth Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio sustains losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Portfolio may also engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such cross hedging is subject to the same risk as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         The Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on stock index futures contracts and on foreign currency futures contracts. (Unless otherwise specified, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as Options on Futures Contracts.)

         The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolio may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts (Forward Contracts) to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency.
Conversely, the Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolio may engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

         The Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through Forward Contracts. Accordingly, the Portfolio will segregate liquid assets in an amount least equal to the Portfolio's obligations under any Forward Contract.

         OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, these Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may write options on foreign currencies for the same types of hedging purposes or to increase return.
For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolio's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies-depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's portfolios or securities the Portfolio intends to purchase. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying index or obligation.

         For example, if the Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         If the Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, the Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Portfolio writes a call option on a stock index, the securities used as cover may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's portfolio securities.

         The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Portfolio's portfolio. When the Portfolio writes an option, it will receive premium income in return for the holders purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolio enters into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by daily price fluctuation limits, established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (primary dealers). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is in-the-money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectuses. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

         Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolio purchases or sells Futures Contracts and Options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When the Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

         The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the Portfolio.

         The amount of risk the Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United Sates or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that the Portfolio not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and Options on Futures Contracts already entered into by the Portfolio, limit the Portfolio's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Portfolio to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Portfolio's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when the Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, that Portfolio maintains with its custodian a segregated liquid assets account which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets.

         The Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

         When the Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

         ECONOMIC EFFECTS AND LIMITATIONS. Income earned by the Portfolio from its hedging activities is treated as capital gain and, if not offset by net realized capital losses incurred by the Portfolio, is distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Portfolio's portfolio securities, that gain, to the extent not offset by losses, is distributed in light of certain tax considerations and constitutes a distribution of that portion of the value preserved against decline.

         The Portfolio will not over-hedge, that is, the Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         The Portfolio's ability to employ the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, the Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

         The Portfolio's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolio can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Portfolio's book income may be required in order to meet tax requirements.

         FUTURE DEVELOPMENTS. The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

         INVESTMENT RESTRICTIONS. Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of the Portfolio set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following restrictions, which are applicable to the Growth Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio will not:

         1. Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction;

         2. Invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government);

         3. Borrow money in excess of 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes;

         4. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

         5. Purchase or retain real estate or interests in real estate, although each Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate;

         6. Make loans to other persons except by the purchase of obligations in which such Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets; or

         7. Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, loans of portfolio securities, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 3 above.)

         It is also a fundamental policy of the Portfolio that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolio but which are not fundamental and are subject to change without shareholder approval.

         The Portfolio will not:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances;

         (b) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies;

         (c) Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that the Portfolio will not make such short sales with respect to securities having a value in excess of 5% of its total assets;

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts;

         (e) Purchase voting securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

         (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%;

         (g) The Growth Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokers commission; (B) where no commission or profit to a sponsor or dealer results from such purchase; or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act;

         (h) Make investments for the purpose of exercising control or management;

         (i) Participate on a joint or joint and several basis in any trading account in securities;

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs;

         (k) Purchase warrants, if, as a result, the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange;

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Portfolio from entering into securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Portfolio's investment objective and policies; and

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid.

         Whenever any investment restriction-states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

WORLDWIDE PRIVATIZATION PORTFOLIO

         Worldwide Privatization Portfolio seeks long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes securities of companies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

         The Portfolio is designed for individual investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

         A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuers successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         The following investment policies and restrictions supplement, and should be read in conjunction with the information set forth in the Prospectus of the Portfolio under the heading Description of the Portfolio. Except as otherwise noted, the Portfolio's investment policies described below are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Portfolio without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         INVESTMENT POLICIES

         DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations" below.

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Portfolio's Prospectus.

         FUTURES AND RELATED OPTIONS. For a discussion regarding futures contracts and options on futures contracts, see "North
American Government Income Portfolio -- Futures Contracts and
Options on Futures Contracts," above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward
Foreign Currency Exchange Contracts," above.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.

         SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities which include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Advisers most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuers securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the U.S. Securities Act of 1933 (the 1933 Act) requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934 (the "1934 Act").

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements", below.

SPECIAL RISK CONSIDERATIONS

         Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

         Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

         CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.
The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

         CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities.

         Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         TRANSACTION COSTS. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         U.S. AND FOREIGN TAXES. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

         ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

         NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes- -General." To so qualify, among other requirements, the Portfolio limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer; and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuers capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuers ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or CCC and lower by S&P or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Ratings of fixed-income securities by Moody's, S&P or Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. the rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A in the Prospectus for a description of Moody's, S&P and Fitch bond and commercial paper ratings.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Worldwide Privatization Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         2. Borrow money, except the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Issue any senior security within the meaning of the Act except that the Portfolio may make loans of portfolio securities and write put and call options;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         9.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

TECHNOLOGY PORTFOLIO

         GENERAL. The primary investment objective of the Portfolio is to emphasize growth of capital, and investments will be made based upon their potential for capital appreciation. Therefore, current income is incidental to the objective of capital growth. However, subject to the limitations referred to under Options below, the Portfolio may seek to earn income through the writing of listed call options. In seeking to achieve its objective, the Portfolio invests primarily in securities of companies which are expected to benefit from technological advances and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes). The Portfolio has at least 80% of its assets invested in the securities of such companies except when the Portfolio assumes a temporary defensive position. There obviously can be no assurance that the Portfolio's investment objective will be achieved, and the nature of the Portfolio's investment objective and policies may involve a somewhat greater degree of risk than would be present in a more conservative investment approach.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, as well as the Portfolio's 80% investment policy described above, may not be changed without shareholder approval.

         The Portfolio expects under normal circumstances to have substantially all of its assets invested in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, the Portfolio may take a defensive position and invest without limit in investment grade debt securities or preferred stocks or hold its assets in cash. The Portfolio at times may also invest in debt securities and preferred stocks offering an opportunity for price appreciation (e.g., convertible debt securities).

         Critical factors which are considered in the selection of securities included the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuers earning power which the Portfolio believes may adversely affect the price of its securities; (ii) increases in the price level of the security or of securities generally which the Portfolio believes are not fully warranted by the issuers earning power; and (iii) changes in the relative opportunities offered by various securities.

         Companies in which the Portfolio invests include those whose processes, products or services are anticipated by Alliance Capital Management L.P., the Portfolio's investment adviser (the Investment Adviser), to be significantly benefited by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

         The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhances the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

         INVESTMENT POLICIES

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options, therefore, involves a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio are ordinarily sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and in such case are endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         OPTIONS ON MARKET INDICES. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         RIGHTS AND WARRANTS. The Portfolio may invest up to 10% of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolio's total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio invests require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale; (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter; and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio has the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Technology Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items;
(b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities; or
(c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets; or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Concentrate its investments in any one industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

         4. Invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

         5. Make short sales of securities or maintain a short position or write put options;

         6. Mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
(xiv) listed below;

         7. Purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

         8. Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

         9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

         10. Participate on a joint or joint and several basis in any securities trading account;

         11. Invest in companies for the purpose of exercising control;

         12. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

         13. Make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

         14. Borrow money except for the short-term credits from banks referred to in paragraph (xii) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

         15. Act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities); or

         16. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Investment Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

QUASAR PORTFOLIO

General

         The investment objective of the Portfolio is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, may not be changed without shareholder approval.

         Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance, such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement.
If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth above.

         GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital.
No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

         SHORT SALES. The Portfolio may only make short sales of securities against the box. A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities; or (b) an offsetting call option on the same securities.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Quasar Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

         2. Invest more than 25% of the value of its total assets in any particular industry;

         3. Borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

         4.   Purchase or sell real estate;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         8. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debt securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted securities and except for the Lending of portfolio securities;

         9. Except as permitted in connection with short sales of securities or writing of call options, described under the headings Short Sales and Puts and Calls above, pledge, mortgage or hypothecate any of its assets;

         10. Except as permitted in connection with short sales of securities against the box described under the heading
Additional Investment Policies and Practices above, make short sales of securities; or

         11. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         It is a non-fundamental policy of the Fund that: (i) the Fund utilize futures and options thereon only for hedging purposes; (ii) the Fund will not enter any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets; (iii) the Fund will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures; and (iv) the Fund will not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposit on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

ALLIANCE BERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

GENERAL

         The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective may not be changed without shareholder approval.

         Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities of real estate investment trusts (REITs) and other real estate industry companies. A real estate industry company is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio invests for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (Real Estate Equity Securities).

         The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property (Mortgage-Backed Securities), such as mortgage pass-through certificates, real estate mortgage investment conduit (REMIC) certificates and collateralized mortgage obligations (CMOs); and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Factors Associated with the Real Estate Industry" below for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of the Adviser will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

         The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred
directly by the Portfolio.   The Portfolio may invest up to 5% of
its total assets in Real Estate Equity Securities of non-U.S.
issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         To the extent not described in the Portfolio's Prospectus, set forth below is additional information regarding the Portfolio's investment policies and practices. Except as otherwise noted, the Portfolio's investment policies are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those rating.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian maintains, in a segregated account of the Fund, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with its custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyers money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendors bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

         SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein cash or securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Fund's Board of Directors, monitors the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser considers, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security;
(4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of security.

         DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities (U.S. Government Securities), bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

RISK FACTORS ASSOCIATED WITH
THE REAL ESTATE INDUSTRY

         REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

         MORTGAGED-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Further, the yield characteristics of Mortgage-Backed Securities, such as those in the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

         The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S.
governmental or private lenders and guaranteed by the U.S.
Government or one of its agencies or instrumentalities, including
Ginnie Mae.

         GENERAL. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

         In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Real Estate Investment Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items; (b)
U.S. Government securities; or (c) securities of any one issuer
(other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets; or
(b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

         4. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity
Securities;

         5. Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

         6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         7. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         8. Participate on a joint or joint and several basis in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue any senior security within the meaning of the 1940 Act except that the Portfolio may lend portfolio securities in accordance with applicable law;

         11. Make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time; or

         12. (a) Purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs;
(c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

OTHER INVESTMENT POLICIES

         REPURCHASE AGREEMENTS. Each Portfolio, except the Total Return Portfolio and the Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyers money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

         ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

         A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio, Alliance Bernstein Utility Income Portfolio, Technology Portfolio, Quasar Portfolio and the Alliance Bernstein Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale; (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter; and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

         FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolio's Custodian will maintain, in the separate account of the Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves.

         UNRATED SECURITIES. Unrated securities will also be considered by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

         The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio which may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

         In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 56, is the President, Chief Operating
Officer and a Director of Alliance Capital Management Corporation
(ACMC),** with which he has been associated since prior to 1996.

         RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance
Society of the United States.  She is a Director of Ecolab
Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is 75 Briar Woods Trail, Stamford,
Connecticut 06903.

         DAVID H. DIEVLER, 71, is an independent consultant. He was formerly a Senior Vice President of ACMC until 1994. He is currently an independent consultant. His address is P.O. Box
167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 59, has been the President of Historic Hudson Valley (historic preservation) since prior to 1995. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

__________________________
*   An interested person of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor general partner of the Adviser, and the predecessor general partner of the same name.

         WILLIAM H. FOULK, JR., 68, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         CLIFFORD L. MICHEL, 61, is a partner of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1995. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York 10005.

         DONALD J. ROBINSON, 66, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN and PRESIDENT, see biography above.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 41, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 63, is a Vice
Chairman of ACMC, with which he has been associated since prior to 1996.

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 56, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 59, is an
Executive Vice President of ACMC, with which he has been associated with since prior to 1996.

         RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 45, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         ANDREW M. ARAN, SENIOR VICE PRESIDENT, 43, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         PETER ANASTOS, SENIOR VICE PRESIDENT, 58, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         BRUCE ARONOW, VICE PRESIDENT, 34, Vice President of
ACMC, with which he has been associated since 1999. Prior thereto, he was a Vice President as INVESCO since 1998, a Vice
President at LGT Capital Management since 1996.

         EDWARD BAKER, VICE PRESIDENT, 50, is a Senior Vice
President and Chief Investment Officer - Emerging Markets of
ACMC, with which he has been associated since prior to 1996.

         THOMAS BARDONG, VICE PRESIDENT, 56, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         SANDRA YEAGER, VICE PRESIDENT, 36, is a Senior Vice
President of ACMC, with which she has been associated since prior to 1996.

         MATTHEW BLOOM, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MARK H. BREEDON, SENIOR VICE PRESIDENT, 48, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1996.

         RUSSEL BRODY, VICE PRESIDENT, 33, is a Vice President of
ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard
Odier et Cie since prior to 1996.

         NICHOLAS D.P. CARN, VICE PRESIDENT, 43, is a Senior Vice
President of ACMC, with which he has been associated since 1997.
Prior thereto, he was a Chief Investment Officer and Portfolio
Manager at Draycott Partners since prior to 1996.

         PAUL J. DENOON, VICE PRESIDENT, 39, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DAVID EDGERLY, VICE PRESIDENT, 58, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has associated since prior to 1996.

         VICKI FULLER, VICE PRESIDENT, 44, has been a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         GERALD T. MALONE, VICE PRESIDENT, 47, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MICHAEL MON, VICE PRESIDENT, 31, is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto he was a Portfolio Manager at Brundage, Stroy and Rose since 1998. Previously, he was employed as an Assistant Vice President at Mitchell Hutchin Asset Management since prior to 1996.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 35, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DANIEL G. PINE, SENIOR VICE PRESIDENT, 49, has been associated with the Adviser since 1996.

         PAUL RISSMAN, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         TYLER SMITH, VICE PRESIDENT, 62, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         JEAN VAN DE WALLE, VICE PRESIDENT, 42, has been Vice
President of ACMC since prior to 1996.

         EDMUND P. BERGAN, JR., SECRETARY, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. (AFD) and Alliance Fund Services Inc. ("AFS"), with which he has been associated since prior to 1996.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
50, is a Senior Vice President of AFS, with which he has been associated since prior to 1996.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 46, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 39, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         THOMAS R. MANLEY, CONTROLLER, 47, is a Vice President of
ACMC, with which he has been associated since prior to 1996.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the

Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2000 and the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the Alliance Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                              TOTAL NUMBER
                                              OF REGISTERED
                                              INVESTMENT    TOTAL NUMBER
                                              COMPANIES IN  OF INVESTMENT
                                              THE ALLIANCE  PORTFOLIOS
                                TOTAL         FUND COMPLEX, IN THE,
                                COMPENSATION  INCLUDING THE ALLIANCE FUND
                                FROM THE      FUND, AS TO   COMPLEX, INCLUDING
                                ALLIANCE FUND WHICH THE     THE FUND, AS TO
                  AGGREGATE     COMPLEX,      DIRECTOR IS   WHICH THE DIRECTOR
                  COMPENSATION  INCLUDING     A DIRECTOR    IS A DIRECTOR
NAME OF DIRECTOR  FROM THE FUND THE FUND      OR TRUSTEE    OR TRUSTEE

John D. Carifa        $-0-        $-0-            45               103
Ruth Block            $3,848      $155,738        34                80
David H. Dievler      $3,954      $223,025        40                86
John H. Dobkin        $3,954      $187,175        37                83
William H. Foulk, Jr. $3,952      $220,738        41                99
Clifford L. Michel    $3,764      $171,138        35                83
Donald J. Robinson    $3,952      $160,777        37                93


         As of April 6, 2001 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         The Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 2000 totalling more than 454 billion (of which more than 175 billion represented the assets of investment companies). As of December 31, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nations' FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by the Adviser, comprising 139 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.* Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.


__________________________
* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement , then between the Fund and Alliance Holding, was transferred to the Adviser and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Utility Income Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Investment Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Investment Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the Technology Portfolio.
The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Investment Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the Quasar Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Investment Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Real Estate Investment Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996. The Investment Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the High-Yield Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The Adviser voluntarily waives fees with respect to and or reimburses expenses of the U/S Government/High Grade Securities Portfolio, High Yield Portfolio, Total Return Portfolio, International Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, AllianceBernstein Utility Income Portfolio, Worldwide Privatization Portfolio, Technology Portfolio, Quasar Portfolio and AllianceBernstein Real Estate Investment Portfolio.

         Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         Money Market Portfolio              .500%
         Premier Growth Portfolio           1.000%
         Growth and Income Portfolio         .625%
         U.S. Government/High-Grade
           Securities Portfolio              .600%
         High-Yield Portfolio                .750%
         Total Return Portfolio              .625%
         International Portfolio            1.000%
         Global Bond Portfolio               .650%
         North American Government
           Income Portfolio                  .650%
         Global Dollar Government
           Portfolio                         .750%
         AllianceBernstein Utility
           Income Portfolio                  .750%
         Growth Portfolio                    .750%
         Worldwide Privatization
           Portfolio                        1.000%
         Technology Portfolio               1.000%
         Quasar Portfolio                   1.000%
         AllianceBernstein Real
           Estate Investment Portfolio       .900%


         The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                               FISCAL YEAR END      AMOUNT
           PORTFOLIO             DECEMBER 31       RECEIVED

Money Market Portfolio              1998            $471,768
                                    1999            $702,447
                                    2000            $657,891

Premier Growth Portfolio            1998          $7,624,041
                                    1999         $17,175,879
                                    2000         $26,492,001

Growth and Income Portfolio         1998          $1,937,421
                                    1999          $2,838,962
                                    2000          $3,685,941

U.S. Government/High Grade
  Securities Portfolio              1998            $267,850
                                    1999            $362,797
                                    2000            $350,210

High Yield Portfolio                1998             $48,893
                                    1999            $125,529
                                    2000            $130,347

Total Return Portfolio              1998            $314,393
                                    1999            $420,619
                                    2000            $498,853

International Portfolio             1998            $435,891
                                    1999            $445,531
                                    2000            $600,398

Global Bond Portfolio               1998            $164,523
                                    1999            $285,555
                                    2000            $355,749

North American Government Income
  Portfolio                         1998            $173,271
                                    1999            $181,634
                                    2000            $177,702

Global Dollar Government Portfolio  1998             $53,253
                                    1999             $10,998
                                    2000                  $0

AllianceBernstein Utility
  Income Portfolio                  1998            $150,683
                                    1999            $284,169
                                    2000            $394,043

Growth Portfolio                    1998          $2,045,409
                                    1999          $2,765,805
                                    2000          $3,432,836

Worldwide Privatization Portfolio   1998            $173,224
                                    1999            $294,451
                                    2000            $399,700

Technology Portfolio                1998            $724,006
                                    1999          $1,715,631
                                    2000          $5,426,292

Quasar Portfolio                    1998            $549,330
                                    1999            $971,830
                                    2000          $1,610,910

AllianceBernstein Real Estate
  Investment Portfolio              1998             $72,111
                                    1999             $86,856
                                    2000            $106,542


         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for the period ending December 31, 2001 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Special Meeting held on October 17, 2000.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Fund, Inc., The Alliance Portfolios, Sanford C. Bernstein Fund, Inc. and The Hudson River Trust, all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market

Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

         In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of CB Richard Ellis, Inc. ("CBRE"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, CBRE provides to Alliance, at Alliances expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

         CBRE is a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractive of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

         Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999.

         The Agreement will continue in effect until December 31, 2001 and continue in effect thereafter so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

         In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio; and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         During the fiscal year ended December 31, 2000, the Money Market Portfolio, Premier Growth Portfolio, Growth and Income Portfolio, U.S. Government/High Grade Securities Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Technology Portfolio and Quasar Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $6,764, $430,519, $113,511, $5,408, $10,811, $59,449, $152, $255,553 and $ $186,
respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $3,366,320. Of the $4,248,671 paid by the Fund and the Adviser with respect to the Class B shares under the Agreement, $99,039 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $3,004,595 for compensation to broker- dealers and other financial intermediaries (including, $514,620 to the Fund's Principal Underwriter), $600,942 for compensation to sales personnel and $544,095 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

         Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

         An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

         The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         A. With respect to the Premier Growth Portfolio and the Real Estate Investment Portfolio, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter but excluding securities traded on The Nasdaq Stock Market, Inc., are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the New York Stock Exchange ("the Exchange") is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         B. With respect to the Growth & Income Portfolio, International Portfolio, AllianceBernstein Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Technology Portfolio and Quasar Portfolio the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         C. With respect to the U.S. Government/High Grade Securities Portfolio and the Total Return Portfolio, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer, unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Portfolio securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, and debt securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked prices obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         D. With respect to the High-Yield Portfolio, Global Bond Portfolio, North American Government Income Portfolio and Global Dollar Government Portfolio, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         E. The Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a net asset value per share of the Portfolio by using available market quotations or equivalents. The net asset value of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

         The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities

Exchange Act of 1934 and is designed to augment the Advisers own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the U.S. Government/High-Grade Securities Portfolio and the Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC (SCB), an affiliate of the Adviser and the Fund's distributor, for which SCB may receive a portion of the brokerage commission. With respect to orders placed with SCB for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                FISCAL           BROKERAGE
                                YEAR-END         COMMISSION
PORTFOLIO                       DECEMBER 31      PAID ($)

Growth                           1998             390,366
                                 1999             440,888
                                 2000             536,082

Growth,& Income                  1998             569,205
                                 1999             713,666
                                 2000           1,278,615

Global Bond                      1998                 -0-
                                 1999                 -0-
                                 2000                 -0-

Global Dollar Gov't              1998                 -0-
                                 1999                 -0-
                                 2000                 -0-

High-Yield                       1998                 -0-
                                 1999                 -0-
                                 2000                 -0-

International                    1998             331,720
                                 1999             313,885
                                 2000             217,504

Money Market                     1998                 -0-
                                 1999                 -0-
                                 2000                 -0-

North American Gov't
Income                           1998                 -0-
                                 1999                 -0-
                                 2000                 -0-

Premier Growth                   1998             669,538
                                 1999           1,235,365
                                 2000           1,974,594

Quasar                           1998             216,969
                                 1999             393,620
                                 2000             662,339

AllianceBernstein Real Estate    1998              37,237
                                 1999              39,280
                                 2000              34,871

Technology                       1998              77,542
                                 1999             172,733
                                 2000             436,814

Total Return                     1998              58,946
                                 1999              58,560
                                 2000             122,312

U.S. Gov't/High-Grade            1998                 -0-
                                 1999                 -0-
                                 2000                 -0-

AllianceBernstein Utility Income 1998              17,833
                                 1999              19,516

                                 2000              35,041

Worldwide Privatization          1998             203,374
                                 1999             147,273
                                 2000             184,152

Brokerage commissions paid to Sanford C. Bernstein & Co., LLC amounted to $29,006, $102,656 and $106,876 during the fiscal years ended December 31, 1998, December 31, 1999 and December 31,
2000, respectively.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the

12b-1 Plan(s) adopted in accordance with Rule 18-1 under the 1940
Act.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         Only the Money Market Portfolio, Premier Growth Portfolio, Growth and Income Portfolio, U.S. Government/High Grade Securities Portfolio, Global Bond Portfolio, Worldwide Privatization Portfolio, Technology, Quasar Portfolio and Growth Portfolio had outstanding Class B voting shares as of April 6, 2001. The outstanding Class B voting shares of such Portfolios of the Fund as of April 6, 2001 consisted of the following numbers of Class B common stock: Money Market Portfolio, 100,000,000; Premier Growth Portfolio, 13,909,917; Growth and Income Portfolio, 589,746; U.S. Government/High Grade Securities Portfolio, 371,101; Global Bond Portfolio, 544,222; Growth Portfolio, 3,020,098; Worldwide Privatization Portfolio, 40,199; Technology Portfolio, 7,842,161; and Quasar Portfolio, 113,480.

         To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding
Class B shares of the Fund's Portfolios as of April 6, 2001.

                                                    NUMBER OF    % OF
                                                    CLASS B      CLASS B
PORTFOLIO          NAME AND ADDRESS                 SHARES       SHARES

Money Market       American International Life      2,302,135      12%
                   Insurance Co. of NY
                   600 North King Street
                   Wilmington, DE  19801

                   AIG Life Insurance              16,815,510      88%
                   Company ("AIG")
                   One ALICO Plaza
                   600 N. King Street
                   Wilmington, DE  19801

Premier Growth     AIG Life Insurance Company       1,622,521      12%
                   Attn:  Ed Bacon
                   600 North King Street
                   Wilmington, DE 19801

                   Allmerica Financial Life         3,355,990      24%
                   Insurance and Annuity Company
                   440 Lincoln Street

                   Mailstop S-310
                   Worcester, MA  01653

                   Travelers Insurance Company      2,753,043      20%
                   Travelers Life and
                   Annuity Company
                   One Tower Square
                   Hartford, CT  06183

                   Keyport Life Insurance Company   1,820,426      13%
                   ("Keyport")
                   125 High Street
                   Boston, MA  02110

                   Northbrook Life                  1,214,253       9%
                   Insurance Company
                   300 N. Milwaukee Ave.
                   Vernon Hills, IL  60061


Growth and Income  The Lincoln National Life           46,550       8%
                   Insurance Company ("Lincoln")
                   1300 South Clinton
                   Fort Wayne, ID  46802

                   Keyport                            161,446      27%

                   AIG                                328,080      56%

U.S. Government/   American International              30,646       8%
High Grade         Life Insurance Company
                   of New York
                   Attn: Ed Bacon
                   600 North King Street
                   Wilmington, DE  19801

                   AIG Life Insurance Company         170,268      45%
                   Attn: Ed Bacon
                   600 North King Street
                   Wilmington, DE  19801

                   American Enterprise Life           140,455      37%
                   Insurance Company
                   1438 - AXP
                   Minneapolis, MN  55474

                   American Enterprise Life            37,335      10%
                   Insurance Corporation

                   IDS Tower 10
                   Minneapolis, MN  55440

Global Bond        Keyport Life Insurance             502,693      92%
                   Attn: James Joseph
                   125 High Street
                   Boston, MA  02110

                   Keyport Benefit Life                41,615       8%
                   Attn: James Joseph
                   125 High Street
                   Boston, MA  02110

Growth             AIG Life Insurance Company       1,701,167      56%
                   Attn: Ed Bacon
                   600 North King Street
                   Wilmington, DE  19801

                   Northbrook Life                    532,384      18%
                   Insurance Company
                   300 N. Milwaukee Ave.
                   Vernon Hills, IL  60061

                   Lincoln Life Variable Annuity      189,640       6%
                   1300 S. Clinton St.
                   Fort Wayne, IN  46802

                   Lincoln National                   291,859      10%
                   Separate Account C
                   1300 S. Clinton St.
                   Fort Wayne, IN  46802

                   Allmerica Financial Life           189,956       6%
                   Insurance and Annuity Company
                   Allmerica Financial Sep. Accts.
                   440 Lincoln Street
                   Mailstop S-310
                   Worcester, MA  01653

Worldwide          Keyport Life Insurance              29,458     100%
  Privatization    Attn: James Joseph
                   125 High Street
                   Boston, MA  02110

Technology         AIG Life Insurance Company       1,148,426      15%
                   Attn: Ed Bacon
                   600 North King Street
                   Wilmington, DE 19801

                   Keyport Life Insurance           1,426,950      18%
                   Attn: James Joseph
                   125 High St.
                   Boston, MA  02110

                   Lincoln Life Variable Annuity      762,209      10%
                   1300 S. Clinton St.
                   Fort Wayne, IN  46802

                   Lincoln National                 2,281,346      29%
                   Separate Account
                   1300 S. Clinton ST.
                   Fort Wayne, IN 46802

                   Allmerica Financial Life         1,080,102      14%
                   Insurance and Annuity Company
                   440 Lincoln Street
                   Mailstop S-310
                   Worcester, MA  01653

Quasar             GE Life and Annuity Assurance      113,480     100%
                   Company
                   6610 W. Broad St.
                   Richmond, VA  23230

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, serves as the Fund's
Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young, LLP, New York, New York, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term Shareholder Approval as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented; or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its yield, and total return. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.


         The Money Market Portfolio's yield on its Class B shares for the seven days ended December 31, 2000 was 5.45%. The U.S. Government/High Grade Securities Portfolio's yield on its Class B shares for the month ended December 31, 2000 was 4.76%. The Global Bond Portfolio's yield on its Class B shares for the month ended December 31, 2000 was 3.03%.

         The average annual total return for each Portfolio's
Class B shares for the period beginning January 1, 2000 through December 31, 2000 were as follows:

                                        One         SINCE
                                       Year      INCEPTION*

Premier Growth Portfolio             -16.78%        -4.03%
Growth and Income Portfolio           13.59%         9.59%
U.S. Government/High Grade
  Securities Portfolio                10.84%         6.87%
Global Bond Portfolio                  0.98%         2.15%
Growth Portfolio                     -17.75%         1.77%
Technology Portfolio                 -21.68%         8.95%
Money Market Portfolio                 5.65%         5.30%

* Inception Dates

      Money Market Portfolio           June 16, 1999
      Premier Growth Portfolio         July 14, 1999
      Growth and Income Portfolio      June 1, 1999
      U.S. Government/High
         Grade Securities Portfolio    June 2, 1999
      Global Bond Portfolio            July 15, 1999
      Growth Portfolio                 June 1, 1999
      Technology Portfolio             September 22, 1999

_________________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
_________________________________________________________________
         The financial statements and the report of Ernst & Young LLP of Alliance Variable Products Series Fund, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated December 31, 2000 and was filed on February 28, 2001. It is available without charge upon request by calling Alliance Fund Services, Inc. at
(800) 227-4618. The Fund's financial statements include the financial statement of each of the Fund's Portfolios.

                           APPENDIX A


         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
        BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES


         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B


            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contracts face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

                           APPENDIX C

                             OPTIONS


         Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectus under the heading Other Investment Policies and Techniques -- Options.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writers position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the- money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy- and-write transactions.

         A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

________________________________________________________________

            APPENDIX D:  ADDITIONAL INFORMATION ABOUT
     THE UNITED KINGDOM, JAPAN, CANADA, MEXICO AND ARGENTINA
________________________________________________________________

         The information in this section is based on material obtained by the Fund from various United Kingdom, Japanese, Canadian, Mexican and Argentine governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of the United Kingdom, Japan, Canada, Mexico or Argentina, their economies or the consequences of investing in United Kingdom or Japanese securities, or Canadian Government, Mexican Government or Argentine Government Securities.

_______________________________________________________________

         ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
_______________________________________________________________

         The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean.
Its population is approximately 59 million.

GOVERNMENT

         The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The future role and composition of the House of Lords is the subject of a December 1999 report of the Royal Commission on the Reform of the House of Lords, whose recommendations are to be considered by a joint committee of the House of Commons and the House of Lords. An initial step in the reform effort was taken in November 1999, when hereditary peers lost their right to sit and vote in the House of Lords. No further steps have been taken in this regard. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

         Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

         Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992.
By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party now holds 417 of the 659 seats in the House of Commons. The next general election is required by law to occur no later than May 2002.

ECONOMY

         The United Kingdom's economy is the fifth largest in the Organization for Economic Cooperation and Development, behind the United States, Japan, Germany and France. Its economy maintained an average annual growth rate of 3.6% in real growth domestic product ("GDP") terms from 1982 through 1988; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 2.6% in 1996, 3.5% in 1997, 2.6% in 1998 and 2.1% in 1999. In the first two quarters of 2000, the United Kingdom's real GDP growth rate was 3.0% and 3.2%, respectively, compared to the first and second quarters of 1999. The government has forecast a GDP growth rate of 2.75% to 3.25% for 2000 and 2.25% to 2.75% for 2001.

         Since the early 1990s, the United Kingdom's economy has had moderate inflation, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments). The inflation rate during 1999 was 2.3%. During November 2000, the inflation rate was 2.2%.

         The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 19.9% of GDP in 1999 compared with 36.5% in 1960. As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

         Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to an average of 6.2% in 1999.

         Foreign trade remains an important part of the United Kingdom's economy. In 1999, exports of goods and services represented 25.7% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. Machinery and transport equipment accounted for 46.0% of imports in 1999 compared to 20.4% in 1975 and for 47.5% of exports in 1999 compared to 42.3% in 1975. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 1999, the other members of the European Union accounted for 58.7% of all exports and 53.8% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 1999, the United Kingdom's largest trading partners with respect to exports and imports were the United States and Germany, respectively.

         Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which continued through 1999, with the exception of 1997, when the balance of payments moved into surplus.

         With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement (PSNCR), previously known as the public sector borrowing requirement ("PSBR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, show a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom has met the EMU's eligibility criteria, the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum is held after the next general election. Nonetheless, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for joining the EMU at a later date in the event it decides to do so. The issue of the United Kingdom's membership in the EMU has become very contentious and faces growing public opposition.

MONETARY AND BANKING SYSTEM

         The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

         The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that

United Kingdom insurers handle approximately 20% of the general insurance business placed in the international market. Financial services currently form approximately 20% of the country's GDP.

         The currency unit of the United Kingdom is the Pound Sterling. In June 1972, the Pound was allowed to float against other currencies. The general trend since then has been a depreciation against most major currencies, including the U.S. Dollar, Japanese Yen, German Deutsche Mark ("DM"), French Franc and the European Currency Unit ("ECU"). On October 8, 1990, Pound Sterling became part of the Exchange Rate Mechanism ("ERM") of the European Monetary System at a central rate of L1:DM2.95. Membership in the ERM requires that each currency remain within a certain fluctuation range against other currencies. If this range is not maintained, the currency must be revalued. Initially, the Pound remained competitive within the DM range of
2.80 to 2.98, but the pressures exerted by ERM membership made it increasingly difficult for the United Kingdom to allow the Pound to remain in the ERM. While the government continued to defend the relative value of the Pound by raising interest rates, it became clear that the Pound was not competitive against the Deutsche Mark. On September 16, 1992, the Pound's membership in the ERM was suspended. The value of the Pound continued to fall rapidly after the exit from the ERM, reaching a low of DM2.335 at the end of February 1993. It has since recovered against the Deutsche Mark and other currencies. In addition to the United Kingdom's former membership in the ERM, the growing importance of trade with the European Union has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate. From 1988 through 1993, the Pound declined at an average annual rate of approximately 15% against the U.S. Dollar and approximately 20% against the Deutsche Mark. Since 1993, the exchange rate between the Pound and the U.S. Dollar has remained fairly constant, while the exchange rate between the Pound and the Deutsche Mark has risen significantly, by over 35% between January 1996 and July 1997. In 1996, the average annual exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.59 and DM2.41, respectively. In 1997, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.64 and DM2.84, respectively. In 1998, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.66 and DM2.91, respectively. In 1999, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.62 and DM2.97, respectively. In the first seven months of 2000, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.56 and DM3.19, respectively.

         On January 1, 1999 eleven member countries of the European Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these eleven countries (e.g., the Deutsche Mark and the French Franc) will be subdivisions of the Euro. After January 1, 2002, it is anticipated that the national currencies will no longer be valid, except to exchange old banknotes. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

THE LONDON STOCK EXCHANGE

         The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. As of December 31, 2000, foreign equities constituted approximately 67% and United Kingdom equities constituted approximately 33% of the market value of all LSE listed and quoted equity securities. At the end of 1999, the LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest.

         The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 2000, 524 companies with an aggregate
market value of 14.9 billion Pounds were traded on AIM.   As of
December 31, 2000, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE. Another new market, known as techMARK, was launched by the LSE on November 4, 1999 for innovative technology companies. As of December 31, 2000, 246 companies with an aggregate market value of 581.6 billion Pounds were traded on techMARK.

         The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

         Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

         On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

         On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still faced numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading. In September 2000, just prior to a vote of shareholders and amid growing concerns about regulatory matters and national and cultural differences, opposition from retail traders and a hostile bid by a rival exchange, the planned merger was called off. It is unclear whether there will be efforts in the future to establish a pan-European equity market.

         On November 23, 1999 the LSE, together with the Bank of England and CREST (the paperless share settlement system through which trades executed on the LSE's markets can be settled), announced proposals for the United Kingdom's equity and corporate debt markets to move from T+5 to T+3 settlement starting in February 2001.

         Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 2000, the five largest industry sectors by turnover among domestic securities were telecommunications with 21.0%, banks with 10.9%, oil and gas with 8.1%, media/photography with 7.0% and pharmaceuticals with 7.0%. In 2000, the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 14.9% of the aggregate market value of listed and SEAQ

International quoted securities, Germany with 13.7%, The
Netherlands with 12.2%, the USA with 9.7% and Japan with 9.6%.

         Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 2000, 472.7 billion domestic shares and 1,038.5 billion foreign shares were traded as compared with 155.4 billion and
34.8 billion, respectively in 1991. At the end of 2000, the market value of listed domestic companies and foreign companies increased to 1,895.5 billion Pounds and 3,519.7 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

         Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6663.8 on May 4, 1999. On December 31, 1999, the FT-SE 100 closed at 6930.2 and on December 29, 2000, the FT-SE 100 closed at 6222.5.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

         The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through
the Treasury.   A system of self regulating organizations
("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

         On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan is to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan calls for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on
June 1, 1998.   The Financial Services and Markets Act,
legislation implementing the proposed consolidation of the SROs into the FSA, which is more complex and more controversial, was introduced in the House of Commons on June 17, 1999 and was enacted on June 14, 2000. On July 18, 2000, the Economic Secretary announced that the Act would be fully implemented in about a year's time. Among other things, new FSA rules and systems, secondary legislation and industry preparations will be required.

         The European Union's Investment Services Directive ("ISD") will, with the various banking directives, provide the framework for a single market in financial services in Europe. Authorized firms will be able to operate on the basis of one authorization throughout Europe. Member states were given until January 1, 1996 to implement the ISD. As of September 2000, all member states, including the United Kingdom, had implemented the ISD, with the exception of Luxembourg.

         Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

         The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

________________________________________________________________

               ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 House of Representatives election. Although the LDP was 12 seats short of winning a majority in that election, it was able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993. Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. Subsequent to the 1996 elections, the LDP established and has continued to maintain a majority in the House of Representatives as individual members have joined the ruling party. By 1998, however, the popularity of the LDP had declined, due to dissatisfaction with Mr. Hashimoto's leadership, and in the July 12, 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, on July 13, 1998, Mr. Hashimoto announced his resignation as Prime Minister and was replaced by Keizo Obuchi on July 24, 1998. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the Diet, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. A new three-party coalition government was formed on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the Diet. The coalition now holds 272 of 480 seats in the House of Representatives and 141 of 252 seats in the House of Councillors. The opposition is dominated by the new Minshuto (Democratic Party of Japan), which was established in April 1998 by various opposition groups and parties. On April 5, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi on April 2, 2000, the Parliament elected Yoshiro Mori to replace Mr. Obuchi as Prime Minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. Thereafter, confidence in the leadership of both the LDP and Mr. Mori declined further. Although Mr. Mori survived a motion of no confidence submitted by the Parliament in November 2000, the margin was narrow. Shortly thereafter, Mr. Mori replaced his cabinet in preparation for the reorganization of government ministries and agencies, which became effective January 2001.
The next general election (House of Councillors) is required by law to occur no later than July 2001.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 5.2%, respectively. In 1997 and 1998, Japan's real GDP growth rate fell to 1.6% and -2.5%, respectively. In 1999 real GDP growth rate was 0.3%. In the first three quarters of 2000, real GDP growth rate was 0.7%, 0.8% and 1.4%, respectively, compared to the first three quarters of 1999. Inflation has remained low, 0.1% in 1996, 1.7% in 1997, 0.7% in 1998, -0.3% in 1999 and -0.7% in 2000
(estimated). Although private consumer demand showed a modest increase in the first quarter of 1999, after slowing down for several years due to uncertainty about the economy and higher consumer taxes that went into effect in April 1997, consumer demand dropped again in the third quarter of 1999. Consumer demand showed modest signs of improvement in the first half of 2000, but became stagnant in the third quarter. Unemployment is at its highest level since the end of World War II, rising to 4.7% in October 2000, and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. During 1998, the overall trade surplus increased approximately 20% from 1997. Exports decreased to a total of $374.0 billion, down 8.6% from 1997, and imports decreased to $251.7 billion, down 18.2% from 1997. During 1999, the overall trade surplus was almost unchanged from 1998, with exports showing an increase of 7.9% and imports showing an increase of 11.1%. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws made $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors'' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. Since then, four additional banks have been nationalized. It is unclear whether these laws will achieve their intended effect. While the risk of collapse among Japan's largest banks has diminished as a result of the infusion of public funds, concerns remain about the asset quality and core profitability of the major banks and there remains a high level of bad debt throughout Japan's banks (estimated at $188 billion at the largest banks as of March
2000). In this regard, the government established the Resolution and Collection Bank to purchase bad loans from insolvent and solvent banks and also has established a legal framework for the securitization of bad loans. The government also announced a delay from April 2001 to April 2002 in the implementation of a plan announced in 1996 to scale back the amount of deposit insurance available to depositors from its current unlimited amount to $97,700 per depositor. The delay is designed to give smaller institutions more time to get back on their feet before the protection of unlimited deposit insurance is removed. In addition to bad domestic loans, Japanese banks also had significant exposure to the recent financial turmoil in other Asian markets. Furthermore, the Japanese banking system continues to be buffeted by factors beyond its control, including a new wave of bankruptcies and falling stock prices. Falling stock prices are expected to become an even greater factor in April 2001, when new mark-to-market accounting regulations go into effect. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, allowing banks to sell mutual funds and to issue bonds, the elimination of restrictions on the range of activities permitted for securities subsidiaries and trust banking subsidiaries and the elimination of fixed brokerage commissions on all stock trades. The remaining reform measures, which include the entry of banks and trust banks into the insurance business through subsidiaries, are expected to be implemented by March 2001. While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

         In the mid 1990s, a growing budget deficit and the threat of a budget crisis resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan called for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. In November 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which included tax cuts and public spending. Thereafter, in April 1998, Japan announced its then largest ever package of public spending and tax cuts. In November 1999, Japan announced its ninth major economic stimulus plan of the 1990s, calling for $171.4 billion in public spending.

Another fiscal stimulus package was announced in October 2000, calling for an additional $101.8 billion in public spending.
None of these spending programs have been successful thus far in stimulating Japan's economy. Furthermore, they have further undermined Japan's fiscal condition, as evidenced by the government's balance sheet made public by the Ministry of Finance on October 10, 2000 (the first time a balance sheet has been made public). If all of Japan's future pension liabilities are taken into account, the balance sheet reflects a total public debt of $7.3 trillion.

         After becoming Prime Minister in July 1998 Mr. Obuchi established several advisory bodies to devise a plan to improve Japan's economy. One of these, the Economic Strategy Council, which was comprised mostly of private experts, issued a report in February 1999 that contained 234 recommendations. Less than 40 of these recommendations, those least likely to produce fundamental changes, were accepted by Japan's various government ministries. Subsequently, Mr. Obuchi formed another advisory group, the Competitiveness Commission, which resulted in the passage of the "industrial revitalization law," which became effective in October 1999. The objective of this law is to encourage new enterprises and technologies and to write off excess capacity in the industrial sector.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. After its peak of April 19, 1995, the Yen generally decreased in value against the U.S. Dollar YD until mid-1998, when the Japanese Yen began to appreciate again against the U.S. Dollar, reaching a 43-month high against the U.S. Dollar in September 1999. This precipitated a series of interventions in the currency market by the Bank of Japan that have slowed the appreciation of the Japanese Yen against the U.S. Dollar. The average Yen-Dollar exchange rates in 1996, 1997, 1998, 1999 and 2000 were 108.8,
121.0, 130.99, 113.73 and 107.8, respectively.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.8% of the share trading volume and for about 99.9% of the overall trading value of all shares traded on Japanese stock exchanges during 1999. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 2000 (November). Trading volume and the value of foreign stocks are not included.


            ALL EXCHANGES         TOKYO                     OSAKA                  NAGOYA
         VOLUME    VALUE        VOLUME   VALUE          VOLUME   VALUE        VOLUME     VALUE


2000*    180,421   272,302      159,798  232,785        16,157   32,830       4,377       6,674

1999     175,445   210,236      155,163  185,541        14,972   22,105       4,934       2,371

1998     139,757   124,102      123,198   97,392        12,836   20,532       3,367       5,986

1997     130,657   151,445      107,566  108,500        15,407   27,024       6,098      12,758

1996     126,496   136,170      101,170  101,893        20,783   27,280       4,104       5,391

1995     120,149   115,840       92,034   83,564        21,094   24,719       5,060       5,462

1994     105,937   114,622       84,514   87,356        14,904   19,349       4,720       5,780

1993     101,173   106,123       86,935   86,889        10,440   14,635       2,780       3,459

1992      82,563    80,456       66,408   60,110        12,069   15,575       3,300       3,876

1991     107,844   134,160       93,606  110,897        10,998   18,723       2,479       3,586

1990     145,837   231,837      123,099  186,667        17,187   35,813       4,323       7,301

1989     256,296   386,395      222,599  332,617        25,096   41,679       7,263      10,395



* Through November.



Source:  The Tokyo Stock Exchange Fact Books (1994-1999); monthly data sheets (2000).


THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. During the first eleven months of 2000, the TSE accounted for 98.8% of the market value and 88.6% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 42 (out of 2,028 total companies listed on the TSE) non-Japanese companies at the end of November 2000. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second
Section is for smaller companies and newly listed issuers.

         The TSE has recently undertaken several new initiatives. In November 1999, for example, the TSE established MOTHERS (Market for the High-Growth and Emerging Stocks), a new market designed to foster the growth of emerging companies. In addition, on October 17, 2000, the TSE announced plans to form an alliance with the Chicago Mercantile Exchange, the TSE's most concrete global alliance to date. Although the TSE has entered into agreements with other exchanges, they are for the most part limited to information sharing arrangements.

         SECTOR ANALYSIS OF THE FIRST SECTION. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of November 2000, the three largest industry sectors, based on market value, listed on the first section of the TSE were electric appliances, with 147 companies representing 18.82% of all domestic stocks so listed; communications, with 6 companies representing 10.44% of all domestic stocks listed on the TSE; and banking with 92 companies representing 9.81% of all domestic stocks so listed.

         MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394,297 million Yen and aggregate year-end market value decreased to 275,181 billion Yen. In 1999, the average daily trading value was 757,313 million Yen and aggregate year-end market value in 1999 was 456,840 billion Yen.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On December 29, 2000 the TOPIX closed at 1283.67, down approximately 25% from the end of 1999.

JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

         Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open bank accounts abroad and companies are now permitted to trade foreign currencies without prior government approval. Additionally, the foreign exchange bank system, which required that all foreign exchange transactions be conducted through specially designated institutions, has been eliminated.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association

(the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

         Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

_______________________________________________________________

              ADDITIONAL INFORMATION ABOUT CANADA,
     THE UNITED MEXICAN STATES AND THE REPUBLIC OF ARGENTINA
_______________________________________________________________

         The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Argentine governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Argentina, their economies, or the consequences of investing in Mexican Government Securities, Canadian Government Securities or Argentine Government Securities.

____________________________________________________________

               ADDITIONAL INFORMATION ABOUT CANADA
____________________________________________________________

Territory and Population

         Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 30 million.

Government

         Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

         Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

         Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats.

         Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

         The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. It is unclear whether Mr. Bouchard will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it.

Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement was dealt a setback in January 2001, when Mr. Bouchard announced his resignation from the PQ.

Monetary and Banking System

         The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

         Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, an agreement was signed by the leaders of 34 governments across the Americas (including Canada) to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). Another Summit of the Americas is scheduled to take place in April 2001.

         The trade sector is an important factor in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. Following two years of a shrinking trade surplus as imports grew more rapidly than exports, the trade surplus grew in 1999 and 2000.

Economic Information Regarding Canada

         Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

         RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. On September 23, 1999, the government announced a C$2.9 billion budget surplus for the 1998-99 fiscal year; and on September 20, 2000, the government announced a C$12.3 billion budget surplus for the 1999-00 fiscal year, the first time in 50 years that the government has recorded a surplus for three straight years. In 1999, the government forecast a cumulative budget surplus of C$95.5 billion over the subsequent five years, including a cumulative C$30 billion in the contingency reserve.

         In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. Currently, only one province, British Columbia, has reported a significant budget deficit for fiscal year 1999-2000.

         Canada's real GDP growth rate slipped to 2.6% in 1995 and 1.2% in 1996 from 4.7% in 1994. In 1997 and 1998, real GDP grew 4.4% and 3.3%, respectively. That growth was sustained in 1999, when Canada's real GDP grew at an annual rate of 4.5%, and in 2000, when Canada's real GDP grew at an estimated annual rate of 4.9%. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.

         During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 1998, 1999 and 2000, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .674, .673 and .673, respectively. On February 1, 2001, the Canadian Dollar was .669 against the U.S. Dollar. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on August 27, 1998, when it was raised one full percentage point from 5% to 6%. The Bank Rate was subsequently lowered to 5.75% on September 29, 1998, to 5.5% on October 16, 1998, to 5.25% on November 18, 1998, to 5.00% on
March 31, 1999 and to 4.75% on May 4, 1999. With the economy picking up speed in the second half of 1999, the Bank of Canada shifted its monetary policy to a tighter stance, raising the Bank Rate on November 17, 1999 to 5.00%, on February 3, 2000, to 5.25%, on March 22, 2000, to 5.50% and on May 17, 2000, to 6.00%.
Citing the anticipated impact of a slowing U.S. economy on Canada, the Bank of Canada lowered the Bank Rate to 5.75% on January 23, 2001.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the

United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

         The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                         BUYING RATE IN
                                         U.S. DOLLARS

         1989                                  0.84
         1990                                  0.86
         1991                                  0.87
         1992                                  0.83
         1993                                  0.78
         1994                                  0.73
         1995                                  0.73
         1996                                  0.73
         1997                                  0.72
         1998                                  0.67
         1999                                  0.67
         2000                                  0.67

Source:  Federal Reserve Statistical Releases.


         INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The government announced on February 24, 1998 that the 1991 targets would be extended to the end of 2001. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1989 through 2000:

                                    NATIONAL CONSUMER
                                       PRICE INDEX

      1989 . . . . . . . . . . . . . . .  5.0
         1990 . . . . . . . . . . . . . . .  4.8
         1991 . . . . . . . . . . . . . . .  5.6
         1992 . . . . . . . . . . . . . . .  1.5
         1993 . . . . . . . . . . . . . . .  1.8
         1994 . . . . . . . . . . . . . . .  0.2
         1995 . . . . . . . . . . . . . . .  2.2
         1996 . . . . . . . . . . . . . . .  1.6
         1997 . . . . . . . . . . . . . . .  1.6
         1998 . . . . . . . . . . . . . . .  0.9
         1999 . . . . . . . . . . . . . . .  1.7
         2000 . . . . . . . . . . . . . . .  2.7

Source:   STATISTICS CANADA; BANK OF CANADA REVIEW Autumn 2000.


         CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1989 through 1999 and annualized GDP for the first quarter of 2000, at current and constant prices:

                             GROSS DOMESTIC   CHANGE FROM
             GROSS DOMESTIC  PRODUCT AT       PRIOR YEAR AT
             PRODUCT         CONSTANT 1992    CONSTANT PRICES
                             PRICES
             (millions of Canadian Dollars)        (%)

1989            656,190         703,577            2.5
1990            678,135         705,464           (0.3)
1991            683,239         692,247           (1.9)
1992            698,544         698,544            0.9
1993            724,960         714,583            2.3
1994            767,506         748,350            4.7
1995            806,778         767,913            2.6
1996            828,997         777,167            1.2
1997            866,252         806,737            4.4
1998            888,390         830,828            3.3
1999            957,911         880,254            4.5
2000
    1st Quarter   N/A             N/A             4.9
    2nd Quarter   N/A             N/A             4.9


Source:  BANK OF CANADA REVIEW Winter 1998-1999, Summer 2000:
STATISTICS CANADA.

         YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS.
The following table sets forth the yields on 3-month and 6-month

Government of Canada Treasury bills and 5-year and 10-year Canada
Benchmark Bonds from January 1996 through January 2001.

                   TREASURY BILLS          BENCHMARK BONDS
1996            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           5.12       5.20         6.33       7.01
February          5.21       5.38         6.87       7.53
March             5.02       5.25         7.02       7.64
April             4.78       4.97         7.09       7.76
May               4.68       4.88         7.01       7.72
June              4.70       4.94         7.05       7.77
July              4.39       4.75         6.96       7.62
August            4.02       4.32         6.60       7.34
September         3.86       4.13         6.28       7.16
October           3.17       3.33         5.59       6.47
November          2.73       2.89         5.10       6.05
December          2.85       3.24         5.44       6.37

                   TREASURY BILLS          BENCHMARK BONDS
1997            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           2.87       3.21         5.67       6.65
February          2.91       3.17         5.44       6.38
March             3.14       3.45         5.75       6.59
April             3.14       3.55         5.92       6.68
May               2.99       3.39         5.86       6.65
June              2.86       3.19         5.32       6.14
July              3.29       3.62         5.18       5.80
August            3.11       3.68         5.36       6.06
September         2.86       3.49         5.17       5.70
October           3.59       3.82         4.99       5.49
November          3.67       4.11         5.17       5.56
December          3.99       4.56         5.34       5.61

                   TREASURY BILLS          BENCHMARK BONDS
1998            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           4.10       4.42         5.09       5.41
February          4.57       4.84         5.26       5.47
March             4.59       4.70         5.11       5.34
April             4.85       4.97         5.32       5.49
May               4.75       4.97         5.21       5.34
June              4.87       5.04         5.28       5.35
July              4.94       5.13         5.42       5.47
August            4.91       5.25         5.62       5.67
September         4.91       5.03         4.78       4.95
October           4.74       4.79         4.69       5.00
November          4.82       4.93         5.03       5.18
December          4.70       4.76         4.76       4.89

                   TREASURY BILLS          BENCHMARK BONDS
1999            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           4.66       4.77         4.76       4.89
February          4.84       4.93         5.22       5.26
March             4.75       4.86         4.95       5.05
April             4.60       4.67         4.98       5.14
May               4.42       4.60         5.34       5.42
June              4.62       4.88         5.35       5.46
July              4.64       4.81         5.53       5.62
August            4.83       5.08         5.51       5.55
September         4.69       4.87         5.67       5.77
October           4.85       5.20         6.20       6.26
November          4.82       5.10         5.98       6.02
December          4.93       5.29         6.11       6.18

                TREASURY BILLS          BENCHMARK BONDS
2000            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           5.08       5.39         6.38       6.44
February          5.05       5.42         6.29       6.19
March             5.28       5.56         6.13       6.03
April             5.45       5.74         6.17       6.10
May               5.75       6.01         6.17       6.00
June              5.55       5.84         6.04       5.93
July              5.63       5.82         6.00       5.86
August            5.62       5.77         5.92       5.77
September         5.56       5.72         5.76       5.75
October           5.62       5.74         5.75       5.72
November          5.74       5.88         5.59       5.54
December          5.56       5.58         5.30       5.35



                   TREASURY BILLS          BENCHMARK BONDS
2001            3 MONTHS   6 MONTHS      5 YEARS   10 YEARS

January           5.14       5.05         5.14       5.39


Source:  BANK OF CANADA.

_________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
_________________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 99.6 million in mid-2000, as reported by the Consejo Nacional de Poblacion (Conapo).

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.6% in the late 1990s.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the

President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 175 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

POLITICS

         Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened in recent years. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

         On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The Alianza por el Cambio, which comprises the PAN and a smaller party, now has 223 seats in the 500-member Chamber of Deputies and 51 seats in the 128-member Senate; the PRI now has 209 seats in the Chamber of Deputies and 60 seats in the Senate; and the Alianza por Mexico, which comprises the PRD and four smaller parties, now has 68 seats in the Chamber of

Deputies and 17 seats in the Senate. The next general elections are scheduled to occur in July 2003 (congressional).

         The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

         At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Following the defeat of the PRI in both the July 2000 presidential elections and the August 2000 gubernatorial elections in Chiapas, there has been renewed hope that the negotiations can be resumed. President Vicente Fox has indicated that the resumption of negotiations will be a top priority. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would amend the constitution to provide indigenous people more autonomy in their government. Although this is viewed by the insurgents as a positive first step toward the resumption of negotiations, it is too early to predict whether negotiations will resume and, if they do, whether they will be successful.

         In addition to the civil unrest in Chiapas, other developments have contributed to disillusionment among the electorate with the institutions of government. These events include the 1994 assassinations of Luis Donaldo Colosio and Jose Francisco Ruiz Massieu, both high-ranking PRI officials. Links between Mexico's drug cartels and high government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         Shortly after President Fox's electoral victory on July 2, 2000, he announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox is planning other initiatives to reform the government's law enforcement and judicial functions.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

         Since Mexico's commercial banks were privatized in the early 1990s, the banking industry has experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs have included subsidies to certain debtors and taking over bad debts.

At the end of 1999, the liabilities absorbed by the government under Fobaproa, the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. Nonetheless, the government has had to intervene and take control of a number of institutions for eventual sale, most recently in November 1999, when the government took control of BanCrecer, Mexico's fifth largest bank, at an estimated cost of $10 billion. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government has also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks. Additionally, deposit insurance will gradually be reduced beginning in 2005. By the beginning of 2000 only one of the 18 banks privatized in the early 1990s remained in the hands of its original owners, and eight banks were still under the supervision of the National Banking and Securities Commission. The government has begun the process of selling off these institutions, most notably Banca Serfin in 2000.

Trade

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area.
Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. Negotiations to reach free-trade agreements with the group formed by Guatemala, Honduras and El Salvador are continuing. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico and the European Union signed an agreement in March 2000 that will end all tariffs on their bilateral trade in industrial goods by 2007. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with Japan and other Pacific Rim countries. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.
In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992.
From October 1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

         Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The Mexican Peso/U.S. Dollar exchange rate fell to a low for the year of 8.14 Mexican Pesos to the U.S. Dollar on November 13, 1995.

         In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. government and the Canadian government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in Mexican Pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 26, 1996, the government announced the establishment of another accord among the government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors and (iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On December 31, 1997, the ACE expired. On February 24, 1998, the government and representatives of the labor, agriculture and business sectors signed the Acuerdo de Cooperacion y Consulta (Cooperation and Consultation Accord or "ACC"). In the ACC, the government and the three economic sectors agreed to increase productivity and competitiveness to prepare Mexico for the globalization of the world economy. The accord is based on the following commitments: (i) a pledge by the government and the three economic sectors to periodically examine the development of the Mexican economy and to create subcommissions or working groups to analyze specific economic problems; (ii) to allow the unimpeded negotiation of collective bargaining agreements and to foster a cooperative environment to achieve productivity and competitiveness goals, as well as the equitable distribution of any resulting benefits; (iii) to set as a priority workforce education and job training to increase productivity and to facilitate worker transition to changing production technology; and (iv) to catalyze capital investment, infrastructure development and labor retraining in rural areas, in order to increase productivity, competitiveness and the standards of living in such areas.

         On June 3, 1997, the government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year; (ii) generate more than one million jobs per year; (iii) increase real wages and salaries; (iv) strengthen the capacity of the government to respond to social needs; and
(v) avoid economic crises of the types suffered by Mexico during the past 20 years.

         The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. In 1998, Mexico registered a $7.9 billion deficit in its trade balance and in 1999, Mexico registered a $5.4 billion deficit in its trade balance. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.448 billion, respectively, as compared with a deficit of $1.576 billion in 1995. In 1998 and 1999, Mexico's current account balance registered a deficit of $15.723 billion and $14.013 billion, respectively. During the first three quarters of 2000, the current account balance registered deficits of $4.3 billion, $3.7 billion and $4.0 billion, respectively, compared to deficits of $3.3 billion, $3.0 billion and $3.4 billion for the same periods in 1999.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 2000, Mexico's international reserves amounted to $33.6 billion, as compared to $30.7 billion at December 31, 1999, $30.1 billion on December 31, 1998, $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995 and $6.1 billion at December 31, 1994.

         During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.2% for 1996, 6.8% for 1997, 4.8% for 1998, 3.7% for 1999 and an estimated 6.9%
for 2000. Although the Mexican economy has stabilized since 1994, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1989 to 2000:

                    FREE MARKET RATE   CONTROLLED RATE

                    END OF             END OF
                    PERIOD    AVERAGE  PERIOD        AVERAGE


1989. . . . . . .   2.681     2.483    2.637         2.453
1990. . . . . . .   2.943     2.838    2.939         2.807
1991. . . . . . .   3.075     3.016    3.065*        3.007*
1992. . . . . . .   3.119     3.094      --            --
1993. . . . . . .   3.192     3.155      --            --
1994. . . . . . .   5.325     3.375      --            --
1995. . . . . . .   7.643     6.419      --            --
1996. . . . . . .   7.851     7.599      --            --
1997. . . . . . .   8.083     7.918      --            --
1998. . . . . . .   9.865     9.136      --            --
1999                9.514     9.556      --            --
2000. . . . . . .   9.572     9.456

* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% in 1987 to 7.1% in 1994.

         Over the medium term, the government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the government's response to that event and related developments caused a significant increase in inflation, as well a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation during 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. In 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% in 1999.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1989 through 2000:

                                            CHANGES IN
                                            NATIONAL CONSUMER
                                            PRICE INDEX,
                                            INCREASE OVER
                                            PREVIOUS PERIOD

         1989.............................     19.7
         1990.............................     29.9
         1991.............................     18.8
         1992.............................     11.9
         1993.............................      8.0
         1994.............................      7.1
         1995.............................     52.0
         1996.............................     27.7
         1997.............................     15.7
         1998.............................     18.6
         1999.............................     12.3
         2000.............................      9.0


Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1991 through 1999 and for the first three quarters of 2000 at current and constant prices:

                       GROSS       GROSS              CHANGE
                       DOMESTIC    DOMESTIC           FROM PRIOR
                       PRODUCT     PRODUCT AT         YEAR AT
                       AT CURRENT  CONSTANT           CONSTANT
                       PRICES      1993 PRICES(1)     PRICES

                       (millions of Mexican Pesos)    (percent)

         1991. . . .     949,148      1,189,017           4.2
         1992. . . .   1,125,334      1,232,162           3.6
         1993. . . .   1,256,196      1,256,196           2.0
         1994. . . .   1,423,364      1,312,200           4.5
         1995. . . .   1,840,431      1,230,608          (6.2)
         1996. . . .   2,508,147      1,293,859           5.2
         1997. . . .   3,178,953      1,381,352           6.8
         1998. . . .   3,791,191      1,447,945           4.8
         1999. . . .   4,622,789(2)   1,501,008(2)        3.7
         2000. . . .   N/A            N/A                 6.9(2)


(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.
(2)  Preliminary.

Source:  Mexico's National Statistics, Geography and Informatics
Institute (INEGI).

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below:

                   AVERAGE CETES AND INTEREST RATES

                      28-DAY  91-DAY
                      CETES   CETES  CPP     TIIP       TIIE

1990:
         Jan.-June    41.2    40.7   43.2%   _____      _____
         July-Dec.    28.3    29.4   31.0    _____      _____
1991:
         Jan.-June    21.2    21.7   24.3    _____      _____
         July-Dec.    17.3    18.0   20.8    _____      _____
1992:
         Jan.-June    13.8    13.8   16.9    _____      _____
         July-Dec.    17.4    18.0   20.7    _____      _____
1993:
         Jan.-June    16.4    17.3   20.9    20.4(1)    _____
         July-Dec.    13.5    13.6   16.2    16.1       _____

1994:
         Jan.-June    13.0    13.5   14.2    15.3       _____
         July-Dec.    15.2    15.7   16.8    20.4       _____
1995:
         Jan.-June    55.0    54.3   49.6    63.6       71.2(2)
         July-Dec.    41.9    42.2   40.7    44.5       44.5
1996:
         Jan.-June    35.4    37.2   34.5    37.3       37.2
         July-Dec.    27.4    28.6   26.9    30.2       30.1
1997:
         Jan.-June    20.8    22.2   20.8    23.2       23.2
         July-Dec.    18.8    20.3   17.4    20.5       20.6
1998:
         Jan.-June    18.8    19.9   17.2    20.6       20.7
         July-Dec.    30.7    32.5   24.9    32.9       33.1

1999:
         Jan.-June    24.3    24.7   22.3    27.2       27.3
         July-Dec.    18.5    19.9   17.2    20.8       20.8

2000:
         Jan.-June    14.8    15.6   13.8    16.8       16.8


(1) February-June average.
(2) Average for the last two weeks of March.

Source: Banco de Mexico.

________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
________________________________________________________________

Territory and Population

         The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately
32.6 million. Official projections have estimated that Argentina's population reached 37 million in 2000.

         The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban.

Government

         The Argentine federal constitution (the "Constitution"), first adopted in 1853, provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of
two consecutive four-year terms.    The President directs the
general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote. Presidential elections were last held on October 24, 1999.

         The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats, which are allocated according to each province's population. Deputies are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

         The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). Pursuant to amendments to the Constitution adopted in 1994, the President must select lower federal court judges from a list of nominees selected by an independent body comprised of lawyers and academics. In 1998 and 1999, steps were taken to implement this system, which was designed to minimize political influence in the selection and dismissal of judges.

         Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

         The three largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890, and the Frente del Pais Solidario or Front for a Country in Solidarity ("Frepaso"), founded in 1994 by former members of the PJ and a small socialist party. In 1997, members of the UCR and the Frepaso formed a coalition called Alianza ("Alliance"), which has a platform focused on remedying social problems. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for the PJ, the UCR and the Alliance is broadly based, with the Frepaso receiving most of its support from the federal district of Buenos Aires. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 24, 1999 Congressional elections, the Alliance held 125 seats in the Chamber of Deputies and the PJ held 101 seats. The next elections (Congressional) are required by law to be held no later than October 2001.

         Since 1983, which was the last year of military rule, Argentina has had three successive elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The next president, Carlos Menem, a member of the PJ, won two successive elections in May 1989 and May 1995. In October 1999, Fernando de la Rua, representing the Alliance, was elected President. President de la Rua took office on December 10, 1999.

         Former President Menem was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, Mr. Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. Mr. Menem won reelection in May 1995, but his popularity declined as the government faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. The Alliance has not given any indication that it will seek an alternative economic model. Rather, President de la Rua's campaign emphasized the themes of maintaining stability, improving social conditions and reducing the economy's vulnerability to external shocks. President de la Rua has had a reputation for honesty and accountability, which contributed to his electoral success in

1999. However, since allegations erupted in mid-2000 about officials in his administration engaging in bribery with members of the legislature in connection with his labor reform initiatives, there has been growing concern about President de la Rua's ability to successfully pursue the measures necessary to
maintain economic stability in Argentina.   President de la Rua
has failed to distance himself from his officials involved in the scandal, resulting in the surprise resignation of Argentina's vice-president in October 2000.

         Argentina has diplomatic relations with 139 countries. It is a charter member of the United Nations and currently serves as a member of its Security Council. Argentina is a founding member of the Organization of American States and is also a member of the International Monetary Fund ("IMF") and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT). In October 1997, the United States designated Argentina as a non-NATO ally.

Monetary and Banking System

         The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Argentine Peso. Under the government's medium-term program with the IMF, the government has agreed to maintain the present fixed exchange rate
of one Argentine Peso per U.S. Dollar.   Due to the ease of
convertibility between the Argentine Peso and the U.S. Dollar as a result of the government's exchange rate policies, changes in U.S. interest rates constitute a significant factor in determining Argentine Peso-U.S. Dollar capital flows.

Economic Information Regarding Argentina

         The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth. Although the GDP declined by 2.8% in 1995, it increased during the following three years: 5.5% in 1996, 8.1% in 1997 and 3.9% in 1998. In 1999 the GDP contracted by 3.1%, but GDP grew by an estimated 0.8% in 2000. The recent slowdown of economic activity has been attributed to external economic conditions, including problems in Brazil, Argentina's main trading partner, as well as political uncertainties.

         DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

         In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

         On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

         In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. As a result, foreign banks have made significant investments in Argentina's financial sector. As of March 1999, eight of the ten largest private sector banks were either foreign-owned or foreign-controlled. The process of deregulation and liberalization is continuing through the privatization process, the reform of the social security system, regional integration and further labor law reforms.

         In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina, attracting interested investors from Asia, Europe, North America and Latin America.

The government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. On August 1, 1997, the postal service was privatized and on January 23, 1998, the government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

         On January 20, 1999, the government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited
to participate.    The only bidder was the Spanish company
Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale were to be channeled to the Provincial Development Trust Fund. The government sold an additional 5.3% stake in YPF to Repsol on June 24, 1999 for $842 million. The government will retain one "golden share" granting it veto power over any strategic decisions.

         On February 2, 1999, the government sold the first tranche of 25% in Banco Hipotecario National, the national
mortgage bank, which raised $307.5 million.    The proceeds were
to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance will be used to capitalize the Regional Infrastructure Fund. The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions.
Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina must maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and is obliged to sell dollars to any person who so requires at a rate of one peso to one dollar.

From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range of exchange rates is not necessarily indicative of future rates. Future rates of exchange cannot be predicted.

         The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated:

                                            FREE RATE

         1990 . . . . . . . . . . . .        .5590
         1991 . . . . . . . . . . . .        .9990
         1992 . . . . . . . . . . . .        .9990
         1993 . . . . . . . . . . . .        .9990
         1994 . . . . . . . . . . . .       1.0
         1995 . . . . . . . . . . . .       1.0
         1996 . . . . . . . . . . . .       1.0
         1997 . . . . . . . . . . . .       1.0
         1998 . . . . . . . . . . . .       1.0
         1999 . . . . . . . . . . . .       1.0
         2000 . . . . . . . . . . . .       1.0

Source:  Banco Central de la Republica Argentina.

         WAGES AND PRICES. Prior to the adoption of the economic plan announced by former Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

         During the 1980s and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

         The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1,000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

         The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. Between December 1989 and December 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

         The Argentine government's current stabilization program is built around the plan announced by Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the

Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that are intended to address underlying structural problems that had distorted fiscal and monetary policy.

         The Convertibility Plan is centered on the two following fundamental principles:

         (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

         (2) the prohibition of financing of fiscal deficits through Central Bank lending and fiscal control to contain expenditures and foster tax revenues.

         The IMF has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately $2.4 billion to a total of approximately $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately $2.8 billion to support the government's medium-term economic reform program for 1998-2000. Among other targets, the agreement required that Argentina not exceed a public fiscal deficit of $3.85 billion for 1998.

         Three times during 1999, due to falling tax revenues and political considerations that made spending cuts difficult, Argentine authorities renegotiated their 1999 fiscal deficit targets with the IMF. The fiscal deficit targets were raised to $5.1 billion pursuant to the most recent agreement with the IMF. Argentina also renewed its commitment to the structural reform programs already a part of its agreement with the IMF. These include the "fiscal convertibility" law to legally establish a declining trend for the fiscal deficit, reform of the revenue-sharing mechanism with the provinces, reform of the Central Bank Charter and the legal framework of Argentina's financial institutions, privatization of Argentina's largest bank, which Congress explicitly prohibited in a law passed in May 1999, and social security and labor reforms. Nonetheless, Argentina's 1999 fiscal deficit was $7.1 billion, excluding privatization proceeds.

         In October 1999 Argentina became the first country to take part in a new World Bank program designed to relieve financial pressure in countries that meet economic and social reform targets. Under the new program, Argentina was able to sell $1.5 billion in bonds backed by a "policy-based guarantee" of the World Bank. The bonds were rated investment grade by Standard & Poor's, which cited the World Bank's backing and Argentina's "unblemished record" in servicing multilateral debt.

         Argentina, like other Latin American countries, has been affected by the recent financial instability in Asia. In October 1998, Argentina negotiated a $4 billion aid package with the World Bank and the Inter-American Development Bank. Argentina also announced the issuance of $11 billion in 29-year Treasury bonds in the domestic market, which were placed in six monthly installments between October 1998 and March 1999. The government also obtained a bridge loan for $700 million with private domestic and international banks. As a result, at the start of the fourth quarter of 1998, the government had raised enough funds to cover its borrowing needs until March 1999. During 1999, Argentina raised $22.4 billion, meeting its funding needs for 1999. The $22.4 billion included $11.3 billion of debt issued in the international market, $1.4 billion in World Bank and IADB financing, $7.4 billion of debt issued on the domestic market, and $2.3 billion from privatizations.

         Upon taking office on December 10, 1999, President de la Rua declared the fiscal deficit to be Argentina's worst enemy and moved quickly to push a budget package through Congress to reduce the deficit with spending cuts and tax increases. The package calls for a $5 billion spending reduction and a $4.5 billion budget deficit target. President de la Rua also submitted several bills to Congress requesting labor reforms and the granting of additional powers to the government in order to facilitate fiscal deficit reduction. Although President de la Rua has faced political resistance in the PJ-controlled Senate, which has thwarted his efforts to adopt many of his proposed structural reforms, his aggressive efforts have shown a measure of success. Due to the new President's aggressive efforts, the IMF and Argentina reached agreement on a three-year US$7.4 billion standby credit facility. The extended credit facility sets a limit of US$4.7 billion on the 2000 deficit, down from US$7.1 billion in 1999. Although President de la Rua's efforts succeeded in meeting fiscal targets at the beginning of 2000, Argentina's fiscal performance in the second quarter of 2000 was disappointing, resulting in a new fiscal adjustment package at the end of May, focusing on public sector wage cuts. Other initiatives include the reform of the social security and health care systems. In January 2000 Argentina successfully completed its first long-term global bond offering since 1997.

         Reducing the fiscal deficit has been made more difficult by Argentina's stagnant economy, resulting in an extension of the target date for achieving fiscal balance from 2003 to 2005. In December 2000, amid growing concerns about the possibility of a debt default in 2001, the IMF and several other international lenders put together a $39.7 billion package of emergency credits that will cover the cost of most government debt payments through 2003.

         The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation has decreased steadily since then, to an annual rate of 0.9% in 1998, (1.2%) in 1999 and (-0.9%) in 2000.

         Although President de la Rua has publicly declared his support of the Convertibility Plan, there is no assurance that in the future, the Convertibility Plan will not be modified or abandoned.

         The international financial crises of 1998 and their impact on the domestic banking sector prompted the authorities to adopt new measures to prevent a run on bank deposits, as well as to improve the strength and performance of Argentina's banks. In September 1998, the Central Bank increased the amount covered by deposit insurance and extended coverage to large deposits, which had previously been uninsured.

         CONSUMER PRICE INDEX. The following table sets forth for 1990-2000 the change in Argentine Consumer Prices for the twelve months ended December 31:

                            INFLATION

                                                 CONSUMER PRICES,
                                                 INCREASE OVER
                                                 PREVIOUS PERIOD

         1990...................................    1,343.9
         1991...................................       84.1
         1992...................................       24.8
         1993...................................       10.6
         1994...................................        4.2
         1995(1)................................        3.4
         1996(1)................................        0.2
         1997...................................        0.5
         1998 ..................................        0.9
         1999 ..................................       (1.2)
         2000(2)................................       (0.9)

         (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

         (2)  Estimated

___________________

Source:  Banco Central de la Republica Argentina; Economist
Intelligence Unit.

         ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1993 through 2000 at current and constant prices:

                                   GROSS              CHANGE
                                   DOMESTIC           FROM PRIOR
                       GROSS       PRODUCT AT         YEAR AT
                       DOMESTIC    CONSTANT           CONSTANT
                       PRODUCT     1993 PRICES        PRICES
                       (millions of Argentine Pesos)  (percent)

         1993           236,500        208,300         N/A
         1994           257,440        250,308           5.8
         1995           258,032        243,186          (2.8)
         1996           272,150        256,626           5.5
         1997           292,859        277,441           8.1
         1998           298,131        288,195           3.9
         1999           283,133        279,215          (3.1)
         2000(1)        285,000        N/A               0.8


_______________
Source: Ministerio de Economia, Obras y Servicios Publicos;
National Bureau of National Accounts.


(1) Estimated

This is filed pursuant to Rule 497(c).  File Nos. 33-18647 and
811-5398.

                             ALLIANCE VARIABLE PRODUCTS
                             SERIES FUND, INC.

           ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN VALUE PORTFOLIO
         ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

_________________________________________________________________
c/o Alliance Global Investor Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2001
_________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2001 for Alliance Variable Products Series Fund, Inc. (the "Fund") that offers Class A shares. A separate Prospectus and Statement of Additional Information relates to the Fund's Class B shares. Financial statements for Alliance Variable Products Series Fund, Inc. for the year ended December 31, 2000 are included in the annual report to shareholders and are incorporated into this Statement of Additional Information by reference. Copies of the Prospectuses and annual reports of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE


    Introduction...........................................
    Investment Policies and Restrictions...................
         Other Investment Policies.........................
    Management of the Fund.................................
    Purchase and Redemption of Shares......................
    Net Asset Value........................................
    Portfolio Transactions.................................
    Dividends, Distributions and Taxes.....................
    General Information....................................
    Appendix A - Futures Contracts and Options on
         Futures Contracts and Foreign Currencies..........   A-1


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                          INTRODUCTION
_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios. This Statement of Additional Information relates only to the AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein International Value Portfolio.

_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Each Portfolio's respective investment objective is fundamental and cannot be changed without a shareholder vote. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

         The AllianceBernstein Small Cap Value Portfolio invests at least 65% of its total assets in the equity securities of "smaller companies," defined for these purposes as those companies that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million.)

For purposes of the foregoing, Alliance Capital Management, L.P. (the "Adviser" or "Alliance") considers the total U.S. equity market capitalization to be that described by the Russell 3000 Index. That index, maintained by Frank Russell Consulting, contains 3,000 large U.S. companies which represent about 98% of the U.S. equity market by market capitalization. Only common stocks of U.S. companies are included in this index; in the case of multiple classes of stock, generally only one is allowed. According to Frank Russell Consulting, total shares are adjusted for cross ownership between firms and for shares held by insiders to determine the shares floating and thus the capitalization used for the index. The Russell 3000 index is reconstituted annually
on June 30 using companies' market values as of May 31.   On
January 23, 2001 the market capitalization of the Russell 3,000 totaled $14.7 trillion. On that date the universe of small companies eligible for investment by the Portfolio included approximately 2,500 companies with capitalizations ranging up to approximately $6.2 billion.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus for each Portfolio.

         CURRENCY SWAPS. The Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account for the relevant Portfolio by the Fund's custodian. No Portfolio will enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio entering into a currency swap will have contractual remedies pursuant to the agreements related to the transactions.

         FORWARD COMMITMENTS. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell a security in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser to each of the Portfolios were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

         A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodians will maintain, in the separate account of the relevant Portfolio, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If a Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Although each Portfolio intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, that Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

         A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Portfolios may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. Additionally, for example, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S.

Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). No Portfolio will position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge").

         To the extent required by applicable law, the Fund's custodian will place liquid assets in a separate account of the relevant Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a Portfolio's separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting that Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolios may purchase a put option permitting that Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, each Portfolio may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolios' ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted.

         The Portfolios will not speculate in forward currency contracts. The Portfolios will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk. Generally, such forward contracts will be for a period of less than three months.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline.

These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit that Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities provided the loan is continuously secured by cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks equal to no less than the market value, determined daily, of the securities loaned. In lending its portfolio securities, a Portfolio will require that interest or dividends on securities loaned be paid to that Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on that Portfolio's investment in the securities loaned. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Portfolios may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Portfolios will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

         OPTIONS. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

         The Portfolios may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might purchase a call option. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid.
It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to that Portfolio.

         When a Portfolio writes a put option it must either own at all times during the option period an offsetting put option on the same security or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When a Portfolio writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by a Portfolio were exercised, that Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, that Portfolio would be obligated to sell the underlying security at the exercise price.

         The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Portfolio, offset by the option premium, is less than the current price).

         Each Portfolio will write covered call options both to reduce the risks associated with certain of its respective investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolios will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call options, the Portfolios will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to call options, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

         The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to a Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the respective Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         The Portfolios may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

         Each Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. A Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

         Each Portfolio may terminate its obligation to the holder of an option written by a Portfolio through a "closing purchase transaction." A Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. A Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by that Portfolio from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

         The Portfolios may purchase or write options in negotiated transactions. The Portfolios may effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by a Portfolio in negotiated transactions may be considered illiquid and it may not be possible for the Portfolio to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

         The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that the relevant Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although each Portfolio has established standards of creditworthiness for these primary dealers, a Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Portfolio has written, a Portfolio will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

         OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase put and call options and write covered put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A call option on a securities index is considered covered, for example, if, so long as a Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, a Portfolio segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option.

         Through the purchase of listed index options, a Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in a Portfolio's securities probably will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         OPTIONS ON FOREIGN CURRENCIES. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios are exchange-traded or traded over-the-counter. The Portfolios will write options on foreign currencies only if they are "covered."

         The Portfolios will not speculate in foreign currency options. Accordingly, the Portfolios will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

         See Appendix A for further discussion of the use, risks and costs of options on foreign currencies.

         FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the CFTC. The Portfolios will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. These investment techniques will not be used for speculation.

         In general, each Portfolio will limit its use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the CFTC; or (ii) if for other purposes, no more than 5% of the liquidation value of the respective Portfolio's total assets will be used for initial margin of option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage a Portfolio.

         In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

         Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, each Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.

         Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

         See Appendix A for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit each Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

         Repurchase agreements may exhibit the characteristics of loans by the Portfolios. During the term of a repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with that Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         ILLIQUID SECURITIES. None of the Portfolios will invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers); and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and that Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

         The Portfolios may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

         RIGHTS AND WARRANTS. The Portfolios may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. Rights and warrants may entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

The value of right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.
Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         PORTFOLIO TURNOVER. Because each Portfolio will actively use trading to achieve its investment objective and policies, a Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by a Portfolio. Management anticipates that the annual turnover in each Portfolio, may be in excess of 100%. An annual turnover rate of 100% occurs, for example, when all of the securities in a Portfolio are replaced one time in a period of one year.

         The value of a Portfolio's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Portfolio's investment objective will be achieved.

CERTAIN RISK CONSIDERATIONS

         RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and auditing and financial reporting standards, practices and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolios will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolios will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolios will invest and could adversely affect a Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolios. Certain countries in which the Portfolios will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change. A shareholder otherwise subject to United States Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "U.S. Federal Income Taxes."

         Although a Portfolio may value its assets in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales. The Portfolios may purchase foreign securities directly, as well as through ADRs.

         SECURITIES RATINGS. The ratings of fixed-income securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Adviser will try to reduce the risk inherent in each Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for each Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by each Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with that Portfolio's objectives and policies.

         1940 ACT RESTRICTIONS. Under the Investment Company Act of 1940 (the "1940 Act"), a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Portfolio's total assets less liabilities (other than such borrowings), the asset coverage of that Portfolio's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Portfolio's portfolio would be 400%. Each Portfolio will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Portfolio to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Portfolio to incur related transaction costs and to realize taxable gains.

         Under the 1940 Act, each Portfolio may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act each Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Portfolio's total assets may be invested in the securities of any investment company.

         The Portfolios may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         Each Portfolio has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the respective Portfolio's outstanding voting securities. The approval of a majority of the respective Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares, whichever is less.

         Each Portfolio may not:

         (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

         (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (4) Invest in companies for the purpose of exercising control;

         (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); and (c) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, that Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

         (6) Concentrate more than 25% of its assets in any particular industry or group of industries.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 55, is the President, Chief Operating
Officer and a Director of Alliance Capital Management Corporation
(ACMC),** with which he has been associated since prior to 1996.

         RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States; Chairman and Chief Executive Officer of Evlico; a Director of Avon, Tandem Financial Group and Donaldson, Lufkin & Jenrette Securities Corporation. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 71, is an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 58, is a Consultant. He was formerly a Senior Adviser from June 1999 - June 2000 and President from December 1989 - May 1999 of Historic Hudson Valley (historic preservation). Previously, he was Director of the National Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.
______________________

* An "Interested Person" of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor general partner of the Adviser, and the predecessor general partner of the same name.

         CLIFFORD L. MICHEL, 61, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 66, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe LLP since prior to 1996. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN and PRESIDENT, see biography above.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 41, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 63, is a Vice
Chairman of ACMC, with which he has been associated since prior to 1996.

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 56, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 59, is an
Executive Vice President of ACMC, with which he has been associated with since prior to 1996.

         RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 45, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         ANDREW M. ARAN, SENIOR VICE PRESIDENT, 43, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         PETER ANASTOS, SENIOR VICE PRESIDENT, 58, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         BRUCE ARONOW, VICE PRESIDENT, 34, Vice President of ACMC, with which he has been associated since 1999. Prior thereto, he was a Vice President at INVESCO since 1998, a Vice President at LGT Capital Management since 1996 and a Vice President at Chancellor Capital Management prior to 1996.

         EDWARD BAKER, VICE PRESIDENT, 50, is a Senior Vice
President and Chief Investment Officer - Emerging Markets of
ACMC, with which he has been associated since prior to 1996.

         THOMAS BARDONG, VICE PRESIDENT, 56, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         SANDRA YEAGER, VICE PRESIDENT, 36, is a Senior Vice
President of ACMC, with which she has been associated since prior to 1996.

         MATTHEW BLOOM, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MARK H. BREEDON, SENIOR VICE PRESIDENT, 48, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1996.

         RUSSEL BRODY, VICE PRESIDENT, 33, is a Vice President of
ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard
Odier et Cie since prior to 1996.

         NICHOLAS D.P. CARN, VICE PRESIDENT, 43, is a Senior Vice
President of ACMC, with which he has been associated since 1997.
Prior thereto, he was a Chief Investment Officer and Portfolio
Manager at Draycott Partners.

         PAUL J. DENOON, VICE PRESIDENT, 39, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DAVID EDGERLY, VICE PRESIDENT, 58, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has associated since prior to 1996.

         VICKI FULLER, VICE PRESIDENT, 44, has been a Senior Vice
President of ACMC since prior to 1996.

         GERALD T. MALONE, VICE PRESIDENT, 47, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MICHAEL MON, VICE PRESIDENT, 31, is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto he was a Portfolio Manager at Brundage, Stroy and Rose since 1998. Previously, he was employed as an Assistant Vice President at Mitchell Hutchin Asset Management since prior to 1996.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 35, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DANIEL G. PINE, SENIOR VICE PRESIDENT, 49, has been associated with the Adviser since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to
1996.

         PAUL RISSMAN, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         TYLER SMITH, VICE PRESIDENT, 62, is a Senior Vice
President of ACMC, with which he has been associated since July
1996.

         JEAN VAN DE WALLE, VICE PRESIDENT, 42, has been Vice
President of ACMC since prior to 1996.

         EDMUND P. BERGAN, JR., SECRETARY, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. (AFD) and Alliance Global Investor Services Inc. ("AGIS"), with which he has been associated since prior to 1995.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
50, is a Senior Vice President of AGIS, with which he has been associated since prior to 1996.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 46, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 39, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         THOMAS R. MANLEY, CONTROLLER, 47, is a Vice President of
ACMC, with which he has been associated since prior to 1996.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2000 and the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the Alliance Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              TOTAL NUMBER
                                              OF REGISTERED
                                TOTAL         INVESTMENT    TOTAL NUMBER
                                COMPENSATION  COMPANIES IN  OF INVESTMENT
                  AGGREGATE     FROM THE      THE ALLIANCE  PORTFOLIOS
                  COMPENSATION  ALLIANCE FUND FUND COMPLEX, IN THE,
                  FROM THE FUND COMPLEX,      INCLUDING THE ALLIANCE FUND
                  FOR THE       INCLUDING     FUND, AS TO   COMPLEX, INCLUDING
                  FISCAL YEAR   THE FUND      WHICH THE     THE FUND, AS TO
                  ENDING        FOR THE       DIRECTOR IS   WHICH THE DIRECTOR
                  DECEMBER 31,  2000 CALENDAR A DIRECTOR    IS A DIRECTOR
NAME OF DIRECTOR  2000          YEAR          OR TRUSTEE    OR TRUSTEE

John D. Carifa        $-0-        $0               45              103
Ruth Block            $3,848      $155,738         34               80
David H. Dievler      $3,954      $223,025         40               86
John H. Dobkin        $3,954      $187,175         37               83
William H. Foulk, Jr. $3,952      $220,738         41               99
Clifford L. Michel    $3,764      $171,138         35               83
Donald J. Robinson    $3,952      $160,777         37               93


         As of April 6, 2001 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         The Fund's investment adviser, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented the assets of investment companies). As of December 31, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nations' FORTUNE 100 companies), for public employees retirement funds in 41 states, for investment companies worldwide. The 49 registered investment companies managed by the Adviser, comprising 135 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.* Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the Portfolios. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 30-February 1, 2001.





__________________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser and ownership of Alliance Fund Distributors, Inc. and Alliance Global Investor Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors.

         Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         AllianceBernstein Small Cap Value Portfolio       1.00%
         AllianceBernstein Value Portfolio                 0.75%
         AllianceBernstein International Value Portfolio   1.00%

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until April 30, 2003 and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, AllianceBernstein Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., AllianceBernstein Utility Income Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Fund, Inc., The Alliance Portfolios, EQ Advisors Trust and Sandford C. Bernstein Fund, Inc., all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The

Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

CODE OF ETHICS

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

         Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

         An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

         The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of that Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be value in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be value in good faith at fair value by, or pursuant to procedures established by, the Board of Directors.

         Open futures contracts will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days

(unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Portfolios are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in a Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of a Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio for each Portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisers own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser and the Fund's distributor. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class A shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 18-1 under the 1940 Act.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, serves as the Fund's
Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel LLP, New York, New York.

INDEPENDENT AUDITORS

         Ernst & Young, LLP, New York, New York, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term Shareholder Approval as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented; or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its total return. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

                           APPENDIX A


            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contracts face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

This is filed pursuant to Rule 497(c).  File Nos. 33-18647 and
811-5398.

                                  ALLIANCE VARIABLE PRODUCTS
                                  SERIES FUND, INC.

           ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN VALUE PORTFOLIO
         ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

_________________________________________________________________
c/o Alliance Global Investor Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2001
_________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2001 for Alliance Variable Products Series Fund, Inc. (the "Fund") that offers Class B shares. A separate Prospectus and Statement of Additional Information relates to the Fund's Class A shares. Financial statements for Alliance Variable Products Series Fund, Inc. for the year ended December 31, 2000 are included in the annual report to shareholders and are incorporated into this Statement of Additional Information by reference. Copies of the Prospectuses and annual reports may be obtained by contacting Alliance Global Investor Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

    Introduction...........................................
    Investment Policies and Restrictions...................
         Other Investment Policies.........................
    Management of the Fund.................................
    Purchase and Redemption of Shares......................
    Net Asset Value........................................
    Portfolio Transactions.................................
    Dividends, Distributions and Taxes.....................
    General Information....................................
    Appendix A - Futures Contracts and Options on
         Futures Contracts and Foreign Currencies..........   A-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                          INTRODUCTION
_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios. This Statement of Additional Information relates only to the AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein International Value Portfolio.

_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Each Portfolio's respective investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

         The AllianceBernstein Small Cap Value Portfolio invests at least 65% of its total assets in the equity securities of "smaller companies," defined for these purposes as those companies that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million.)

For purposes of the foregoing, Alliance Capital Management, L.P. (the "Adviser" or "Alliance") considers the total U.S. equity market capitalization to be that described by the Russell 3000 Index. That index, maintained by Frank Russell Consulting, contains 3,000 large U.S. companies which represent about 98% of the U.S. equity market by market capitalization. Only common stocks of U.S. companies are included in this index; in the case of multiple classes of stock, generally only one is allowed. According to Frank Russell Consulting, total shares are adjusted for cross ownership between firms and for shares held by insiders to determine the shares floating and thus the capitalization used for the index. The Russell 3000 index is reconstituted annually
on June 30 using companies' market values as of May 31.   On
January 23, 2001 the market capitalization of the Russell 3,000 totaled $14.7 trillion. On that date the universe of small companies eligible for investment by the Portfolio included approximately 2,500 companies with capitalizations ranging up to approximately $6.2 billion.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus for each Portfolio.

         CURRENCY SWAPS. The Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account for the relevant Portfolio by the Fund's custodian. No Portfolio will enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio entering into a currency swap will have contractual remedies pursuant to the agreements related to the transactions.

         FORWARD COMMITMENTS. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell a security in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, the Adviser to each of the Portfolios were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

         A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolios' custodians will maintain, in the separate account of the relevant Portfolio, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If a Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Although each Portfolio intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, that Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

         A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Portfolios may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. Additionally, for example, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S.

Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). No Portfolio will position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge").

         To the extent required by applicable law, the Fund's custodian will place liquid assets in a separate account of the relevant Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a Portfolio's separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting that Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolios may purchase a put option permitting that Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, each Portfolio may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolios' ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted.

         The Portfolios will not speculate in forward currency contracts. The Portfolios will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk. Generally, such forward contracts will be for a period of less than three months.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline.

These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit that Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities provided the loan is continuously secured by cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks equal to no less than the market value, determined daily, of the securities loaned. In lending its portfolio securities, a Portfolio will require that interest or dividends on securities loaned be paid to that Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on that Portfolio's investment in the securities loaned. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Portfolios may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Portfolios will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

         OPTIONS. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

         The Portfolios may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might purchase a call option. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid.
It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to that Portfolio.

         When a Portfolio writes a put option it must either own at all times during the option period an offsetting put option on the same security or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When a Portfolio writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by a Portfolio were exercised, that Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, that Portfolio would be obligated to sell the underlying security at the exercise price.

         The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Portfolio, offset by the option premium, is less than the current price).

         Each Portfolio will write covered call options both to reduce the risks associated with certain of its respective investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolios will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call options, the Portfolios will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to call options, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

         The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to a Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the respective Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         The Portfolios may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

         Each Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. A Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

         Each Portfolio may terminate its obligation to the holder of an option written by a Portfolio through a "closing purchase transaction." A Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. A Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by that Portfolio from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

         The Portfolios may purchase or write options in negotiated transactions. The Portfolios may effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by a Portfolio in negotiated transactions may be considered illiquid and it may not be possible for the Portfolio to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

         The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that the relevant Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although each Portfolio has established standards of creditworthiness for these primary dealers, a Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Portfolio has written, a Portfolio will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

         OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase put and call options and write covered put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A call option on a securities index is considered covered, for example, if, so long as a Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, a Portfolio segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option.

         Through the purchase of listed index options, a Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in a Portfolio's securities probably will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         OPTIONS ON FOREIGN CURRENCIES. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios are exchange-traded or traded over-the-counter. The Portfolios will write options on foreign currencies only if they are "covered."

         The Portfolios will not speculate in foreign currency options. Accordingly, the Portfolios will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

         See Appendix A for further discussion of the use, risks and costs of options on foreign currencies.

         FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the CFTC. The Portfolios will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. These investment techniques will not be used for speculation.

         In general, each Portfolio will limit its use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the CFTC; or (2) if for other purposes, no more than 5% of the liquidation value of the respective Portfolio's total assets will be used for initial margin of option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage a Portfolio.

         In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

         Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, each Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.

         Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

         See Appendix A for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit each Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

         Repurchase agreements may exhibit the characteristics of loans by the Portfolios. During the term of a repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with that Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         ILLIQUID SECURITIES. None of the Portfolios will invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers); and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and that Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

         The Portfolios may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

         RIGHTS AND WARRANTS. The Portfolios may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. Rights and warrants may entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

The value of right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.
Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         PORTFOLIO TURNOVER. Because each Portfolio will actively use trading to achieve its investment objective and policies, a Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by a Portfolio. Management anticipates that the annual turnover in each Portfolio, may be in excess of 100%. An annual turnover rate of 100% occurs, for example, when all of the securities in a Portfolio are replaced one time in a period of one year.

         The value of a Portfolio's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Portfolio's investment objective will be achieved.

CERTAIN RISK CONSIDERATIONS

         RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and auditing and financial reporting standards, practices and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolios will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolios will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolios will invest and could adversely affect a Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolios. Certain countries in which the Portfolios will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change. A shareholder otherwise subject to United States Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "U.S. Federal Income Taxes."

         Although a Portfolio may value its assets in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales. The Portfolios may purchase foreign securities directly, as well as through ADRs.

         SECURITIES RATINGS. The ratings of fixed-income securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Adviser will try to reduce the risk inherent in each Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for each Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by each Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with that Portfolio's objectives and policies.

         1940 ACT RESTRICTIONS. Under the Investment Company Act of 1940 (the "1940 Act"), a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Portfolio's total assets less liabilities (other than such borrowings), the asset coverage of that Portfolio's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Portfolio's portfolio would be 400%. Each Portfolio will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Portfolio to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Portfolio to incur related transaction costs and to realize taxable gains.

         Under the 1940 Act, each Portfolio may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act each Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Portfolio's total assets may be invested in the securities of any investment company.

         The Portfolios may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

Certain Fundamental Investment Policies

         Each Portfolio has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the respective Portfolio's outstanding voting securities. The approval of a majority of the respective Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares, whichever is less.

         Each Portfolio may not:

         (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

         (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (4) Invest in companies for the purpose of exercising control;

         (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); and (c) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, that Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

         (6) Concentrate more than 25% of its assets in any particular industry or group of industries.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 55, is the President, Chief Operating
Officer and a Director of Alliance Capital Management Corporation
(ACMC),** with which he has been associated since prior to 1996.

         RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States; Chairman and Chief Executive Officer of Evlico; a Director of Avon, Tandem Financial Group and Donaldson, Lufkin & Jenrette Securities Corporation. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 71, is an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. He was formerly a Senior Vice President of ACMC until 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 58, is a Consultant. He was formerly a Senior Adviser from June 1999-June 2000 and President from December 1989-May 1999 of Historic Hudson Valley (historic preservation). Previously, he was Director of the National Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is 150 White Plains Road, Tarrytown, New York 10591.






_________________________
* An "Interested Person" of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor general partner of the Adviser, and the predecessor general partner of the same name.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         CLIFFORD L. MICHEL, 61, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 66, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe LLP since prior to 1996. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN and PRESIDENT, see biography above.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 41, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 63, is a Vice
Chairman of ACMC, with which he has been associated since prior to 1996.

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 56, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 59, is an
Executive Vice President of ACMC, with which he has been associated with since prior to 1996.

         RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 45, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1996.

         ANDREW M. ARAN, SENIOR VICE PRESIDENT, 43, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         PETER ANASTOS, SENIOR VICE PRESIDENT, 58, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1996.

         BRUCE ARONOW, VICE PRESIDENT, 34, Vice President of ACMC, with which he has been associated since 1999. Prior thereto, he was a Vice President at INVESCO since 1998, a Vice President at LGT Capital Management since 1996 and a Vice President at Chancellor Capital Management prior to 1996.

         EDWARD BAKER, VICE PRESIDENT, 50, is a Senior Vice
President and Chief Investment Officer - Emerging Markets of
ACMC, with which he has been associated since prior to 1996.

         THOMAS BARDONG, VICE PRESIDENT, 56, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         SANDRA YEAGER, VICE PRESIDENT, 36, is a Senior Vice
President of ACMC, with which she has been associated since prior to 1996.

         MATTHEW BLOOM, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MARK H. BREEDON, SENIOR VICE PRESIDENT, 48, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1996.

         RUSSEL BRODY, VICE PRESIDENT, 33, is a Vice President of
ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard
Odier et Cie since prior to 1996.

         NICHOLAS D.P. CARN, VICE PRESIDENT, 43, is a Senior Vice
President of ACMC, with which he has been associated since 1997.
Prior thereto, he was a Chief Investment Officer and Portfolio
Manager at Draycott Partners.

         PAUL J. DENOON, VICE PRESIDENT, 39, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DAVID EDGERLY, VICE PRESIDENT, 58, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has associated since prior to 1996.

         VICKI FULLER, VICE PRESIDENT, 44, has been a Senior Vice
President of ACMC since prior to 1996.

         GERALD T. MALONE, VICE PRESIDENT, 47, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MICHAEL MON, VICE PRESIDENT, 31, is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto he was a Portfolio Manager at Brundage, Stroy and Rose since 1998. Previously, he was employed as an Assistant Vice President at Mitchell Hutchin Asset Management since prior to 1996.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 35, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         DANIEL G. PINE, SENIOR VICE PRESIDENT, 49, has been associated with the Adviser since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to
1996.

         PAUL RISSMAN, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         TYLER SMITH, VICE PRESIDENT, 62, is a Senior Vice
President of ACMC, with which he has been associated since July
1996.

         JEAN VAN DE WALLE, VICE PRESIDENT, 42, has been Vice
President of ACMC since prior to 1996.

         EDMUND P. BERGAN, JR., SECRETARY, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. (AFD) and Alliance Global Investor Services Inc. ("AGIS"), with which he has been associated since prior to 1996.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
50, is a Senior Vice President of AGIS, with which he has been associated since prior to 1996.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 46, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 39, is a Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         THOMAS R. MANLEY, CONTROLLER, 47, is a Vice President of
ACMC, with which he has been associated since prior to 1996.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2000 and the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the Alliance Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                              TOTAL NUMBER
                                              OF REGISTERED
                                TOTAL         INVESTMENT    TOTAL NUMBER
                                COMPENSATION  COMPANIES IN  OF INVESTMENT
                  AGGREGATE     FROM THE      THE ALLIANCE  PORTFOLIOS
                  COMPENSATION  ALLIANCE FUND FUND COMPLEX, IN THE,
                  FROM THE FUND COMPLEX,      INCLUDING THE ALLIANCE FUND
                  FOR THE       INCLUDING     FUND, AS TO   COMPLEX, INCLUDING
                  FISCAL YEAR   THE FUND      WHICH THE     THE FUND, AS TO
                  ENDING        FOR THE 2000  DIRECTOR IS   WHICH THE DIRECTOR
                  DECEMBER 31,  CALENDAR      A DIRECTOR    IS A DIRECTOR
NAME OF DIRECTOR  2000          YEAR          OR TRUSTEE    OR TRUSTEE

John D. Carifa        $-0-        $-0-            45               103
Ruth Block            $3,848      $155,738        34                80
David H. Dievler      $3,954      $223,025        40                86
John H. Dobkin        $3,954      $187,175        37                83
William H. Foulk, Jr. $3,952      $220,738        41                99
Clifford L. Michel    $3,764      $171,138        35                83
Donald J. Robinson    $3,952      $160,777        37                93


         As of April 6, 2001 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         The Fund's investment adviser, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 2000 totalling more than $454 billion (of which more than $175 billion represented the assets of investment companies). As of December 31, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nations' FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies managed by the Adviser, comprising 135 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.* Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.




_________________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement , then between the Fund and Alliance Holding, was transferred to the Adviser and ownership of Alliance Fund Distributors, Inc. and Alliance Global Investor Services, Inc. the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the Portfolios. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 30-February 1, 2001.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors.

         Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         AllianceBernstein Small Cap Value Portfolio      1.00%
         AllianceBernstein Value Portfolio                0.75%
         AllianceBernstein International Value Portfolio  1.00%

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until April 30, 2003, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, AllianceBernstein Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income

Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., AllianceBernstein Utility Income Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Fund, Inc., The Alliance Portfolios, EQ Advisors Trust and Sanford C. Bernstein Fund, Inc., all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999.

         The Agreement will continue in effect until December 31, 2000 and continue in effect thereafter so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

         In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio; and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

CODE OF ETHICS

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in the securities, including securities that may be purchased or held by the Fund.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

         Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

         An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

         The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of that Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be value in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be value in good faith at fair value by, or pursuant to procedures established by, the Board of Directors.

         Open futures contracts will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Portfolios are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in a Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of a Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio for each Portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisers own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser and the Fund's distributor. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the

12b-1 Plan(s) adopted in accordance with Rule 18-1 under the 1940
Act.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, serves as the Fund's
Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel LLP, New York, New York.

INDEPENDENT AUDITORS

         Ernst & Young, LLP, New York, New York, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term Shareholder Approval as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented; or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its
total return.   Advertisements of a Portfolio's total return
disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

                           APPENDIX A


            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contracts face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.










































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